UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06637

The UBS Funds

 (Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 312-525 7100

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

The UBS Funds

Semiannual Report | December 31, 2021

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President's letter

February 10, 2022

Dear Shareholder,

When I last wrote you after the first half of 2021, the world was experiencing continued economic recovery, reopening around the world and optimism in the markets. The second half of 2021 was more characterized by volatility and uncertainty due to new COVID-19 variants, inflation expectations and other world events.

US President Joe Biden and Congress passed a $1.2 trillion dollar infrastructure bill which promises to pump additional fiscal stimulus, supporting investors' economic outlook and markets. Vaccines continued to facilitate a sustainable recovery, with roughly 60% of the world's population having received at least one dose by the end of the year. But while growth exceeded expectations so did inflation, and while many stock markets continued to move higher so did bond yields.

Ongoing fallout from the COVID-19 Delta variant and the emergence of the fast-spreading Omicron variant also temporarily drove markets lower as pandemic-related outbreaks in critical links of global supply chains resulted in longer-than-expected supply disruptions, further feeding inflation and stymying growth in many countries.

And geopolitical events, such as the tense US—China relationship and the Russian aggression against Ukraine continued to provide headline risk that injected volatility into markets. Meanwhile, the global rates backdrop that had been supporting the economic recovery since the onset of the COVID-19 pandemic shifted.

In the second half, after a string of US CPI (consumer price index) readings that were the highest since the '80s, the Fed turned markedly more hawkish on inflation and began tapering its quantitative easing (QE) bond purchases and telegraphed ending the program and raising rates in 2022. As the Fed's stance evolved over time, it both roiled markets while calming many investors concerned about continued economic expansion over the longer term. The Bank of England raised rates in December for the first time since the pandemic began.

On the China growth and policy front, Beijing announced a slew of market-supportive, pro-growth policies in December 2021 to counter some of the economic pain from restructuring policies it implemented earlier in the year, which many had feared would derail China growth and help to slow the global economic expansion. And, the Peoples Bank of China turned policy 180°, abandoning its tightening cycle, aimed in part at curbing bubbly credit and housing markets, and lowered its key policy rates for the first time since April 2020.

Despite continued headwinds from COVID-19 and its variants, rising inflation, higher interest rates and supply chain challenges, the global economic recovery continued but momentum weakened.

Equity returns for the past six months were mixed globally with the US posting solid gains, international developed equities less so and emerging markets falling in the second half of 2021. Fixed Income market returns globally were generally weak, with a few bright spots, notably, US high yield, where investors sought out the additional spread, and China government bonds which saw a flight to quality, as other credits sectors came under duress. And strong demand, low inventories and supply challenges were a 'trifecta' pushing commodity markets higher in the second half of 2021.

So it appears volatility is likely back with us for the longer-term as markets and investors continue to digest potential threats to growth, rising inflation and interest rates against a backdrop of uncertainty around geopolitics and developments in the ongoing recovery from the COVID-19 pandemic, which has turned from a sprint into a marathon.

President's letter

Building a genuinely diversified portfolio capable of delivering growth amid uncertainty and volatility is as challenging as ever. That said, we believe that there are many unique and compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the potential to deliver better investment outcomes for our clients.

As always, we thank you for being a part of the UBS family of funds.

Sincerely,

Igor Lasun
President
The UBS Funds
Managing Director
UBS Asset Management (Americas) Inc.

The markets in review

The economic expansion continues

Despite continued headwinds from COVID-19 and its variants, rising inflation, higher interest rates, and supply chain challenges, the US economy continued to expand at a healthy pace overall. A number of factors supported the economy, including continued fiscal spending, monetary policy accommodation by the US Federal Reserve Board (the "Fed") and robust job growth. Looking back, first quarter 2021 US annualized gross domestic product ("GDP") rose by 6.3%. GDP then grew 6.7% and 2.3% over the second and third quarters of the year, respectively. Finally, the Commerce Department's initial estimate for fourth quarter annualized GDP growth—released after the reporting period ended—was 6.9%.

While the Fed maintained the federal funds rate in a record-low range between 0.00% and 0.25% in 2021, toward the end of the year it signaled a shift in its monetary policy. With inflation remaining elevated and no longer viewed as being "transitory," in November the Fed announced that it would start tapering its monthly purchase of Treasury and agency mortgage-backed securities. At its next meeting in December, the central bank further reduced its bond purchases, which are currently set to end in March 2022. The Fed may then start raising rates, and it anticipates three rate hikes in 2022. Overseas, the Bank of England raised rates for the first time since the pandemic began in December. However, both the European Central Bank and Bank of Japan have hinted that they may not raise rates in 2022.

From a global perspective, in its October 2021 World Economic Outlook, the International Monetary Fund ("IMF") said, "The global recovery continues but the momentum has weakened, hobbled by the pandemic. Fueled by the highly transmissible Delta variant, the recorded global COVID-19 death toll has risen close to 5 million and health risks abound, holding back a full return to normalcy. Pandemic outbreaks in critical links of global supply chains have resulted in longer-than-expected supply disruptions, further feeding inflation in many countries." Overall, risks to economic prospects have increased, and policy trade-offs have become more complex. The IMF expects 2021 GDP growth in the Eurozone, UK and Japan will be 5.0%, 6.8% and 2.4%, respectively. For comparison purposes, the GDP of these economies declined -6.3%, -9.8% and -4.6%, respectively, in 2020.

Developed country equities move higher

Equities in developed countries generated positive returns during the six-months ended December 31, 2021. Supporting the market were the ongoing COVID-19 vaccine rollout, monetary and fiscal policy initiatives and corporate profits that often exceeded expectations. While there were some setbacks, they proved to be temporary and investor demand for equities was solid. For the six-months ended December 31, 2021, the S&P 500 Index1 gained 11.67% and ended the year near an all-time high. Outside the US, international developed equities, as measured by the MSCI EAFE Index (net),2 returned 2.24%. However, emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 fell 9.30%.

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

The overall fixed income market was weak

The overall global fixed income market generated weak results over the reporting period. As mentioned, with inflation moving higher the Fed and Bank of England, along with a number of emerging market central banks, started removing monetary policy accommodation. In the US, both short- and long-term Treasury yields moved higher (bond yields and prices move in the opposite direction). For the year as a whole, the yield on the US 10-year Treasury rose from 1.45% to 1.52%. 10-year government bond yields outside the US generally moved higher as well. The overall US bond market, as measured by the Bloomberg US Aggregate Index,4 returned 0.06% during the six-months ended December 31, 2021. Returns of riskier fixed income securities were mixed. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 gained 1.63%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 returned -0.52%.

4  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS All China Equity Fund

Portfolio performance

For the six months ended December 31, 2021, the UBS All China Equity Fund (the "Fund") returned -18.86%. The Fund's benchmark, the MSCI China All Shares Index (net) (the "Index"), returned -15.53% over the same time period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was driven primarily by stock selection decisions.

Portfolio performance summary1

What worked:

•  Within stock selection, Kweichow Moutai was the top contributor to Fund performance for the six-month period.

  – Moutai's share price rose after the company raised the prices of some of its products. This increased investor anticipation that the core product line would see price hikes, as well. (For details, see "Portfolio highlights.")

•  Several other stock selection decisions benefited performance during the reporting period.

  – NetEase, a gaming company, outperformed after the company's third quarter results showed that its top line and deferred revenue growth, a good indication of fourth quarter revenue, outperformed market expectations. We expect NetEase to have a strong product cycle next year, including the release of its Naraka Bladepoint and Harry Potter games. These new games should help with the company's expansion beyond Japan, its current key overseas market, to Europe and the US. (For details, see "Portfolio highlights.")

  – Shandong Pharmaceutical Glass, Shandong Pharmaceutical rose as a vaccine beneficiary amid concerns over the new COVID-19 variant, Omicron. Price increases were implemented in November to mitigate the rising cost of raw materials.

  – Hong Kong Exchanges & Clearing outperformed on the back of expectations for a stronger pipeline of initial public offerings (IPOs). The company also benefited from being viewed as relatively more immune to local policy changes.

  – The decision not to hold Pinduoduo contributed to relative performance during the reporting period. The stock underperformed as competition among e-commerce platforms has intensified. Further, a rise in US bond yields triggered risk aversion among investors, which hurt stocks with high valuations. In addition, Pinduoduo was negatively impacted by concerns over ADR de-listing risks related to the Holding Foreign Companies Accountable Act (HFCAA). We believe it is not yet clear whether Pinduoduo would be able to sustain its growth without user discounts.

What didn't work:

•  Certain stock selection decisions made a negative contribution to Fund returns during the reporting period.

  – Shares of Chinasoft International outperformed earlier, but pulled back after reporting weaker-than-expected 2021 earnings due to short-term margin pressures. Increasing labor input costs, higher research & development (R&D) expenses, and the resurgence of Covid-19 cases in China all caused delays in projects. We continue to hold this stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS All China Equity Fund

  – We added to the Fund's position in Ping An Insurance after the stock price fell to attractive levels based on weaker sentiment and concerns that Evergrande's missed interest payments may negatively impact Ping An Insurance. However, the company publicly disclosed that it does not have any direct exposure to Evergrande, and we believe the company's real estate exposure is manageable. We also added to Ping An Insurance as we believe it offers the best exposure to structural growth in China's life insurance and long-term financial planning markets. We continue to hold this stock. (For details, see "Portfolio highlights.")

  – Jinke Smart Services fell along with negative sentiment regarding the Chinese property sector. The market has concerns about whether the property management business will continue to receive new projects from its related developers. Jinke has historically relied more on third-party development instead, and has improved its independence by introducing Boyu Capital as a strategic investor to the company. We continue to hold this stock.

  – Shares of Alibaba Group fell on concerns of weaker-than-expected growth in core commerce in China, partly due to macroeconomic weakness and increased competition. Alibaba also lowered its earnings guidance for fiscal year 2022. The stock is trading at attractive valuations, and the company is investing in growing its e-commerce business such as Taobao Deals. We believe Alibaba's investment in other businesses such as cloud and logistics may contribute more over time. We continue to hold this stock. (For details, see "Portfolio highlights.")

  – Ping An Healthcare fell on weak market sentiment about internet healthcare in China lacking a positive catalyst. The market is waiting for the final version of detailed regulations on internet healthcare. The company guided earnings expectations lower in October. We continue to hold this stock.

•  The Fund did not invest in derivatives during the reporting period.

Portfolio highlights

•  Tencent is the leading company in China's PC/mobile internet market, and provides services such as instant messaging, online gaming, social community, news and online music. Tencent has established several powerful online service platforms and accumulated a huge number of loyal customers. With its current strong position, we expect the company to ride on the mature business models and consistently grow its business going forward. Fast-growing online games—along with newly emerging mobile games, which is one of the largest revenue-generating segments—will likely contribute most to the company going forward.

•  Alibaba is a large e-commerce company. We believe that e-commerce penetration will continue to grow in China, even in the midst of a retail slowdown. Thus, we consider it a more defensive part of retail sales, and in our view Alibaba has the strongest position in China's e-commerce space.

•  Kweichow Moutai engages in the manufacture and distribution of Moutai liquor series products. Moutai is a Chinese premium liquor brand with strong pricing power and growth visibility. The share price is attractively valued, and the company offers the potential to benefit from state-owned enterprise (SOE) reform.

•  Netease is a leading online game company in China. It has a good track record for delivering blockbuster games, and has posted healthy growth for more than 10 years. We believe that Netease continues to have a strong game pipeline and will be able to deliver new revenue streams. The company is well-positioned as a leading player in China's online entertainment sectors, particularly online games and music.

UBS All China Equity Fund

•  We believe Ping An Insurance is well-placed to benefit from the structural growth in the investment and retirement needs of the aging Chinese population. Premium penetration remains low compared to more developed Asian economies. The company's valuation looks attractive at current levels.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS All China Equity Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	Inception[1]
Class P2	(18.86)%	N/A	(32.29)%
MSCI China All Shares Index (net)[3]	(15.53)	(12.91)%	(25.15)

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class P—17.70% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2022, do not exceed 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS All China Equity Fund is February 23, 2021.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held

3  The MSCI China All Shares Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes,using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS All China Equity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten holdings

Kweichow Moutai Co. Ltd., Class A	13.6%
Tencent Holdings Ltd.	9.5
NetEase, Inc.	7.0
Alibaba Group Holding Ltd.	6.5
Ping An Insurance Group Co. of China Ltd., Class H	5.1
Hong Kong Exchanges & Clearing Ltd.	4.9
Jiangsu Hengrui Medicine Co. Ltd., Class A	4.9
China Merchants Bank Co. Ltd., Class H	4.4
Wuliangye Yibin Co. Ltd., Class A	2.9
Ping An Bank Co. Ltd., Class A	2.7
Total	61.5%

Top issuer breakdown by country or territory of origin

China	90.7%
Hong Kong	6.6
United States	3.6
Total	100.9%

Common stocks
Banks	7.1%
Beverages	18.0
Capital markets	4.9
Chemicals	1.6
Construction materials	1.8
Diversified consumer services	0.1
Diversified financial services	2.3
Entertainment	9.6
Food products	1.3
Gas utilities	0.6
Health care equipment & supplies	1.6
Health care providers & services	0.3
Health care technology	0.4
Household durables	1.7
Insurance	6.8
Interactive media & services	9.5
Internet & direct marketing retail	8.4
IT services	1.8
Life sciences tools & services	1.2
Pharmaceuticals	9.2
Real estate management & development	6.0
Software	0.2
Textiles, apparel & luxury goods	2.3
Transportation infrastructure	0.6
Total common stocks	97.3
Short-term investments	3.6
Investment of cash collateral from securities loaned	0.3
Total investments	101.2
Liabilities in excess of other assets	(1.2)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS All China Equity Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks: 97.3%
China: 90.7%
Alibaba Group Holding Ltd.*	6,100	$93,015
Alibaba Health Information Technology Ltd.*,1	6,000	5,071
Anhui Conch Cement Co. Ltd., Class H	5,000	24,976
Anhui Gujing Distillery Co. Ltd., Class B	1,500	21,353
China Gas Holdings Ltd.	4,200	8,726
China Jinmao Holdings Group Ltd.	46,000	14,217
China Merchants Bank Co. Ltd., Class H	8,000	62,122
China Resources Land Ltd.	6,000	25,239
Chinasoft International Ltd.*	20,000	26,059
Country Garden Services Holdings Co. Ltd.	2,000	11,978
CSPC Pharmaceutical Group Ltd.	34,000	36,932
Far East Horizon Ltd.[1]	37,000	32,836
Hainan Meilan International Airport Co. Ltd., Class H*	3,000	9,253
Jiangsu Hengrui Medicine Co. Ltd., Class A	8,700	69,222
Jinke Smart Services Group Co. Ltd., Class H1	2,500	10,885
Kingsoft Corp. Ltd.	5,000	21,962
Kweichow Moutai Co. Ltd., Class A	600	192,991
Li Ning Co. Ltd.	3,000	32,837
Longfor Group Holdings Ltd.[2]	5,000	23,533
Meituan, Class B*,2	900	26,016
Midea Group Co. Ltd., Class A	2,100	24,320
NetEase, Inc.	4,900	98,973
NetEase, Inc., ADR	160	16,285
Ping An Bank Co. Ltd., Class A	15,000	38,787
Ping An Healthcare and Technology Co. Ltd.*,1,2	1,200	4,363
Ping An Insurance Group Co. of China Ltd., Class H	10,000	72,010
Shandong Pharmaceutical Glass Co. Ltd., Class A	3,400	23,419
TAL Education Group, ADR*	468	1,839
Tencent Holdings Ltd.	2,300	134,740
Tuya, Inc., ADR*	400	2,500
Wanhua Chemical Group Co. Ltd., Class A	1,400	22,186
	Number of shares	Value
Common stocks—(concluded)
China—(concluded)
Wuliangye Yibin Co. Ltd., Class A	1,200	$41,923
Wuxi Biologics Cayman, Inc.*,2	1,500	17,804
Yihai International Holding Ltd.*,1	4,000	18,493
Yunnan Baiyao Group Co. Ltd., Class A	1,500	24,630
		1,291,495
Hong Kong: 6.6%
AIA Group Ltd.	2,400	24,192
Hong Kong Exchanges & Clearing Ltd.	1,200	70,084
		94,276
Total common stocks (cost $1,857,247)		1,385,771
Short-term investments: 3.6%
Investment companies: 3.6%
State Street Institutional U.S. Government Money Market Fund, 0.030%[3] (cost $50,472)	50,472	50,472
Investment of cash collateral from securities loaned: 0.3%
Money market funds: 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.030%[3] (cost $4,332)	4,389	4,332
Total investments: 101.2% (cost $1,912,051)		1,440,575
Liabilities in excess of other assets: (1.2%)		(16,890)
Net assets: 100.0%		$1,423,685

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS All China Equity Fund

Portfolio of investments

December 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$1,385,771	$—	$—	$1,385,771
Short-term investments	—	50,472	—	50,472
Investment of cash collateral from securities loaned	—	4,332	—	4,332
Total	$1,385,771	$54,804	$—	$1,440,575

At December 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $71,716, represented 5.0% of the Fund's net assets at period end.

3  Rates shown reflect yield at December 31, 2021.

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Portfolio performance

For the six months ended December 31, 2021, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 0.12% (Class A shares returned -5.42% after the deduction of the maximum sales charge), while Class P shares returned 0.26%. For purposes of comparison, the ICE BofA Merrill Lynch US Treasury 1-5 Year Index retuned -0.69% during the same time period, the MSCI World Index (net) returned 7.76%, and the FTSE One-Month US Treasury Bill Index returned 0.03%. (Class P shares have lower expenses than the other share class of the Fund.)

Returns for all share classes over various time periods are shown on page 14; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

Overall, the Fund delivered strong risk-adjusted and absolute returns over the reporting period and comfortably outperformed its benchmark and return objective. We used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on performance. Derivatives were just one tool, among others, that we used to implement our market allocation strategy.

The Fund generated strong performance over the first half of the period, with most of our trades and directional exposures contributing to results. It was a period of reflation, reopening and optimism. Global growth accelerated, yield curves steepened early in the period, and inflation expectations rose. Against this backdrop, equites meaningfully outperformed bonds and our cyclicals value trades added value. Finally, attractively valued emerging market currencies benefited from a weaker US dollar and gradually improving global financial conditions. The Fund was exposed to all those factors.

The following two months were less constructive and represented more of a mixed bag for the Fund on an absolute basis. While our equity exposure continued to perform well overall, we observed a countertrend, with a move back to pandemic winners and away from reflation exposures. This was driven by investors becoming more cautious due to a peak in global growth momentum. In addition, investor sentiment was impacted by the new Omicron variant which was several times more contagious than previous variants. In turn, investors turned more cautious, bond yields began to decline, and the US dollar strengthened in anticipation of weaker near-term global growth. December, however, was again an exceptionally good month for the Fund, significantly outperforming other unconstrained strategies (e.g., as measured by the HFRX Global Hedge Fund Index), closing out the year on strong footing.

We remain positioned for a strong growth environment given financial and monetary conditions remain accommodative, vaccines continue to work and protect against severe disease and should allow for a gradual ongoing reopening of additional parts of the global economy.

Portfolio performance summary1

What worked:

•  The portfolio's strategic allocation to equities and credit contributed to performance.

  – Our strategic allocation to global equities delivered strong positive returns over the reporting period as the global economy continued to recover.

  – Fixed income was a slight detractor overall as yields rose by almost 80 basis points (i.e., 0.80%) over the reporting period. An exception was high-yield corporate bonds, which were additive for returns due to narrowing credit spreads.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Dynamic Alpha Fund

•  Overall, market allocation decisions were additive for results.

  – We maintained an equity overweight for most of the reporting period, but decided to assume a more neutral stance (at least from a risk [beta] point of view), as we transitioned into second quarter of 2021 (prior to the beginning of the reporting period), as several of our key risk indicators turned more negative. First, economic momentum was peaking and markets historically struggle during such an adjustment period. Second, our behavioral sentiment indicators were softening, as the media increasingly focused on the aforementioned peak in global growth. Lastly, we were concerned that a quick rise in yields could pressure lofty equity valuations.

  – Within equities, we maintained a pro-cyclical value positioning for most of the reporting period, with the rational of further earnings upside from a reopening of the global economy. Most of the trades within this category contributed to performance, such as long Stoxx600 Banks versus Eurostoxx50, long FTSE MIB Italy versus Stoxx50 and long emerging versus developed market equities.

•  Overall, active currency positions contributed to results.

  – The largest contributor to performance was a short US dollar Norwegian krone trade. This was beneficial given hawkish rhetoric from the Norges Bank and a procyclical growth improvement which similarly helped long emerging market positions, such as the Brazilian real and Mexican peso against the US dollar, which were additive to performance.

What didn't work:

•  Certain market allocation decisions detracted from results.

  – Within equities, the trades that detracted were generally more defensively minded, such as a long UK versus EuroStoxx50 position and a long Topix versus MSCI World trade. Both underperformed slightly more than we anticipated, driven by some idiosyncratic developments in their respective markets. For example, flows and sentiment remained weak for the Topix, largely due to slow progress on vaccine distribution and approval which delayed the reopening and increased the vulnerability to COVID-19 variants. However, we anticipated Japanese equities to underperform less given their fundamental strength, cheapness and the ongoing Bank of Japan buying during stress periods. UK equities also underperformed for several reasons, but probably the most important were: 1) the pound's strength relative to other major trading currencies, 2) increasing instead of falling risk premium on UK stocks following the "skinny" Brexit deal and 3) the strength of broader eurozone equities during the first half of 2021. However, we retained both trades as they continued to improve the risk-adjusted return of the overall portfolio given our other positions.

  – There were no meaningful detractors on the relative value fixed income side, as our yield curve steepener position and our short US duration stance thereafter added to overall performance.

•  Certain active currency positions detracted from performance.

  – The Fund's short positions in developed commodity currencies, such as the Canadian dollar and New Zealand dollar against the US dollar, were the largest detractors over the period amidst the improved global growth outlook and a rebound in commodity prices.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.12%	4.08%	2.87%	2.73%
Class P2	0.26	4.42	3.12	2.99
After deducting maximum sales charge
Class A1	(5.42)%	(1.61)%	1.69%	2.15%
ICE BofAML US Treasury 1-5 Year Index[3]	(0.69)	(1.10)	1.88	1.34
MSCI World Index (net)[4]	7.76	21.82	15.03	12.70
FTSE One-Month US Treasury Bill Index[5]	0.03	0.04	1.06	0.56

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class A—2.32% and 1.38%; Class P—2.09% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short, and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 1.35% for Class A shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The ICE BofA US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The FTSE One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Portfolio statistics and industry diversification—(unaudited)1,2

As a percentage of net assets as of December 31, 2021

Top ten holdings

U.S. Treasury Bills, 0.450% due 03/10/22	13.9%
U.S. Treasury Bills, 0.114% due 06/02/22	11.2
iShares MSCI International Value Factor ETF	4.6
U.S. Treasury Notes, 2.000% due 02/15/22	3.5
Bundesobligation, 0.000% due 04/11/25	3.4
iShares MSCI USA Value Factor ETF	3.2
U.S. Treasury Notes, 0.250% due 05/31/25	3.2
New Zealand Government Inflation Linked Bond, 3.000% due 09/20/30	2.3
Ireland Government Bond, 1.000% due 05/15/26	1.9
Japan Government Ten Year Bond, 0.400% due 03/20/25	1.8
Total	49.0%

Top five issuer breakdown by country or territory of origin

United States	52.9%
Japan	5.7
Germany	4.8
United Kingdom	4.4
France	3.9
Total	71.7%
Corporate bonds
Advertising	0.1%
Aerospace & defense	0.2
Agriculture	0.6
Airlines	0.2
Apparel	0.0	†
Auto manufacturers	1.4
Banks	7.4
Chemicals	0.8
Commercial services	0.3
Computers	0.2
Diversified financial services	1.1
Electric	2.4
Engineering & construction	0.6
Gas	0.8
Healthcare-products	0.1
Insurance	2.7
Media	0.6
Mining	0.1
Miscellaneous manufacturers	0.2
Oil & gas	0.8
Pharmaceuticals	0.4
Pipelines	0.5
Real estate	0.3
Real estate investment trusts	0.8
Retail	0.0	†
Semiconductors	0.2
Software	0.1
Sovereign	0.4
Supranationals	0.1
Telecommunications	0.3
Transportation	0.3
Water	1.3
Total corporate bonds	25.3
Mortgage-backed securities	0.0	†
Non-U.S. government agency obligations	22.9
U.S. Treasury obligations	35.5
Exchange traded funds	7.8
Investment of cash collateral from securities loaned	4.1
Total investments	95.6
Other assets in excess of liabilities	4.4
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05%).

1  The portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of UBS Dynamic Alpha Fund. Figures would be different if a breakdown of the underlying investment companies and exchange traded funds was included.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds: 25.3%
Australia: 0.9%
APT Pipelines Ltd. 4.200%, due 03/23/25[2]		15,000	$16,042
Aurizon Network Pty Ltd. 4.000%, due 06/21/24[2]	AUD	30,000	23,555
Ausgrid Finance Pty Ltd. 3.750%, due 10/30/24[2]	AUD	30,000	22,990
Commonwealth Bank of Australia (fixed, converts to FRN on 10/03/24), 1.936%, due 10/03/29[2]	EUR	100,000	118,162
Westpac Banking Corp. 2.000%, due 01/13/23		30,000	30,449
(fixed, converts to FRN on 09/21/27), 5.000%, due 09/21/27[3]		80,000	83,286
			294,484
Belgium: 0.4%
RESA SA 1.000%, due 07/22/26[2]	EUR	100,000	117,260
Bermuda: 0.1%
XLIT Ltd. 5.250%, due 12/15/43		20,000	27,500
Canada: 0.2%
Canadian Pacific Railway Co. 1.350%, due 12/02/24[4]		60,000	60,072
TELUS Corp. 3.750%, due 01/17/25	CAD	15,000	12,453
			72,525
China: 0.1%
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.700%, due 05/01/25[5]		5,000	5,162
3.150%, due 05/01/27[5]		15,000	15,768
			20,930
France: 2.5%
AXA SA (fixed, converts to FRN on 05/28/29), 3.250%, due 05/28/49[2]	EUR	100,000	127,546
Credit Agricole SA 1.375%, due 03/13/25[2]	EUR	100,000	118,330
Electricite de France SA 5.625%, due 01/22/24		100,000	105,471
SCOR SE (fixed, converts to FRN on 03/13/29), 5.250%, due 03/13/29[2,3]		200,000	208,160
Terega SA 2.200%, due 08/05/25[2]	EUR	100,000	121,332
Unibail-Rodamco-Westfield SE (fixed, converts to FRN on 04/25/26), 2.875%, due 01/25/26[2,3]	EUR	100,000	114,071
			794,910
	Face amount[1]		Value
Corporate bonds—(continued)
Germany: 1.4%
ADLER Group SA 1.500%, due 07/26/24[2,6]	EUR	100,000	$99,334
Kreditanstalt fuer Wiederaufbau 2.625%, due 01/25/22		110,000	110,144
Volkswagen International Finance N.V. 1.125%, due 10/02/23[2]	EUR	100,000	116,130
Series NC6, (fixed, converts to FRN on 06/27/24), 3.375%, due 06/27/24 [2,3]	EUR	100,000	119,892
			445,500
Guernsey: 0.4%
Globalworth Real Estate Investments Ltd. 3.000%, due 03/29/25[2]	EUR	100,000	119,599
Ireland: 1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.650%, due 10/29/24		300,000	299,456
Japan: 0.1%
Mitsubishi UFJ Financial Group, Inc. 2.665%, due 07/25/22		25,000	25,293
Mexico: 1.0%
Mexico City Airport Trust 5.500%, due 07/31/47[2]		200,000	199,663
Petroleos Mexicanos 3.750%, due 02/21/24[2]	EUR	100,000	116,878
			316,541
Poland: 0.4%
Tauron Polska Energia SA 2.375%, due 07/05/27[2]	EUR	100,000	116,753
Spain: 2.0%
Banco Santander SA 3.250%, due 04/04/26[2]	EUR	100,000	125,410
4.000%, due 01/19/23[2]	AUD	200,000	149,997
Canal de Isabel II Gestion SA 1.680%, due 02/26/25[2]	EUR	100,000	118,495
Iberdrola International BV (fixed, converts to FRN on 03/26/24), 2.625%, due 03/26/24[2,3]	EUR	100,000	119,307
Redexis Gas Finance BV 1.875%, due 04/27/27[2]	EUR	100,000	120,056
			633,265
Supranationals: 0.5%
Corp Andina de Fomento 4.500%, due 06/05/25[2]	AUD	35,000	27,071
European Financial Stability Facility 0.500%, due 07/11/25[2]	EUR	100,000	117,139
			144,210

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Switzerland: 0.4%
Argentum Netherlands BV for Swiss Life AG (fixed, converts to FRN on 06/16/25), 4.375%, due 06/16/25[2,3]	EUR	100,000	$126,231
United Kingdom: 4.3%
Anglian Water Services Financing PLC 4.500%, due 02/22/26[2]	GBP	100,000	151,474
AstraZeneca PLC 3.500%, due 08/17/23		30,000	31,307
Barclays PLC (fixed, converts to FRN on 10/06/22), 2.375%, due 10/06/23[2]	GBP	100,000	136,694
BAT Capital Corp. 3.557%, due 08/15/27		35,000	36,708
BAT International Finance PLC 0.875%, due 10/13/23[2]	EUR	100,000	115,249
Lloyds Banking Group PLC 2.250%, due 10/16/24[2]	GBP	100,000	137,865
Natwest Group PLC (fixed, converts to FRN on 06/25/23), 4.519%, due 06/25/24		200,000	209,225
Phoenix Group Holdings PLC 4.125%, due 07/20/22[2]	GBP	150,000	206,245
Reynolds American, Inc. 4.450%, due 06/12/25		25,000	27,000
Virgin Money UK PLC (fixed, converts to FRN on 04/24/25), 3.375%, due 04/24/26[2]	GBP	100,000	139,713
WPP Finance 2010 3.750%, due 09/19/24		25,000	26,428
Yorkshire Water Finance PLC (fixed, converts to FRN on 03/22/23), 3.750%, due 03/22/46[2]	GBP	100,000	137,963
			1,355,871
United States: 9.6%
3M Co. 2.650%, due 04/15/25		20,000	20,875
AbbVie, Inc. 3.450%, due 03/15/22		25,000	25,023
Air Products and Chemicals, Inc. 2.050%, due 05/15/30		20,000	20,117
Albemarle Corp. 5.450%, due 12/01/44		50,000	65,044
Altria Group, Inc. 4.400%, due 02/14/26		13,000	14,320
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22		34,859	34,747
Apache Corp. 4.250%, due 01/15/44		60,000	60,750
AT&T, Inc. 4.350%, due 03/01/29		60,000	67,397
	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
Bank of America Corp. (fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23		90,000	$91,860
3.875%, due 08/01/25		80,000	86,713
Boeing Co. 2.196%, due 02/04/26		20,000	19,995
Bristol-Myers Squibb Co. 3.875%, due 08/15/25		24,000	25,972
Broadcom, Inc. 3.150%, due 11/15/25		35,000	36,643
Charter Communications Operating LLC/Charter Communications Operating Capital 4.500%, due 02/01/24		50,000	53,174
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP 3.300%, due 05/01/23[5]		120,000	123,574
5.125%, due 04/01/25[5]		25,000	27,758
Chevron USA, Inc. 3.850%, due 01/15/28		20,000	22,143
Citigroup, Inc. 3.875%, due 10/25/23		130,000	137,011
4.600%, due 03/09/26		20,000	22,057
Comcast Corp. 3.950%, due 10/15/25		35,000	38,211
Costco Wholesale Corp. 1.600%, due 04/20/30		10,000	9,688
CVS Health Corp. 2.625%, due 08/15/24		35,000	36,239
Dell International LLC/EMC Corp. 5.300%, due 10/01/29		60,000	70,332
Diamondback Energy, Inc. 3.250%, due 12/01/26		50,000	52,731
Enable Midstream Partners LP 3.900%, due 05/15/24[7]		25,000	26,104
Energy Transfer LP 4.500%, due 04/15/24		5,000	5,299
EnLink Midstream Partners LP 4.400%, due 04/01/24		10,000	10,450
ERAC USA Finance LLC 5.625%, due 03/15/42[5]		35,000	47,404
Exelon Corp. 3.400%, due 04/15/26		15,000	15,978
Ford Motor Credit Co. LLC 3.021%, due 03/06/24	EUR	100,000	118,709
General Electric Co., Series A, 6.750%, due 03/15/32		6,000	8,182
General Motors Financial Co., Inc. 4.350%, due 04/09/25		90,000	96,829
Georgia Power Co., Series A, 2.100%, due 07/30/23		25,000	25,440
Glencore Funding LLC 4.875%, due 03/12/29[5]		40,000	45,234

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
United States—(continued)
Goldman Sachs Group, Inc. 1.625%, due 07/27/26[2]	EUR	40,000	$48,056
3.375%, due 03/27/25[2]	EUR	35,000	43,898
3.500%, due 04/01/25		90,000	95,169
Illinois Tool Works, Inc. 2.650%, due 11/15/26		45,000	47,190
JPMorgan Chase & Co. 3.200%, due 01/25/23		220,000	225,966
3.625%, due 12/01/27		60,000	64,651
Kinder Morgan, Inc. 5.625%, due 11/15/23[5]		35,000	37,398
Liberty Mutual Group, Inc. 4.569%, due 02/01/29[5]		25,000	28,728
Lincoln National Corp. 3.800%, due 03/01/28		70,000	76,797
Mastercard, Inc. 2.000%, due 03/03/25		20,000	20,505
Morgan Stanley 4.000%, due 07/23/25		85,000	92,118
4.350%, due 09/08/26		20,000	22,107
MPLX LP 4.250%, due 12/01/27		30,000	33,228
National Rural Utilities Cooperative Finance Corp. 3.700%, due 03/15/29		15,000	16,505
NIKE, Inc. 2.400%, due 03/27/25		10,000	10,353
Oncor Electric Delivery Co. LLC 3.700%, due 11/15/28		25,000	27,514
Oracle Corp. 2.500%, due 04/01/25		20,000	20,469
PacifiCorp. 2.700%, due 09/15/30		5,000	5,147
Quanta Services, Inc. 0.950%, due 10/01/24		50,000	49,457
Raytheon Technologies Corp. 3.950%, due 08/16/25		25,000	27,108
Southern California Edison Co., Series E, 3.700%, due 08/01/25		20,000	21,354
Southern Co. 3.250%, due 07/01/26		35,000	37,026
Swiss Re Treasury U.S. Corp. 4.250%, due 12/06/42[5]		30,000	36,754
Thermo Fisher Scientific, Inc. 1.215%, due 10/18/24		20,000	19,978
TWDC Enterprises 18 Corp. 1.850%, due 07/30/26		10,000	10,084
United Airlines Pass-Through Trust, Series 2016-1, Class B, 3.650%, due 01/07/26		35,012	34,622
Verizon Communications, Inc. 3.376%, due 02/15/25[6]		25,000	26,608
	Face amount[1]		Value
Corporate bonds—(concluded)
United States—(concluded)
ViacomCBS, Inc. 4.750%, due 05/15/25		75,000	$82,251
Virginia Electric and Power Co., Series A, 3.800%, due 04/01/28		20,000	21,889
Visa, Inc. 1.900%, due 04/15/27		25,000	25,358
Williams Cos., Inc. 4.300%, due 03/04/24		35,000	36,933
Xcel Energy, Inc. 4.800%, due 09/15/41		80,000	97,055
			3,004,279
Total corporate bonds (cost $7,585,075)			7,914,607
Mortgage-backed securities: 0.0%†
Cayman Islands: 0.0%†
LNR CDO IV Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[5,8,9]		8,000,000	0
United States: 0.0%†
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.668%, due 04/25/35[10]		46,431	0
Total mortgage-backed securities (cost $8,096,407)			0
Non-U.S. government agency obligations: 22.9%
Australia: 1.5%
Australia Government Bond 2.250%, due 05/21/28[2]	AUD	420,000	319,948
2.750%, due 11/21/27[2]	AUD	200,000	156,415
			476,363
Canada: 3.4%
Canada Housing Trust No. 1 2.350%, due 09/15/23[5]	CAD	120,000	96,927
Canadian Government Bond 1.500%, due 02/01/22	CAD	520,000	411,508
1.500%, due 09/01/24	CAD	690,000	551,682
			1,060,117
China: 0.4%
China Development Bank 1.250%, due 01/21/23[2]	GBP	100,000	135,306
Colombia: 0.1%
Colombia Government International Bond 8.125%, due 05/21/24		30,000	33,943

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]		Value
Non-U.S. government agency obligations—(continued)
France: 1.4%
Caisse d'Amortissement de la Dette Sociale 1.375%, due 11/25/24[2]	EUR	100,000	$119,414
French Republic Government Bond OAT 0.000%, due 03/25/25[2]	EUR	260,000	300,534
			419,948
Germany: 3.4%
Bundesobligation 0.000%, due 04/11/25[2]	EUR	910,000	1,056,157
Ireland: 1.9%
Ireland Government Bond 1.000%, due 05/15/26[2]	EUR	490,000	590,656
Japan: 5.6%
Japan Bank for International Cooperation 0.625%, due 05/22/23		200,000	199,552
Japan Government Ten Year Bond 0.400%, due 03/20/25	JPY	63,000,000	556,348
Japan Government Two Year Bond 0.100%, due 05/01/22	JPY	42,000,000	365,359
Japanese Government CPI Linked Bond 0.100%, due 03/10/26	JPY	47,932,480	428,363
0.100%, due 03/10/29	JPY	23,153,410	209,031
			1,758,653
New Zealand: 2.9%
New Zealand Government Bond 0.500%, due 05/15/26	NZD	300,000	190,906
New Zealand Government Inflation Linked Bond 3.000%, due 09/20/30[2]	NZD	755,634	724,294
			915,200
Poland: 0.3%
Republic of Poland Government International Bond 0.000%, due 02/10/25[2]	EUR	90,000	102,321
Romania: 0.4%
Romanian Government International Bond 2.750%, due 02/26/26[2]	EUR	100,000	122,320
Spain: 0.7%
Spain Government Bond 1.600%, due 04/30/25[2,5]	EUR	180,000	218,272
Supranationals: 0.1%
European Union 3.000%, due 09/04/26[2]	EUR	30,000	39,377
	Face amount[1]	Value
Non-U.S. government agency obligations—(concluded)
Sweden: 0.7%
Kommuninvest I Sverige AB 0.500%, due 02/02/22[2]	200,000	$200,052
United Kingdom: 0.1%
Bank of England Euro Note 0.500%, due 04/28/23[2]	40,000	39,962
Total non-U.S. government agency obligations (cost $7,192,891)		7,168,647
U.S. Treasury obligations: 35.5%
United States: 35.5%
U.S. Treasury Bills 0.114%, due 06/02/22[11]	3,500,000	3,498,451
0.450%, due 03/10/22[11]	4,350,000	4,349,661
U.S. Treasury Notes 0.250%, due 05/31/25	1,030,000	1,001,916
0.375%, due 04/30/25	560,000	547,575
1.375%, due 09/30/23	320,000	323,875
1.500%, due 02/28/23	210,000	212,486
2.000%, due 02/15/22	1,090,000	1,092,470
2.750%, due 11/15/23	100,000	103,777
Total U.S. Treasury obligations (cost $11,170,955)		11,130,211
	Number of shares
Exchange traded funds: 7.8%
United States: 7.8%
iShares MSCI USA Value Factor ETF	9,270	1,014,787
iShares MSCI International Value Factor ETF[6]	56,055	1,426,039
Total exchange traded funds (cost $1,841,092)		2,440,826
Investment of cash collateral from securities loaned: 4.1%
Money market funds: 4.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.030%[12] (cost $1,289,086)	1,289,086	1,289,086
Total investments: 95.6% (cost $37,175,506)		29,943,377
Other assets in excess of liabilities: 4.4%		1,387,117
Net assets: 100.0%		$31,330,494

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2021 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
1	AUD	ASX SPI 200 Index Futures	March 2022	$131,941	$133,632	$1,691
1	CAD	S&P/TSX 60 Index Futures	March 2022	199,062	202,522	3,460
134	EUR	STOXX 600 Banks Index Futures	March 2022	1,046,699	1,102,238	55,539
13	EUR	EURO STOXX 600 Index Futures	March 2022	348,493	360,022	11,529
5	EUR	FTSE MIB Index Futures	March 2022	752,136	775,546	23,410
15	GBP	FTSE 100 Index Futures	March 2022	1,458,605	1,487,010	28,405
8	JPY	TOPIX Index Futures	March 2022	1,347,153	1,385,378	38,225
17	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2022	1,031,847	1,042,355	10,508
5	USD	S&P 500 E-Mini Index Futures	March 2022	1,164,736	1,189,625	24,889
Interest rate futures buy contracts:
2	CAD	Canada Government Bond 10 Year Futures	March 2022	219,743	225,495	5,752
U.S. Treasury futures buy contracts:
13	USD	U.S. Treasury Note 5 Year Futures	March 2022	1,566,214	1,572,695	6,481
Total				$9,266,629	$9,476,518	$209,889
Index futures sell contracts:
27	EUR	EURO STOXX 50 Index Futures	March 2022	$(1,280,571)	$(1,317,956)	$(37,385)
Interest rate futures sell contracts:
2	EUR	German Euro BOBL Futures	March 2022	(305,844)	(303,387)	2,457
6	EUR	German Euro Bund Futures	March 2022	(1,191,524)	(1,170,628)	20,896
5	GBP	United Kingdom Long Gilt Bond Futures	March 2022	(847,656)	(845,292)	2,364
U.S. Treasury futures sell contracts:
13	USD	U.S. Treasury Note 10 Year Futures	March 2022	(1,675,966)	(1,696,094)	(20,128)
1	USD	U.S. Ultra Bond Futures	March 2022	(192,741)	(197,125)	(4,384)
4	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2022	(575,900)	(585,750)	(9,850)
Total				$(6,070,202)	$(6,116,232)	$(46,030)
Net unrealized appreciation (depreciation)						$163,859

Centrally cleared credit default swap agreements on corporate issues—sell protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
iTraxx Europe Crossover Series 36 Index	EUR	400	12/20/26	Quarterly	5.000%	$(55,294)	$54,839	$(455)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2021 (unaudited)

Centrally cleared credit default swap agreements on credit indices—sell protection13

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[14]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America High Yield Series 37 Index	USD	1,160	12/20/26	Quarterly	5.000%	$(98,597)	$103,190	$4,593

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	COP	3,927,540,646	USD	975,000	01/12/22	$9,920
BB	GBP	366,071	EUR	430,000	01/12/22	(5,857)
BB	USD	997,235	CLP	829,132,550	01/12/22	(24,979)
BB	USD	1,960,452	COP	7,712,419,000	01/12/22	(65,348)
BB	USD	1,908,613	PLN	7,975,000	01/12/22	69,822
BOA	AUD	3,555,000	USD	2,566,182	01/12/22	(20,308)
BOA	CHF	1,945,000	USD	2,082,148	01/12/22	(52,833)
CIBC	HKD	365,000	USD	46,813	01/12/22	3
CIBC	USD	1,465,032	JPY	168,400,000	01/12/22	(997)
CITI	KRW	1,203,000,000	USD	1,012,814	01/12/22	1,020
CITI	USD	2,546,174	BRL	14,420,000	01/12/22	38,436
GS	CAD	4,925,000	USD	3,882,748	01/12/22	(10,666)
GS	MXN	10,445,296	USD	490,000	01/12/22	(19,477)
GS	USD	2,863,841	NOK	25,560,000	01/12/22	38,099
HSBC	EUR	6,860,000	USD	7,710,908	01/12/22	(100,421)
JPMCB	TWD	14,700,000	USD	530,207	01/12/22	(1,102)
MSCI	GBP	1,310,000	USD	1,751,679	01/12/22	(21,445)
MSCI	NZD	5,640,000	USD	3,892,531	01/12/22	29,936
MSCI	PHP	76,350,000	USD	1,502,982	01/12/22	6,144
MSCI	USD	975,000	MXN	21,418,979	01/12/22	69,726
MSCI	USD	611,058	MYR	2,564,000	01/12/22	4,174
SSC	USD	186,655	EUR	165,000	01/12/22	1,227
Net unrealized appreciation (depreciation)						$(54,926)

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$7,914,607	$—	$7,914,607
Mortgage-backed securities	—	0	0	0
Non-U.S. government agency obligations	—	7,168,647	—	7,168,647
U.S. Treasury obligations	—	11,130,211	—	11,130,211
Exchange traded funds	2,440,826	—	—	2,440,826
Investment of cash collateral from securities loaned	—	1,289,086	—	1,289,086
Futures contracts	235,606	—	—	235,606
Swap agreements	—	158,029	—	158,029
Forward foreign currency contracts	—	268,507	—	268,507
Total	$2,676,432	$27,929,087	$0	$30,605,519
Liabilities
Futures contracts	$(71,747)	$—	$—	$(71,747)
Forward foreign currency contracts	—	(323,433)	—	(323,433)
Total	$(71,747)	$(323,433)	$—	$(395,180)

At December 31, 2021, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

3  Perpetual investment. Date shown reflects the next call date.

4  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $682,979, represented 2.1% of the Fund's net assets at period end.

6  Security, or portion thereof, was on loan at the period end.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

9  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

UBS Dynamic Alpha Fund

Portfolio of investments

December 31, 2021 (unaudited)

10  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

11  Rate shown is the discount rate at the date of purchase unless otherwise noted.

12  Rates shown reflect yield at December 31, 2021.

13  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

14  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance

For the six months ended December 31, 2021, Class A shares of UBS Global Allocation Fund (the "Fund") returned 2.84% (Class A shares returned -2.81% after the deduction of the maximum sales charge), while Class P shares returned 2.96%. In contrast, the Fund's primary benchmark, the MSCI All Country World Index (net) returned 5.55%. For comparison purposes, the Fund's secondary benchmarks, the 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD), returned 3.93% and the FTSE World Government Bond Index (Hedged in USD) returned 0.07% during the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 25; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive total return during the reporting period. Security selection and tactical asset allocation contributed to performance. Within tactical asset allocation, equity positioning contributed to results. Whereas currency allocation detracted from performance.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns in the portfolio. With respect to our active currency strategy, utilizing currency forwards had a positive impact on performance. We used a variety of equity and fixed income options, futures and swaps to implement our tactical asset allocation strategy.

Portfolio performance summary

•  Bottom-up security selection contributed to performance.

  – All strategies, except for the Emerging Markets Equity Opportunity strategy, contributed to performance. More specifically, performance in the US Large Cap Value and US Large Cap Growth strategies were areas of strong security selection that were beneficial for performance.

•  Active asset allocation decisions were additive to returns.

  – An overweight to equities relative to fixed income contributed to performance.

  – Within equities, overweights to Brazil, Mexico, India and South Africa relative to broader emerging markets boosted returns. Exposure to European banks also added to performance. In contrast, overweights to Japanese stocks and small-cap stocks weighed on returns.

  – Within fixed income, the various credit tilts in the portfolio across high yield, investment grade and emerging market debt modestly contributed to performance. This was a positive environment for credit given the supportive backdrop of accommodative policy, robust fundamentals and improving global growth.

•  Active currency positions detracted from performance.

  – Long positions in the Brazilian real and European currencies detracted from performance. Short positioning in the Australian and New Zealand dollars offset some of this weakness. In general, the US dollar strengthened over this period as a result of US economic outperformance and rising interest rates.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.84%	7.94%	9.40%	7.44%
Class P2	2.96	8.23	9.68	7.72
After deducting maximum sales charge
Class A1	(2.81)%	2.00%	8.16%	6.84%
MSCI All Country World Index (net)[3]	5.55	18.54	14.40	11.85
FTSE World Government Bond Index (Hedged in USD)[4]	0.07	(2.29)	3.17	3.38
60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD)[5]	3.93	10.43	10.22	8.70

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class A—1.51% and 1.30%; Class P—1.24% and 1.05%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 1.20% for Class A shares and 0.95% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The FTSE World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The 60% MSCI All Country World Index (net)/40% FTSE World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Fund made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten fixed income holdings

Republic of South Africa Government Bond, 8.000% due 01/31/30	2.7%
UMBS TBA, 2.000%	1.8
UMBS TBA, 2.500%	1.3
New Zealand Government Inflation Linked Bond, 2.000% due 09/20/25	1.3
U.S. Treasury Notes, 0.625% due 08/15/30	0.5
U.S. Treasury Notes, 1.375% due 09/30/23	0.4
GNMA II TBA, 2.500%	0.4
U.S. Treasury Bonds, 2.875% due 05/15/43	0.3
Canadian Government Bond, 1.500% due 09/01/24	0.3
U.S. Treasury Notes, 1.625% due 11/30/26	0.3
Total	9.3%

Top ten equity holdings

iShares JPMorgan USD Emerging Markets Bond ETF	6.1%
Invesco S&P 500 Equal Weight ETF	4.2
iShares Broad USD High Yield Corporate Bond ETF	4.0
JPMorgan BetaBuilders MSCI US REIT ETF	1.7
Apple, Inc.	1.4
Microsoft Corp.	1.3
Alphabet, Inc., Class A	1.2
AbbVie, Inc.	1.1
Energy Select Sector SPDR Fund	1.0
Amazon.com, Inc.	0.8
Total	22.8%

Top five issuer breakdown by country or territory of origin2

United States	79.1%
Japan	4.4
South Africa	3.0
United Kingdom	2.7
Canada	1.4
Total	90.6%

1  The portfolio is actively managed and its composition will vary over time.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies and exchange traded funds was included, the country or territory of origin breakdown would be as follows: United States: 94.5%, Japan: 4.4%, South Africa 3.1%, United Kingdom: 3.2% and Canada 1.7%.

UBS Global Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Common stocks
Aerospace & defense	0.6%
Auto components	0.8
Automobiles	0.7
Banks	2.6
Beverages	0.6
Biotechnology	1.8
Capital markets	1.0
Chemicals	1.3
Commercial services & supplies	0.2
Communications equipment	0.3
Construction & engineering	0.6
Consumer finance	0.2
Diversified financial services	0.8
Diversified telecommunication services	0.5
Electric utilities	0.5
Electrical equipment	0.8
Electronic equipment, instruments & components	0.6
Entertainment	1.2
Equity real estate investment trusts	0.5
Food products	1.0
Health care equipment & supplies	1.7
Health care providers & services	0.6
Hotels, restaurants & leisure	0.8
Household durables	0.7
Insurance	0.9
Interactive media & services	1.6
Internet & direct marketing retail	1.1
IT services	1.3
Life sciences tools & services	0.9
Machinery	1.1
Media	0.4
Metals & mining	0.3
Multiline retail	1.0
Oil, gas & consumable fuels	1.6
Personal products	0.4
Pharmaceuticals	0.7
Professional services	0.6
Road & rail	0.7
Semiconductors & semiconductor equipment	2.2
Software	4.1
Technology hardware, storage & peripherals	1.6
Textiles, apparel & luxury goods	0.5
Tobacco	0.3
Trading companies & distributors	0.9
Wireless telecommunication services	0.2
Total common stocks	42.8
Exchange traded funds	17.9%
Investment companies	13.9
Asset-backed securities	2.4
Mortgage-backed securities	4.1
Non-U.S. government agency obligations	6.6
U.S. government agency obligations	4.4
U.S. Treasury obligations	3.3
Short-term investments	6.7
Investment of cash collateral from securities loaned	3.2
Total investments	105.3
Liabilities in excess of other assets	(5.3)
Net assets	100.0%

UBS Global Allocation Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks: 42.8%
Austria: 0.6%
Erste Group Bank AG	29,052	$1,367,680
Belgium: 0.1%
Galapagos N.V.*	1,461	81,870
Galapagos N.V.*,1	1,099	61,585
		143,455
Canada: 0.9%
Canadian Pacific Railway Ltd.[1]	11,672	839,494
Royal Bank of Canada	11,827	1,255,208
		2,094,702
China: 0.7%
Hangzhou Tigermed Consulting Co. Ltd., Class A	17,387	348,648
NXP Semiconductors N.V.	3,862	879,686
Prosus N.V.*,1	5,122	428,783
		1,657,117
Denmark: 0.4%
Genmab A/S*	2,142	862,434
France: 1.1%
Cie Generale des Etablissements Michelin SCA	3,740	613,789
Pernod Ricard SA	3,624	872,633
Ubisoft Entertainment SA*	6,897	338,196
Vinci SA	7,011	741,609
		2,566,227
Germany: 1.2%
BioNTech SE, ADR*	600	154,680
CTS Eventim AG & Co. KGaA*	10,746	787,401
Knorr-Bremse AG	5,441	538,309
LANXESS AG	10,607	658,145
SAP SE	6,197	881,205
		3,019,740
Hong Kong: 0.5%
AIA Group Ltd.	110,717	1,116,037
India: 0.3%
HDFC Bank Ltd., ADR	12,718	827,560
Ireland: 0.3%
AIB Group PLC*	342,650	834,829
Italy: 0.7%
PRADA SpA	127,100	813,369
Prysmian SpA	20,771	782,978
		1,596,347
Japan: 3.8%
ITOCHU Corp.	30,600	935,850
JTOWER, Inc.*	9,500	796,966
Keyence Corp.	1,000	628,358
Nippon Telegraph & Telephone Corp.	41,100	1,125,489
ORIX Corp.	58,700	1,197,933
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Shin-Etsu Chemical Co. Ltd.	4,800	$831,227
SoftBank Group Corp.	12,300	581,050
Sony Group Corp.	13,700	1,723,963
Takeda Pharmaceutical Co. Ltd.	22,000	599,965
TechnoPro Holdings, Inc.	23,700	719,056
		9,139,857
Netherlands: 1.0%
OCI N.V.*,1	24,905	652,717
Royal Dutch Shell PLC, A Shares	78,510	1,723,441
		2,376,158
South Africa: 0.3%
Anglo American PLC	19,480	795,233
South Korea: 0.2%
SK Hynix, Inc.*	5,181	570,945
Switzerland: 1.0%
Alcon, Inc.	16,958	1,502,622
Novartis AG	11,200	986,760
		2,489,382
United Kingdom: 2.5%
Ashtead Group PLC	11,470	922,508
British American Tobacco PLC	21,867	809,063
Farfetch Ltd., Class A*	6,228	208,202
London Stock Exchange Group PLC	10,278	964,087
RELX PLC	21,167	688,187
Sage Group PLC	61,400	708,579
Spectris PLC	15,556	770,222
Unilever PLC	19,875	1,064,746
		6,135,594
United States: 27.2%
10X Genomics, Inc., Class A*	1,055	157,153
AbbVie, Inc.	18,985	2,570,569
Advanced Micro Devices, Inc.*	5,677	816,920
AGCO Corp.	6,962	807,731
Airbnb, Inc., Class A*	120	19,979
Akamai Technologies, Inc.*	10,474	1,225,877
Allstate Corp.	4,370	514,130
Alphabet, Inc., Class A*	986	2,856,481
Amazon.com, Inc.*	579	1,930,583
Ameriprise Financial, Inc.	3,642	1,098,646
APA Corp.	25,969	698,306
Apple, Inc.	18,487	3,282,737
Applied Materials, Inc.	5,482	862,648
Aptiv PLC*	7,830	1,291,558
Bank OZK	13,942	648,721
Bio-Rad Laboratories, Inc., Class A*	1,444	1,091,043
Booking Holdings, Inc.*	218	523,032
Bunge Ltd.	13,750	1,283,700
CF Industries Holdings, Inc.	13,583	961,405
Charles Schwab Corp.	4,970	417,977

UBS Global Allocation Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Ciena Corp.*	9,679	$744,993
Comcast Corp., Class A	18,196	915,805
ConocoPhillips	2,382	171,933
Constellation Brands, Inc., Class A	2,799	702,465
Cooper Cos., Inc.	735	307,921
DexCom, Inc.*	885	475,201
Dollar General Corp.	2,615	616,695
Dollar Tree, Inc.*	9,487	1,333,113
Edwards Lifesciences Corp.*	6,480	839,484
Fidelity National Information Services, Inc.	3,170	346,006
Ford Motor Co.	46,158	958,702
HubSpot, Inc.*	922	607,736
Ingersoll Rand, Inc.	22,345	1,382,485
IQVIA Holdings, Inc.*	1,910	538,887
Laboratory Corp. of America Holdings*	3,094	972,166
Las Vegas Sands Corp.*	18,251	686,968
LivaNova PLC*	10,100	883,043
Marqeta, Inc., Class A*	11,692	200,752
Marsh & McLennan Cos., Inc.	3,704	643,829
Marvell Technology, Inc.	5,990	524,065
Match Group, Inc.*	3,478	459,965
McDonald's Corp.	2,836	760,247
Meta Platforms, Inc., Class A*	1,746	587,267
Micron Technology, Inc.	9,660	899,829
Microsoft Corp.	9,568	3,217,910
Mondelez International, Inc., Class A	16,672	1,105,520
Netflix, Inc.*	762	459,059
NextEra Energy, Inc.	12,370	1,154,863
Nike, Inc., Class B	2,561	426,842
NVIDIA Corp.	1,891	556,162
Pioneer Natural Resources Co.	926	168,421
Prologis, Inc.	6,900	1,161,684
Regal Rexnord Corp.	6,292	1,070,773
salesforce.com, Inc.*	6,627	1,684,120
ServiceNow, Inc.*	1,300	843,843
Spirit AeroSystems Holdings, Inc., Class A	16,724	720,637
Stericycle, Inc.*	8,736	521,015
Synchrony Financial	12,846	595,926
Take-Two Interactive Software, Inc.*	7,288	1,295,223
Target Corp.	1,662	384,653
Tesla, Inc.*	706	746,087
Trade Desk, Inc., Class A*	4,864	445,737
TransDigm Group, Inc.*	1,087	691,636
Union Pacific Corp.	3,270	823,811
United Rentals, Inc.*	713	236,923
UnitedHealth Group, Inc.	1,059	531,766
Universal Display Corp.	1,412	233,022
Vertex Pharmaceuticals, Inc.*	2,443	536,483
Visa, Inc., A Shares	5,770	1,250,417
VMware, Inc., Class A	5,751	666,426
Voya Financial, Inc.	9,874	654,745
Wells Fargo & Co.	25,592	1,227,904
Western Digital Corp.*	8,891	579,782
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Williams Cos., Inc.	43,689	$1,137,662
Zscaler, Inc.*	2,263	727,170
		65,474,975
Total common stocks (cost $74,942,764)		103,068,272
Exchange traded funds: 17.9%
Energy Select Sector SPDR Fund	43,098	2,391,939
Invesco S&P 500 Equal Weight ETF[1]	62,627	10,192,544
iShares Broad USD High Yield Corporate Bond ETF[1]	230,358	9,488,446
iShares JPMorgan USD Emerging Markets Bond ETF	134,829	14,704,451
iShares MSCI China ETF[1]	36,676	2,302,153
JPMorgan BetaBuilders MSCI US REIT ETF	36,451	4,048,248
Total exchange traded funds (cost $42,423,503)		43,127,781
Investment companies: 13.9%
PACE High Yield Investments[2]	1,493,867	14,460,636
UBS Emerging Markets Equity Opportunity Fund[2]	1,912,700	18,973,979
Total investment companies (cost $34,079,383)		33,434,615
	Face amount
Asset-backed securities: 2.4%
Canada: 0.1%
Golden Credit Card Trust, Series 2021-1A, Class C, 1.740%, due 08/15/28[3]	$100,000	98,385
Cayman Islands: 0.7%
Ares XLI Clo Ltd., Series 2016-41A, Class CR, 3 mo. USD LIBOR + 1.800%, 1.924%, due 04/15/34[3,4]	250,000	245,125
CIFC Funding Ltd., Series 2017-5A, Class B, 3 mo. USD LIBOR + 1.850%, 1.972%, due 11/16/30[3,4]	300,000	300,020
Dryden 60 CLO Ltd., Series 2018-60A, Class C, 3 mo. USD LIBOR + 2.050%, 2.174%, due 07/15/31[3,4]	250,000	250,015
Highbridge Loan Management Ltd., Series 12A-18, Class B, 3 mo. USD LIBOR + 1.850%, 1.972%, due 07/18/31[3,4]	250,000	248,465
Palmer Square Loan Funding Ltd., Series 2021-1A, Class B, 3 mo. USD LIBOR + 1.800%, 1.932%, due 04/20/29[3,4]	250,000	250,006

UBS Global Allocation Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
Cayman Islands—(concluded)
Venture XXX CLO Ltd., Series 2017-30A, Class C, 3 mo. USD LIBOR + 1.950%, 2.074%, due 01/15/31[3,4]	$200,000	$198,483
Voya CLO Ltd., Series 2018-2A, Class C1, 3 mo. USD LIBOR + 1.850%, 1.974%, due 07/15/31[3,4]	250,000	248,150
		1,740,264
United States: 1.6%
ACC Trust, Series 2021-1, Class A, 0.740%, due 11/20/23[3]	76,216	76,172
American Credit Acceptance Receivables Trust, Series 2021-2, Class D, 1.340%, due 07/13/27[3]	275,000	271,814
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.830%, due 09/15/26[3]	150,000	148,933
Series 2021-A, Class D, 1.160%, due 12/15/26[3]	100,000	98,911
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.210%, due 06/22/27[3]	100,000	98,810
DT Auto Owner Trust, Series 2018-1A, Class D, 3.810%, due 12/15/23[3]	737	737
Series 2019-3A, Class C, 2.740%, due 04/15/25[3]	149,106	150,171
Series 2021-1A, Class D, 1.160%, due 11/16/26[3]	100,000	98,548
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.300%, due 03/15/24[3]	134,175	134,708
Series 2021-1A, Class B, 0.500%, due 02/18/25	120,000	119,856
Series 2021-1A, Class D, 1.080%, due 11/16/26	125,000	123,444
Series 2021-2A, Class D, 1.400%, due 04/15/27	300,000	296,734
Ford Credit Auto Owner Trust, Series 2021-REV2, Class D, 2.600%, due 05/15/34[3]	150,000	149,104
HPEFS Equipment Trust, Series 2019-1A, Class B, 2.320%, due 09/20/29[3]	49,279	49,357
Series 2021-2A, Class D, 1.290%, due 03/20/29[3]	100,000	98,494
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, due 10/20/61[3]	150,000	147,077
	Face amount	Value
Asset-backed securities—(concluded)
United States—(concluded)
Ocwen Master Advance Receivables Trust, Series 2020-T1, Class AT1, 1.278%, due 08/15/52[3]	$100,000	$99,982
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.430%, due 12/16/24[3]	5,182	5,184
Series 2018-1A, Class C, 3.850%, due 10/14/25[3]	216,000	216,465
Series 2018-1A, Class D, 4.400%, due 01/14/28[3]	216,000	216,460
OneMain Financial Issuance Trust, Series 2020-2A, Class B, 2.210%, due 09/14/35[3]	100,000	100,252
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.330%, due 09/15/27	350,000	345,409
Santander Retail Auto Lease Trust, Series 2021-B, Class C, 1.100%, due 06/20/25[3]	300,000	296,238
Tesla Auto Lease Trust, Series 2021-A, Class D, 1.340%, due 03/20/25[3]	425,000	422,100
World Omni Select Auto Trust, Series 2021-A, Class D, 1.440%, due 11/15/27	100,000	98,296
		3,863,256
Total asset-backed securities (cost $5,690,028)		5,701,905
Mortgage-backed securities: 4.1%
United States: 4.1%
Angel Oak Mortgage Trust, Series 2020-4, Class A1, 1.469%, due 06/25/65[3,5]	60,912	60,806
Series 2020-5, Class A1, 1.373%, due 05/25/65[3,5]	77,487	77,381
Series 2020-6, Class A1, 1.261%, due 05/25/65[3,5]	44,127	44,032
Series 2020-R1, Class A1, 0.990%, due 04/25/53[3,5]	70,266	70,072
Series 2021-2, Class A1, 0.985%, due 04/25/66[3,5]	66,716	65,940
Series 2021-4, Class A1, 1.035%, due 01/20/65[3,5,10]	125,925	124,261
Series 2021-5, Class A1, 0.951%, due 07/25/66[3,5]	128,790	126,974
Series 2021-8, Class A1, 1.820%, due 11/25/66[3,5]	125,000	124,999
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class B, 3.599%, due 05/15/53[3,5]	500,000	537,182
Series 2021-MF3, Class B, 2.511%, due 10/15/54[3]	100,000	98,830

UBS Global Allocation Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
United States—(continued)
BANK, Series 2018-BN14, Class A4, 4.231%, due 09/15/60[5]	$275,000	$310,366
Series 2021-BN32, Class C, 3.372%, due 04/15/54	150,000	152,030
Series 2021-BN38, Class C, 3.217%, due 12/15/64[5]	150,000	152,415
BX Commercial Mortgage Trust, Series 2018-BIOA, Class A, 1 mo. USD LIBOR + 0.671%, 0.781%, due 03/15/37[3,4]	454,911	454,630
Series 2020-VKNG, Class C, 1 mo. USD LIBOR + 1.400%, 1.510%, due 10/15/37[3,4]	82,243	82,141
Series 2021-VINO, Class A, 1 mo. USD LIBOR + 0.652%, 0.762%, due 05/15/38[3,4]	300,000	298,691
BX Mortgage Trust, Series 2021-PAC, Class D, 1 mo. USD LIBOR + 1.298%, 1.408%, due 10/15/36[3,4]	100,000	99,534
BX Trust, Series 2021-LGCY, Class D, 1 mo. USD LIBOR + 1.302%, 1.412%, due 10/15/23[3,4]	250,000	247,171
Series 2021-RISE, Class D, 1 mo. USD LIBOR + 1.750%, 1.850%, due 11/15/36[3,4]	200,000	199,539
Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, due 11/10/52	200,000	211,931
Series 2019-SMRT, Class C, 4.682%, due 01/10/36[3]	345,000	360,509
COLT Funding LLC, Series 2021-3R, Class A1, 1.051%, due 12/25/64[3,5]	103,720	103,133
Series 2021-6, Class A1, 1.907%, due 12/25/66[3,5,10]	200,000	199,999
COLT Mortgage Loan Trust, Series 2020-1R, Class A1, 1.255%, due 09/25/65[3,5]	35,571	35,297
Series 2020-2, Class A1, 1.853%, due 03/25/65[3,5]	67,985	68,083
Series 2021-1, Class A1, 0.910%, due 06/25/66[3,5]	85,763	84,746
Series 2021-2, Class A1, 0.924%, due 08/25/66[3,5]	93,295	91,974
Series 2021-3, Class A1, 0.956%, due 09/27/66[3,5]	96,282	94,754
Series 2021-HX1, Class A1, 1.110%, due 10/25/66[3,5]	191,377	188,762
	Face amount	Value
Mortgage-backed securities—(continued)
United States—(continued)
COMM Mortgage Trust, Series 2021-LBA, Class C, 1 mo. USD LIBOR + 1.200%, 1.310%, due 03/15/38[3,4]	$250,000	$246,386
CSMC Trust, Series 2020-NQM1, Class A1, 1.208%, due 05/25/65[3,6]	139,918	139,534
DBGS Mortgage Trust, Series 2018-BIOD, Class A, 1 mo. USD LIBOR + 0.803%, 0.905%, due 05/15/35[3,4]	92,814	92,784
Deephaven Residential Mortgage Trust, Series 2020-1, Class A1, 2.339%, due 01/25/60[3,5]	62,397	62,402
Series 2020-2, Class A1, 1.692%, due 05/25/65[3]	20,021	20,009
Series 2021-2, Class A1, 0.899%, due 04/25/66[3,5]	125,561	123,449
GCAT Trust, Series 2021-NQM4, Class A1, 1.093%, due 08/25/66[3,5]	138,513	136,629
GS Mortgage Securities Corp. II, Series 2018-GS10, Class C, 4.409%, due 07/10/51[5]	200,000	217,221
GS Mortgage Securities Trust, Series 2017-FARM, Class A, 3.541%, due 01/10/43[3,5]	100,000	107,594
Series 2017-GS5, Class B, 4.047%, due 03/10/50[5]	100,000	106,527
GS Mortgage-Backed Securities Corp. Trust, Series 2021-NQM1, Class A1, 1.017%, due 07/25/61[3,5]	102,585	101,666
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[3,5]	39,602	39,344
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2021-2NU, Class D, 2.077%, due 01/05/40[3,5]	125,000	117,178
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class B, 3.985%, due 10/15/50	175,000	187,179
MAD Mortgage Trust, Series 2017-330M, Class B, 3.366%, due 08/15/34[3,5]	125,000	126,300
Series 2017-330M, Class C, 3.484%, due 08/15/34[3,5]	150,000	151,591
Med Trust, Series 2021-MDLN, Class D, 1 mo. USD LIBOR + 2.000%, 2.110%, due 11/15/38[3,4]	200,000	199,498
MFA Trust, Series 2020-NQM3, Class A1, 1.014%, due 01/26/65[3,5]	47,230	46,978

UBS Global Allocation Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount	Value
Mortgage-backed securities—(continued)
United States—(continued)
Series 2021-NQM1, Class A1, 1.153%, due 04/25/65[3,5]	$59,613	$59,268
Series 2021-NQM2, Class A1, 1.029%, due 11/25/64[3,5]	82,117	81,340
MHC Commercial Mortgage Trust, Series 2021-MHC, Class D, 1 mo. USD LIBOR + 1.601%, 1.711%, due 04/15/38[3,4]	350,000	349,343
MHC Trust, Series 2021-MHC2, Class D, 1 mo. USD LIBOR + 1.500%, 1.610%, due 05/15/23[3,4]	150,000	147,606
MHP, Series 2021-STOR, Class D, 1 mo. USD LIBOR + 1.350%, 1.460%, due 07/15/38[3,4]	150,000	149,342
Morgan Stanley Capital I, Inc., Series 2021-ILP, Class C, 1 mo. USD LIBOR + 1.377%, 1.487%, due 11/15/23[3,4]	299,011	297,579
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1, 2.492%, due 09/25/59[3,5]	41,296	41,424
Series 2020-NQM2, Class A1, 1.650%, due 05/24/60[3,5]	39,843	39,840
Series 2021-NQ2R, Class A1, 0.941%, due 10/25/58[3,5]	106,483	105,912
Series 2021-NQM3, Class A1, 1.156%, due 11/27/56[3,5]	175,396	174,283
ONE Mortgage Trust, Series 2021-PARK, Class C, 1 mo. USD LIBOR + 1.100%, 1.210%, due 03/15/36[3,4]	200,000	197,992
Residential Mortgage Loan Trust, Series 2020-2, Class A1, 1.654%, due 05/25/60[3,5]	143,237	143,578
RLGH Trust, Series 2021-TROT, Class C, 1 mo. USD LIBOR + 1.314%, 1.424%, due 04/15/36[3,4]	190,000	189,537
TTAN, Series 2021-MHC, Class D, 1 mo. USD LIBOR + 1.750%, 1.860%, due 03/15/38[3,4]	99,954	99,577
Verus Securitization Trust, Series 2019-4, Class A1, 2.642%, due 11/25/59[3,6]	25,634	25,881
Series 2020-4, Class A1, 1.502%, due 05/25/65[3,6]	49,973	49,846
Series 2020-5, Class A1, 1.218%, due 05/25/65[3,6]	53,850	53,616
Series 2021-3, Class A1, 1.046%, due 06/25/66[3,5]	163,188	161,297
	Face amount		Value
Mortgage-backed securities—(concluded)
United States—(concluded)
Series 2021-5, Class A1, 1.013%, due 09/25/66[3,5]		$143,169	$140,578
Series 2021-R2, Class A1, 0.918%, due 02/25/64[3,5]		70,760	70,547
Series 2021-R3, Class A1, 1.020%, due 04/25/64[3,5]		114,704	114,320
Vista Point Securitization Trust, Series 2020-1, Class A1, 1.763%, due 03/25/65[3,5]		22,162	22,224
Series 2020-2, Class A1, 1.475%, due 04/25/65[3,5]		49,028	48,874
Wells Fargo Commercial Mortgage Trust, Series 2018-C45, Class AS, 4.405%, due 06/15/51[5]		130,000	145,829
Total mortgage-backed securities (cost $9,933,898)			9,898,084
Non-U.S. government agency obligations: 6.6%
Australia: 0.1%
Australia Government Bond, Series 138, 3.250%, due 04/21/29[7]	AUD	310,000	252,156
Austria: 0.0%†
Republic of Austria Government Bond 3.150%, due 06/20/44[3,7]	EUR	55,000	98,791
Belgium: 0.1%
Kingdom of Belgium Government Bond, Series 71, 3.750%, due 06/22/45[7]	EUR	83,000	154,856
Canada: 0.4%
Canadian Government Bond 1.500%, due 09/01/24	CAD	1,040,000	831,521
2.250%, due 06/01/25	CAD	221,000	181,219
			1,012,740
Finland: 0.0%†
Finland Government Bond, Series 30Y, 1.375%, due 04/15/47[3,7]	EUR	20,000	28,185
France: 0.1%
French Republic Government Bond OAT 0.500%, due 05/25/40[3,7]	EUR	100,000	111,220
3.250%, due 05/25/45[7]	EUR	93,000	163,421
			274,641
Ireland: 0.2%
Ireland Government Bond 1.500%, due 05/15/50[7]	EUR	240,000	314,363
2.000%, due 02/18/45[7]	EUR	48,000	69,701
			384,064

UBS Global Allocation Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount		Value
Non-U.S. government agency obligations—(concluded)
Italy: 0.4%
Italy Buoni Poliennali Del Tesoro 1.650%, due 03/01/32[3,7]	EUR	60,000	$71,582
3.000%, due 08/01/29[7]	EUR	240,000	317,168
3.250%, due 09/01/46[3,7]	EUR	210,000	302,961
4.000%, due 02/01/37[3,7]	EUR	129,000	195,620
			887,331
Japan: 0.6%
Japan Government Forty Year Bond, Series 12, 0.500%, due 03/20/59	JPY	20,000,000	161,556
Japan Government Thirty Year Bond, Series 51, 0.300%, due 06/20/46	JPY	11,100,000	90,459
Japan Government Twenty Year Bond, Series 156, 0.400%, due 03/20/36	JPY	83,550,000	738,956
Japanese Government CPI Linked Bond, Series 26, 0.005%, due 03/10/31	JPY	50,483,000	455,764
			1,446,735
New Zealand: 1.3%
New Zealand Government Inflation Linked Bond, Series 0925, 2.000%, due 09/20/25[7,8]	NZD	3,634,470	3,097,024
South Africa: 2.7%
Republic of South Africa Government Bond, Series 2030, 8.000%, due 01/31/30	ZAR	113,500,000	6,582,235
Spain: 0.5%
Spain Government Bond 1.450%, due 10/31/27[3,7]	EUR	165,000	203,210
1.500%, due 04/30/27[3,7]	EUR	325,000	400,799
3.450%, due 07/30/66[3,7]	EUR	10,000	17,135
4.200%, due 01/31/37[3,7]	EUR	44,000	73,618
4.800%, due 01/31/24[3,7]	EUR	296,000	374,591
5.150%, due 10/31/44[3,7]	EUR	69,000	141,421
			1,210,774
United Kingdom: 0.2%
United Kingdom Gilt 1.000%, due 04/22/24[7]	GBP	90,000	122,850
1.625%, due 10/22/28[7]	GBP	144,000	205,717
3.500%, due 01/22/45[7]	GBP	60,000	118,983
			447,550
Total non-U.S. government agency obligations (cost $16,019,264)			15,877,082
	Face amount	Value
U.S. government agency obligations: 4.4%
United States: 4.4%
FNMA 2.500%, due 08/01/51	$270,143	$276,368
GNMA II 3.000%, due 10/20/45	98,408	103,232
3.000%, due 12/20/45	111,035	116,478
GNMA II TBA 2.000%	625,000	629,531
2.500%	900,000	922,248
3.000%	250,000	258,277
UMBS TBA 1.500%	725,000	700,932
2.000%	4,400,000	4,394,651
2.500%	3,125,000	3,190,219
Total U.S. government agency obligations (cost $10,585,658)		10,591,936
U.S. Treasury obligations: 3.3%
United States: 3.3%
U.S. Treasury Bonds 2.500%, due 02/15/46	302,000	333,604
2.750%, due 11/15/42	201,000	229,077
2.750%, due 08/15/47	168,000	195,497
2.875%, due 05/15/43	717,000	833,176
3.000%, due 11/15/45	47,000	56,462
U.S. Treasury Notes 0.625%, due 08/15/30	1,270,000	1,184,374
1.250%, due 08/15/31	200,000	195,531
1.375%, due 09/30/23	971,000	982,758
1.500%, due 02/28/23	226,000	228,675
1.625%, due 08/15/22	116,000	116,992
1.625%, due 11/30/26	760,000	772,944
1.625%, due 08/15/29	196,000	198,841
1.625%, due 05/15/31	350,000	354,430
1.750%, due 05/15/23	345,000	350,687
1.875%, due 10/31/22	680,000	688,473
2.000%, due 11/30/22	528,000	535,652
2.500%, due 05/15/24	321,000	333,464
2.750%, due 07/31/23	459,000	474,402
Total U.S. Treasury obligations (cost $7,884,820)		8,065,039
	Number of shares
Short-term investments: 6.7%
Investment companies: 6.7%
State Street Institutional U.S. Government Money Market Fund, 0.030%[9] (cost $16,222,496)	16,222,496	16,222,496

UBS Global Allocation Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned: 3.2%
Money market funds: 3.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.030%[9] (cost $7,592,367)	7,592,367	$7,592,367
Total investments: 105.3% (cost $225,374,181)		253,579,577
Liabilities in excess of other assets: (5.3%)		(12,841,423)
Net assets: 100.0%		$240,738,154

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
112	EUR	EURO STOXX 50 Index Futures	March 2022	$5,314,214	$5,467,075	$152,861
452	EUR	EURO STOXX 600 Index Futures	March 2022	3,530,786	3,717,998	187,212
15	GBP	FTSE 100 Index Futures	March 2022	1,458,605	1,487,010	28,405
49	JPY	TOPIX Index Futures	March 2022	8,251,367	8,485,439	234,072
24	USD	Russell 1000 Value E-Mini Index Futures	March 2022	1,926,097	1,980,480	54,383
93	USD	Russell 2000 Mini Index Futures	March 2022	10,118,860	10,429,020	310,160
3	USD	S&P 500 E-Mini Index Futures	March 2022	698,841	713,775	14,934
Interest rate futures buy contracts:
48	AUD	Australian Bond 10 Year Futures	March 2022	4,870,243	4,860,057	(10,186)
18	EUR	German Euro Bund Futures	March 2022	3,577,071	3,511,884	(65,187)
122	EUR	German Euro Schatz Futures	March 2022	15,585,068	15,560,626	(24,442)
26	JPY	JGB MINI 10 Year Futures	March 2022	3,441,653	3,426,810	(14,843)
U.S. Treasury futures buy contracts:
121	USD	U.S. Treasury Note 10 Year Futures	March 2022	15,602,515	15,786,719	184,204
21	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2022	3,022,538	3,075,187	52,649
Total				$77,397,858	$78,502,080	$1,104,222
Index futures sell contracts:
13	AUD	ASX SPI 200 Index Futures	March 2022	$(1,714,986)	$(1,737,226)	$(22,240)
28	CAD	S&P TSX 60 Index Futures	March 2022	(5,573,597)	(5,670,611)	(97,014)
115	USD	MSCI Emerging Markets (EM) Index Futures	March 2022	(6,979,016)	(7,051,225)	(72,209)
Interest rate futures sell contracts:
49	GBP	United Kingdom Long Gilt Bond Futures	March 2022	(8,281,164)	(8,283,861)	(2,697)
U.S. Treasury futures sell contracts:
69	USD	U.S. Treasury Note 5 Year Futures	March 2022	(8,302,009)	(8,347,383)	(45,374)
Total				$(30,850,772)	$(31,090,306)	$(239,534)
Net unrealized appreciation (depreciation)						$864,688

UBS Global Allocation Fund

Portfolio of investments

December 31, 2021 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BOA	NZD	17,695,000	USD	12,400,106	02/18/22	$287,847
BOA	USD	7,465,120	NOK	65,190,000	02/18/22	(68,739)
CIBC	CHF	6,030,000	USD	6,496,641	02/18/22	(128,629)
GS	USD	4,257,463	BRL	23,660,000	02/18/22	(55,014)
GS	USD	2,472,441	MYR	10,362,000	02/18/22	9,906
GS	USD	4,494,276	PLN	18,565,000	02/18/22	98,634
JPMCB	TWD	283,300,000	USD	10,268,213	02/18/22	28,866
JPMCB	USD	1,318,976	INR	100,440,000	02/18/22	25,703
MSCI	INR	177,470,000	USD	2,356,558	02/18/22	(19,390)
MSCI	KRW	8,436,000,000	USD	7,150,546	02/18/22	61,024
MSCI	PHP	242,850,000	USD	4,849,241	02/18/22	96,167
MSCI	USD	4,904,381	RUB	355,425,400	02/18/22	(211,253)
MSCI	USD	1,537,518	SEK	13,630,000	02/18/22	(28,612)
SSC	GBP	4,020,000	USD	5,408,295	02/18/22	(32,186)
SSC	JPY	260,100,000	USD	2,267,854	02/18/22	5,969
SSC	USD	4,088,231	AUD	5,605,000	02/18/22	(9,851)
SSC	USD	1,259,741	CAD	1,580,000	02/18/22	(10,758)
SSC	USD	771,388	EUR	680,000	02/18/22	3,491
SSC	USD	478,681	SGD	650,000	02/18/22	3,525
SSC	ZAR	116,950,000	USD	7,467,448	02/18/22	174,751
Net unrealized appreciation (depreciation)						$231,451

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$102,986,402	$81,870	$—	$103,068,272
Exchange traded funds	43,127,781	—	—	43,127,781
Investment companies	33,434,615	—	—	33,434,615
Asset-backed securities	—	5,701,905	—	5,701,905
Mortgage-backed securities	—	9,898,084	—	9,898,084
Non-U.S. government agency obligations	—	15,877,082	—	15,877,082
U.S. government agency obligations	—	10,591,936	—	10,591,936
U.S. Treasury obligations	—	8,065,039	—	8,065,039
Short-term investments	—	16,222,496	—	16,222,496
Investment of cash collateral from securities loaned	—	7,592,367	—	7,592,367
Futures contracts	1,218,880	—	—	1,218,880

UBS Global Allocation Fund

Portfolio of investments

December 31, 2021 (unaudited)

Fair valuation summary—(concluded)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Forward foreign currency contracts	$—	$795,883	$—	$795,883
Total	$180,767,678	$74,826,662	$—	$255,594,340
Liabilities
Futures contracts	$(354,192)	$—	$—	$(354,192)
Forward foreign currency contracts	—	(564,432)	—	(564,432)
Total	$(354,192)	$(564,432)	$—	$(918,624)

At December 31, 2021, there were $161,297 transferred out of Level 3. The transfers from Level 3 to Level 2 occurred because there was observable market data that became available as of December 31, 2021.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, was on loan at the period end.

2  The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/21	Purchases during the year ended 12/31/21	Sales during the year ended 12/31/21	Net realized gain (loss) during the year ended 12/31/21	Change in net unrealized appreciation (depreciation) during the year ended 12/31/21	Value 12/31/21	Net income earned from affiliate for the year ended 12/31/21	Shares 12/31/21
PACE High Yield Investments	$—	$14,548,879	$—	$—	$(88,243)	$14,460,636	$148,879	1,493,867
UBS Emerging Markets Equity Opportunity Fund	20,253,259	3,015,239	—	—	(4,294,519)	18,973,979	408,326	1,912,700
	$20,253,259	$17,564,118	$—	$—	$(4,382,762)	$33,434,615	$557,205

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $15,151,885, represented 6.3% of the Fund's net assets at period end.

4  Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2021 and changes periodically.

5  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

6  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

9  Rates shown reflect yield at December 31, 2021.

10  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Portfolio performance

For the six months ended December 31, 2021, Class P2 shares of UBS Emerging Markets Equity Opportunity Fund (the "Fund") returned -11.00%, while Class P shares returned -11.43%. The Fund's benchmark, the MSCI Emerging Markets Index (net) (the "Index"), returned -9.30%. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.

The Fund posted a negative return and underperformed its benchmark during the reporting period.

Portfolio performance summary1

What worked:

•  On a sector level, stock selection in consumer discretionary and information technology (IT) were key contributors.

•  On a stock level, our overweight in MediaTek (Taiwan, IT) and our underweight in Alibaba (China, consumer discretionary) were among the top contributors to performance over the reporting period. Shares of MediaTek rebounded with investor interest returning to tech stocks in Taiwan. In addition, the launch of its high-end chipset that would target the flagship models of its handset customers in 2022 is keenly awaited. Our underweight position in Alibaba also contributed to returns. Shares of Alibaba fell alongside the China internet companies on heightened regulatory concerns, weaker consumption, tougher competition in the ecommerce space, as well as its lowered fiscal year 2022 guidance. We believe Alibaba will ride through this market softness. The stock is trading at attractive valuations and the company is investing in growing its e-commerce business such as Taobao Deals. Furthermore its investment in other businesses such as cloud and logistics may contribute more over time.

What didn't work:

•  On a sector level, stock selection within communication services and materials detracted from performance.

•  On a stock level, our overweights in Bilibili and Vale were among the main headwinds for results over the reporting period.

•  Shares of Bilibili underperformed on concerns of further regulations impacting online games' content. The company gave a conservative guidance on the back of a pause in gaming license approvals and concerns over the macro-outlook, as well as challenges with monetization of its gaming business. However, the underlying operating matrix including user growth, time spent, video views and user interaction remain solid. Vale's underperformance was related to the steep correction in iron ore prices in the period, coming from above $200/ton to below $100/ton. Prices were negatively impacted by large scale steel production controls in China, increased risks surrounding the Chinese property sector (including the potential debt default by Evergrande), and a general slowdown of economic growth in the region. We continue to hold Bilibili while we have sold out of Vale during the reporting period.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Emerging Markets Equity Opportunity Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	Inception[1]
Class P2[2]	(11.00)%	(9.18)%	4.48%
Class P4	(11.43)	(9.98)	8.59
MSCI Emerging Markets Index (net)[3]	(9.30)	(2.54)	4.50

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class P—1.08% and 1.00%; Class P2—1.06% and 0.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 1.00% for Class P shares and 0.40% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P2 of UBS Emerging Markets Equity Opportunity Fund is June 4, 2018. Benchmark's inception return is based on Class P2 inception date.

2  Class P2 shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P2 shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Inception date of Class P of UBS Emerging Markets Equity Opportunity Fund is January 31, 2019.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Emerging Markets Equity Opportunity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten holdings

Taiwan Semiconductor Manufacturing Co. Ltd.	10.2%
Samsung Electronics Co. Ltd.	5.9
Tencent Holdings Ltd.	5.5
MediaTek, Inc.	4.3
China Merchants Bank Co. Ltd., Class H	3.7
Meituan, Class B	3.7
Bank Mandiri Persero Tbk. PT	3.6
MercadoLibre, Inc.	3.4
SK Hynix, Inc.	3.4
Reliance Industries Ltd.	3.2
Total	46.9%

Top five issuer breakdown by country or territory of origin

China	31.2%
Taiwan	18.0
India	11.9
South Korea	11.3
Indonesia	6.4
Total	78.8%

Common stocks
Automobiles	2.5%
Banks	22.8
Beverages	2.7
Chemicals	2.0
Entertainment	2.5
Food products	2.8
Household durables	1.8
Insurance	2.5
Interactive media & services	7.9
Internet & direct marketing retail	10.0
Metals & mining	2.5
Oil, gas & consumable fuels	4.7
Personal products	2.0
Pharmaceuticals	2.3
Real estate management & development	1.7
Semiconductors & semiconductor equipment	21.9
Technology hardware, storage & peripherals	5.9
Total common stocks	98.5
Short-term investments	0.8
Total investments	99.3
Other assets in excess of liabilities	0.7
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks: 98.5%
Argentina: 3.4%
MercadoLibre, Inc.*	17,902	$24,139,057
Brazil: 1.5%
Petroleo Brasileiro SA, ADR	932,438	10,238,169
China: 31.2%
Alibaba Group Holding Ltd.*	724,444	11,046,597
Bilibili, Inc., Class Z*	142,220	6,540,528
China Mengniu Dairy Co. Ltd.*	3,469,000	19,663,843
China Merchants Bank Co. Ltd., Class H	3,364,000	26,122,333
Country Garden Services Holdings Co. Ltd.	2,013,000	12,055,979
Jiangsu Hengrui Medicine Co. Ltd., Class A	2,027,666	16,133,265
Kweichow Moutai Co. Ltd., Class A	59,967	19,288,498
LONGi Green Energy Technology Co. Ltd., Class A*	1,076,200	14,555,679
Meituan, Class B*,1	898,800	25,981,176
Midea Group Co. Ltd., Class A	1,070,846	12,401,507
Ping An Insurance Group Co. of China Ltd., Class H	2,397,500	17,264,349
Tencent Holdings Ltd.	656,600	38,465,272
		219,519,026
Hungary: 2.6%
OTP Bank Nyrt*	355,358	18,180,687
India: 11.9%
Axis Bank Ltd.*	1,327,830	12,120,686
Eicher Motors Ltd.	503,152	17,543,664
HDFC Bank Ltd.	874,888	17,411,690
Hindustan Unilever Ltd.	431,789	13,709,261
Reliance Industries Ltd.	707,685	22,545,094
		83,330,395
Indonesia: 6.4%
Bank Central Asia Tbk. PT	39,027,700	19,989,631
Bank Mandiri Persero Tbk. PT	51,223,400	25,247,808
		45,237,439
Mexico: 2.7%
Grupo Financiero Banorte SAB de CV, Class O	2,902,200	18,854,272
	Number of shares	Value
Common stocks—(concluded)
Russia: 5.7%
Sberbank of Russia PJSC	5,731,097	$22,410,343
Yandex N.V., Class A*	287,100	17,369,550
		39,779,893
South Africa: 3.8%
Anglo American PLC	422,749	17,257,910
Naspers Ltd., N Shares	60,905	9,448,206
		26,706,116
South Korea: 11.3%
LG Chem Ltd.*	27,544	14,249,893
Samsung Electronics Co. Ltd.	630,958	41,559,631
SK Hynix, Inc.	214,933	23,685,571
		79,495,095
Taiwan: 18.0%
MediaTek, Inc.	709,000	30,495,175
Nanya Technology Corp.	4,926,000	13,905,396
Sea Ltd., ADR*	47,900	10,715,709
Taiwan Semiconductor Manufacturing Co. Ltd.	3,212,000	71,398,417
		126,514,697
Total common stocks (cost $719,799,715)		691,994,846
Short-term investments: 0.8%
Investment companies: 0.8%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost $5,508,414)	5,508,414	5,508,414
Total investments: 99.3% (cost $725,308,129)		697,503,260
Other assets in excess of liabilities: 0.7%		5,260,081
Net assets: 100.0%		$702,763,341

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Emerging Markets Equity Opportunity Fund

Portfolio of investments

December 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$669,584,503	$22,410,343	$—	$691,994,846
Short-term investments	—	5,508,414	—	5,508,414
Total	$669,584,503	$27,918,757	$—	$697,503,260

At December 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $25,981,176, represented 3.7% of the Fund's net assets at period end.

2  Rates shown reflect yield at December 31, 2021.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Portfolio performance

For the six months ended December 31, 2021, Class P shares of UBS Engage For Impact Fund (the "Fund") returned 6.04%, while the Class P2 shares returned 6.43%. The Fund's benchmark, the MSCI All Country World Index (net) (the "Index"), returned 5.55% over the same time period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's outperformance relative to the benchmark was driven primarily by positive stock selection.

Portfolio performance summary1

What worked:

•  Stock selection within the industrials and materials sectors was the largest positive contributor to Fund performance during the reporting period.

•  Several individual stock positions were positive for relative performance during the six-month period. The largest contributors were:

  – JTOWER, a developer of telecommunications infrastructure in both Japan and overseas, performed well following the release of third quarter results that showed a pickup in commercial and micro lending activity. Overall, we believe the telecom tower sharing business has good growth prospects in Japan and abroad.

  – Erste Group Bank's share price performed well following the release of its last quarter-end results that were ahead of market expectations. The company's positive 2021 guidance update included: mid-single-digit loan growth, high single-digit fee growth, and return to double-digit return on tangible equity. As Central and Eastern Europe (CEE) economies are recovering quickly, interest rate hikes are expected sooner, as well.

  – Evoqua Water Tech traded higher based on expectations that the company will benefit from the new infrastructure bill in the US. The announced acquisition of two subsidiaries of STERIS completes its water solutions for healthcare application, and was well received by the market.

  – Regal Rexnord's share price was boosted after the company achieved its "300 in 3" plan—aimed at expanding margins by 300 basis points (bps) over the next three years—ahead of schedule, with organic sales growth year over year approaching 40%. The predecessor company—Regal Beloit—also successfully completed its merger with Rexnord's Process & Motion Control (PMC) business to form Regal Rexnord.

  – Montrose Environmental Group announced strong earnings and raised its fiscal year 2021 earnings before interest, taxes, depreciation and amortization (EBITDA) guidance during the fourth quarter of 2021. The company continued to benefit from increasing demand for environmental services and evolving environmental regulatory initiatives.

What didn't work:

• Stock selection in the health care and consumer discretionary sectors detracted from relative performance during the six-month period. The largest individual detractors were:

  – Coursera detracted after its latest results showed a deceleration in revenue growth quarter over quarter, particularly in the company's Degrees segment, that declined sequentially for the second quarter in a row. Coursera attributed this to lengthy lead times and seasonality. With 5.5 million new registered learners, we continue to

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Engage For Impact Fund

think Coursera remains a beneficiary of the drive for workers to enhance their skills over the longer term. We continue to hold this stock.

  – A lack of exposure to Apple, the largest stock in the benchmark, detracted from relative performance as the stock continued to outperform. Because the technology giant does not derive revenues from impactful products and services, we do not hold Apple in the Fund.

  – Shoals Technology Group detracted in the second half of 2021 as, like other clean-tech growth names, it was affected by the change in market leadership to more economically sensitive names. We continue to hold this stock.

  – The surge in the Delta and subsequent Omicron variants led American Well's management to adjust their revenue guidance for the second half of the year, with social distancing and mask wearing suspected to affect flu season-related demand. The company upgraded its EBITDA guidance slightly and continues to expand its healthcare platform. We continue to hold this stock.

  – Takeda Pharmaceutical's shares sold off as investors appeared unenthused by its earnings guidance for next year and potentially scared off by the company's projected research and development (R&D) investment. We sold out of this stock during the reporting period.

•  As of December 31, 2021, the Fund did not have any exposure to derivatives.

Portfolio highlights

The Fund is a high conviction, impactful portfolio invested in companies that we believe have an important role to play in achieving the United Nations Sustainable Development Goals (SDGs)—not just through the products and services they sell but also through improvements in their operations and supply chains. The portfolio invests across five impact themes, which are climate, health, food, water and empowerment.

As of December 31, 2021, the portfolio's largest exposure was to the climate theme (49.5%), followed by health (16.8%) and food (15.8%), which translated in exposures to SDG 2 (Zero Hunger, 15.8%), 3 (Good Health and Well-Being, 16.8%), SDG 7 (Affordable and Clean Energy, 14.5%), and SDG 12 (Responsible Consumption & Production, 21.0%), among others.

The Fund's three largest overweights as of December 31, 2021 included:

Erste Group Bank

Impact Theme: Empowerment

Product Impact: SDG 1 (Zero Poverty)

Erste puts social banking at the core of its strategy and is a key actor in Central and Eastern Europe, where over 20% of the population is at risk of poverty or social exclusion. The bank operates in several segments including retail, small and medium enterprise (SME), and commercial real estate, in Austria and Central and Eastern Europe (CEE) via an extensive network of branches and digital channels. Erste positions itself as a bank "taking care of persons that do not or no longer have access to traditional banking services and offers them first, or in some case second, opportunity to bank." Founded by a Catholic priest, the bank was a foundation before becoming a commercial entity, and has social banking principles at its core. The foundation, which owns 11% of the outstanding shares, aims not to redistribute dividends to charitable causes, but instead to empower communities with local projects, including access to finance, social inclusion and financial literacy programs. These actions are coordinated

UBS Engage For Impact Fund

with the bank, with initiatives such as the "Step-by-step banking programme," a platform in CEE for social banking and microcredits. Over 15 million people (23% of the CEE population) are at risk of poverty; therefore, Erste's social banking activities are crucial. In 2020, the bank estimates that its social banking activities supported 10,308 of these at-risk clients, with 1,404 clients financed (EUR 53 million disbursed loans) and 4,676 receiving financial literacy education. Since the launch of a formal social banking plan, Erste supported 36,000 clients, granted EUR 380 million in loans and provided educational support for 26,000 clients.

Bank Mandiri

Impact Theme: Empowerment

Product Impact: SDG 1 (Zero Poverty)

Bank Mandiri has exposure to social banking, with Indonesia banking penetration rate still quite low at approximately one-third of the population, with an estimate of more than 40% of loans being borrowed among family and friends rather than through financial institutions. Bank Mandiri is 60% owned by the government of Indonesia, and aligns its sustainable finance objectives with the Indonesian government's climate pledge and the Finance Authority's (OJK) directives. The bank raised its first green bond ($300 million and eight times oversubscribed) in 2021. We engaged with the bank in 2021 to assess the depth of its environmental and social risk monitoring capabilities in financing activities. Our engagement going forward will focus on supporting the company to adopt best-in-class procedures to assess human rights abuses risk in financing, in support of SDG 8 as well as SDG 10.

Ingersoll Rand

Impact Theme: Health

Product Impact: SDG 3 (Good Health and Well-Being)

Following the merger with Denver and disposal of various assets, we believe the company has a clear health impact profile, and management intends to grow exposure to the environmental and health end-markets over time. Ingersoll Rand (IR) is a diversified industrial machinery company involved in two core businesses: (1) industrial technologies & services (including mission-critical flow creation, such as compression, blowers, vacuums, pumps, and more) and (2) precision & science tech (medical applications). The company eliminated its exposure to the upstream oil and gas industry and to specialty vehicle technology over the course of 2021. An important growth driver for IR is the push into medical end markets, where the company manufactures a broad range of specialized gas, liquid and precision syringe pumps and compressors that are specified by medical and lab equipment suppliers and integrated into their equipment for final use (such as oxygen therapy, blood dialysis, patient monitoring, lab sterilization and wound treatment). These products are mission-critical in healthcare applications and represented approximately 18% of revenues in the second quarter of 2021, versus 10% in fiscal year 2020. In addition, management indicated a clear intention to focus its investments and mergers and acquisitions (M&A) in sustainable end-markets, such as agritech, animal health, water, environmental and hydrogen, which should broaden the company's impact profile over time to include environmental impact benefits.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS Engage For Impact Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	Inception[1]
Class P2	6.04%	16.23%	15.11%
Class P2[4]	6.43	N/A	13.63
MSCI All Country World Index (net)[3]	5.55	18.54	17.48

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class P—1.69% and 0.85%; Class P2—2.24% and 0.25%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 0.85% for Class P shares and 0.25% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Engage For Impact Fund is October 24, 2018. Benchmark's inception return is based on Class P inception date.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  Inception date of Class P2 of UBS Engage For Impact Fund is February 23, 2021.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Engage For Impact Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten holdings

Erste Group Bank AG	4.2%
Bank Mandiri Persero Tbk. PT	3.9
Ingersoll Rand, Inc.	3.9
Alcon, Inc.	3.7
Regal Rexnord Corp.	3.6
Micron Technology, Inc.	3.5
Spectris PLC	3.4
Roper Technologies, Inc.	3.3
Linde PLC	3.2
Ecolab, Inc.	3.1
Total	35.8%

Top five issuer breakdown by country or territory of origin

United States	53.8%
United Kingdom	6.6
Germany	5.3
France	4.2
Austria	4.1
Total	74.0%

Common stocks
Auto components	3.1%
Banks	8.1
Beverages	2.5
Biotechnology	4.0
Building products	2.9
Chemicals	8.4
Commercial services & supplies	1.1
Construction & engineering	2.4
Distributors	1.0
Diversified consumer services	1.3
Electric utilities	1.7
Electrical equipment	5.1
Electronic equipment, instruments & components	3.4
Equity real estate investment trusts	1.9
Food & staples retailing	1.5
Food products	9.4
Health care equipment & supplies	6.9
Health care providers & services	1.5
Health care technology	0.6
Hotels, restaurants & leisure	1.1
Industrial conglomerates	3.3
IT services	2.8
Life sciences tools & services	0.9
Machinery	10.2
Oil, gas & consumable fuels	1.3
Paper & forest products	2.6
Semiconductors & semiconductor equipment	6.3
Software	4.1
Total common stocks	99.4
Short-term investments	0.5
Total investments	99.9
Other assets in excess of liabilities	0.1
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks: 99.4%
Austria: 4.2%
Erste Group Bank AG	52,871	$2,489,006
Brazil: 2.6%
Suzano SA, ADR*,1	141,900	1,532,520
China: 2.8%
China Mengniu Dairy Co. Ltd.	296,000	1,677,860
Denmark: 2.0%
Genmab A/S*	2,970	1,195,811
France: 4.2%
Danone SA	26,504	1,647,242
Orpea SA	8,811	883,759
		2,531,001
Germany: 5.3%
Infineon Technologies AG	36,826	1,708,919
Knorr-Bremse AG	14,914	1,475,526
		3,184,445
Indonesia: 3.9%
Bank Mandiri Persero Tbk. PT	4,751,000	2,341,749
Ireland: 2.9%
Kingspan Group PLC	14,327	1,712,685
Japan: 2.4%
JTOWER, Inc.*	17,000	1,426,150
New Zealand: 1.2%
Fisher & Paykel Healthcare Corp. Ltd.	32,405	727,082
Norway: 1.4%
Mowi ASA	35,059	830,838
Portugal: 1.3%
Galp Energia SGPS SA	78,803	764,390
Spain: 1.7%
Iberdrola SA	87,182	1,033,262
Switzerland: 3.7%
Alcon, Inc.	25,000	2,215,211
United Kingdom: 6.6%
Linde PLC	5,444	1,885,965
Spectris PLC	41,333	2,046,515
		3,932,480
	Number of shares	Value
Common stocks—(concluded)
United States: 53.2%
AGCO Corp.	7,164	$831,167
American Well Corp., Class A*,1	57,819	349,227
Aptiv PLC*	11,175	1,843,316
Bunge Ltd.	15,616	1,457,910
CF Industries Holdings, Inc.	18,052	1,277,721
Citrix Systems, Inc.	10,531	996,127
Coursera, Inc.*	32,166	786,137
Digital Realty Trust, Inc.	6,519	1,153,016
Ecolab, Inc.	7,951	1,865,225
Evoqua Water Technologies Co.*	32,522	1,520,404
Ingersoll Rand, Inc.	37,177	2,300,141
LivaNova PLC*	13,935	1,218,337
LKQ Corp.	10,245	615,007
Maravai LifeSciences Holdings, Inc., Class A*	12,824	537,326
Micron Technology, Inc.	22,206	2,068,489
Montrose Environmental Group, Inc.*	9,528	671,819
Primo Water Corp.	84,600	1,491,498
Regal Rexnord Corp.	12,679	2,157,712
Roper Technologies, Inc.	4,012	1,973,342
Seagen, Inc.*	7,665	1,185,009
Shoals Technologies Group, Inc., Class A*	37,968	922,622
Snowflake, Inc., Class A*	4,871	1,650,051
Sprouts Farmers Market, Inc.*	31,019	920,644
Sweetgreen, Inc., Class A*	20,000	640,000
VMware, Inc., Class A	12,536	1,452,672
		31,884,919
Total common stocks (cost $50,618,433)		59,479,409
Short-term investments: 0.5%
Investment companies: 0.5%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost $313,893)	313,893	313,893
Total investments: 99.9% (cost $50,932,326)		59,793,302
Other assets in excess of liabilities: 0.1%		86,782
Net assets: 100.0%		$59,880,084

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Engage For Impact Fund

Portfolio of investments

December 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$59,479,409	$—	$—	$59,479,409
Short-term investments	—	313,893	—	313,893
Total	$59,479,409	$313,893	$—	$59,793,302

At December 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at December 31, 2021.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund

Portfolio performance

For the six months ended December 31, 2021, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned -2.59% (Class A shares returned -7.98% after the deduction of the maximum sales charge), while Class P shares returned -2.52% and Class P2 returned -2.15%. The Fund's benchmark, MSCI All Country World Index ex-US Index (the "Index"), returned -1.22%. (Class P2 shares have lower expenses than the other share classes in the Fund. Returns for all share classes over various time periods are shown on page 52; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed its benchmark during the reporting period.

Portfolio performance summary1

What worked:

•  Stock selection in the financials and consumer discretionary sectors added the most value relative to the benchmark.

•  Sony Group was the Fund's top contributor over the second half of 2021 as the company's shares performed well due to strong earnings, notably in the music and electronic products & solutions segments. Additionally, an indication of further profit growth in the medium term for Sony's entertainment content business lifted shares. Overall, the company has continued to perform well, boosted by growth in demand for consumer electronic products and digital content during the pandemic.

•  Erste Group Bank's shares traded strongly owing to a few key trends which boosted earnings, including strong retail loan growth on the year (and acceleration in the second quarter), triggered by demand for housing loans, as well as fees and commissions trending higher. Additionally, investors were keen on the appointment of new management board members, a move which demonstrated the bank's renewed focus on profitability.

•  Aon's shares were boosted as insurance broking firms benefitted from strong revenue growth and surging margins this year. Aon has performed well, owing to strong bottom-line improvement where it has executed on its commitment to strategic cost-cutting, mostly by means of divesting non-core operations and reinvesting the proceeds in the most profitable parts of the business. As such, Aon has steadily sold off parts of its retirement and investment businesses in order to expand on strengths such as its health and benefits business, flood insurance solutions, and risk and insurance solutions operations.

What didn't work:

•  Stock selection in the consumer staples and materials sectors detracted the most relative to the benchmark.

•  Alibaba was the main detractor over the period, as the company's shares sold off amid China's persistent regulatory crackdowns, including enforcing anti-monopoly measures. We continue to hold this stock.

•  LG Chem detracted amid volatility in preparation for the initial public offering (IPO) of its LG Energy Solutions subsidiary. We continue to hold this stock.

•  SoftBank Group's shares continued to decline in the second half of 2021 as its Vision Fund continued to underperform. Portfolio companies held in the fund such as Alibaba and Didi declined during the period, having been negatively impacted by the heightened regulatory regime in China. We continue to hold this stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS International Sustainable Equity Fund

Portfolio highlights

Our investment philosophy combines our bottom-up fundamental research with rigorous sustainability analysis. We look for companies that we believe are attractively valued and integrate sustainability factors into their business models to build a competitive advantage.

The investment process for the UBS International Sustainable Equity Fund's strategy is driven by a combination of fundamental, ESG (Environmental, Social and Governance) and thematic factors. Through this process, we aim to identify our best investment ideas across sectors and geographies from a stock-specific standpoint.

Please see below for summaries on the top three largest overweights in the portfolio, as of December 31, 2021:

Barry Callebaut

Barry Callebaut is the world's leading manufacturer of high-quality chocolate and cocoa products, and has been dedicated to this business for more than 150 years. The company operates in more than 40 countries, runs about 60 production facilities, employs a global workforce of more than 12,000 people, and generates annual sales of about $7.1 billion. We see long-term structural growth coming from outsourcing and volume growth, complemented by margin growth through leverage. Barry Callebaut is globally diversified, which gives it a competitive edge over smaller local players and allows for more capacity in innovation. We believe the company has a strong management team that is focused on long-term margin expansion and top line growth, with sustainability embedded in the DNA of the corporate culture. While the shutdown of restaurants and hotels has created short term headwinds for its Gourmet segment, we believe that post-crisis, there will be an opportunity to gain market share with a solid pipeline in food manufacturing. Overall, we view Barry Callebaut as being a recovery winner post-lockdown. In 2016, the company launched Forever Chocolate, with a plan to make sustainable chocolate the norm by 2025 and drive a sustainable cocoa and chocolate supply chain. It aims to have more than 500,000 cocoa farmers lifted out of poverty and have 100% sustainable ingredients in all the company's products. In its fourth annual progress report, Barry Callebaut reported that 143,233 cocoa farmers in its supply chain have moved out of poverty, and also reported an 8.1% reduction in its carbon footprint.

Bank Central Asia

PT Bank Central Asia Tbk (BCA) is an Indonesia-based financial institution. BCA offers individual and business products and services. BCA's individual products and services consist of savings accounts, electronic banking, credit cards, consumer credit products, bancassurance, investment products, remittance collection and safe deposit facilities. BCA's business products and services consist of savings accounts, BCA trade working capital loans, investment loans, and bank guarantees for small and medium-sized enterprises, as well as for corporate customers. BCA continues to generate one of the highest returns in the Indonesian and regional banking sectors, driven by positive domestic structural macro momentum and better leverage of its depositor franchise. Valuations of 3.9x price to book and 23x price to earnings (estimated for 2022) remain at a premium to the rest of sector, but in our view, are supported by leading balance sheet and management quality.

Sony Group

Sony is a conglomerate engaged in the production of various kinds of electronic equipment, production and licensing of music and films. Sony has transformed its business portfolio significantly over several years. We believe Sony will be able to grow its earnings in a sustainable way at least for the next three to five years. Keys to achieving this are its game and network services segment and the successful launch of the PS5 gaming console. The restructuring of its Mobile Communication and Pictures divisions is also important. There is clearly a positive sign in Pictures, as it has had higher hit rates in the last couple of years—although the film industry is currently in standstill with the closure of cinemas. On the other hand, Sony's video game segment is benefiting from the lockdown. Sony receives a very high ESG score, lifted by its environmental efficiency.

As of December 31, 2021, the Fund did not have any exposure to derivatives.

UBS International Sustainable Equity Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS International Sustainable Equity Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A1	(2.59)%	3.11%	9.09%	8.07%
Class P2	(2.52)	3.34	9.36	8.33
Class P2[4]	(2.15)	4.14	N/A	20.34
After deducting maximum sales charge
Class A1	(7.98)%	(2.59)%	7.87%	7.45%
MSCI ACWI ex-US Index[3]	(1.22)	7.82	9.61	7.28

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class A—1.33% and 1.25%; Class P—1.05% and 1.00%; Class P2—1.08% and 0.22%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) do not exceed 1.25% for Class A shares, 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders. The Advisor has also entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, does not exceed 0.25% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 25 Emerging Markets (EM) countries*. With 2,336 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

4  Inception date of Class P2 of UBS International Sustainable Equity Fund is October 30, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten holdings

Sony Group Corp.	2.7%
Barry Callebaut AG	2.3
Bank Central Asia Tbk. PT	2.2
Royal Bank of Canada	2.1
Ashtead Group PLC	2.1
Infineon Technologies AG	2.1
AstraZeneca PLC	2.1
ASML Holding N.V.	2.0
Metso Outotec Oyj	2.0
Novartis AG	2.0
Total	21.6%

Top five issuer breakdown by country or territory of origin

United Kingdom	15.2%
Japan	13.8
China	8.9
France	8.1
Germany	6.4
Total	52.4%

Common stocks
Auto components	3.2%
Automobiles	3.8
Banks	12.1
Biotechnology	2.0
Capital markets	1.5
Chemicals	3.4
Commercial services & supplies	1.1
Construction & engineering	1.7
Diversified financial services	1.2
Diversified telecommunication services	2.8
Electrical equipment	1.0
Electronic equipment, instruments & components	1.7
Energy equipment & services	1.2
Entertainment	2.6
Food products	6.1
Health care equipment & supplies	4.0
Household durables	2.7
Industrial conglomerates	1.3
Insurance	6.6
Interactive media & services	1.1
Internet & direct marketing retail	3.1
IT services	2.3
Machinery	3.1
Oil, gas & consumable fuels	2.6
Paper & forest products	1.1
Personal products	2.0
Pharmaceuticals	4.1
Professional services	1.5
Semiconductors & semiconductor equipment	6.7
Software	5.2
Specialty retail	2.4
Trading companies & distributors	3.3
Wireless telecommunication services	1.3
Total common stocks	99.8
Investment of cash collateral from securities loaned	0.6
Total investments	100.4
Liabilities in excess of other assets	(0.4)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks: 99.8%
Argentina: 0.9%
MercadoLibre, Inc.*	2,345	$3,161,998
Australia: 1.1%
Brambles Ltd.	510,676	3,949,495
Austria: 1.3%
Erste Group Bank AG	99,951	4,705,389
Belgium: 2.5%
Galapagos N.V.*	31,911	1,788,195
Galapagos N.V.*,1	11,805	661,517
KBC Group N.V.	73,203	6,288,956
		8,738,668
Brazil: 1.1%
Suzano SA*	367,400	3,968,319
Canada: 2.1%
Royal Bank of Canada	71,227	7,559,370
China: 8.9%
Alibaba Group Holding Ltd., ADR*	41,885	4,975,519
China Mengniu Dairy Co. Ltd.*	642,000	3,639,143
Li Auto, Inc., ADR*	102,100	3,277,410
Meituan, Class B*,2	99,000	2,861,745
NXP Semiconductors N.V.	20,346	4,634,412
Ping An Insurance Group Co. of China Ltd., Class H	786,500	5,663,570
Tencent Holdings Ltd.	63,000	3,690,698
Zhongsheng Group Holdings Ltd.	333,000	2,596,508
		31,339,005
Denmark: 1.3%
Genmab A/S*	11,345	4,567,839
Finland: 2.0%
Metso Outotec Oyj	665,236	7,079,903
France: 8.1%
AXA SA	226,139	6,741,568
Cie Generale des Etablissements Michelin SCA	42,312	6,944,022
Danone SA	101,304	6,296,114
Societe Generale SA	131,663	4,527,677
Ubisoft Entertainment SA*	83,542	4,096,497
		28,605,878
Germany: 6.4%
CTS Eventim AG & Co. KGaA*	70,310	5,151,883
Infineon Technologies AG	160,455	7,445,954
Knorr-Bremse AG	37,608	3,720,771
SAP SE	43,086	6,126,769
		22,445,377
India: 3.6%
Axis Bank Ltd., GDR*	88,604	4,093,505
Infosys Ltd., ADR	191,799	4,854,433
Mahindra & Mahindra Ltd., GDR	340,980	3,870,123
		12,818,061
	Number of shares	Value
Common stocks—(continued)
Indonesia: 3.5%
Bank Central Asia Tbk. PT	15,195,900	$7,783,201
Bank Mandiri Persero Tbk. PT	9,549,500	4,706,910
		12,490,111
Ireland: 0.9%
AIB Group PLC*	1,269,719	3,093,530
Italy: 2.3%
Infrastrutture Wireless Italiane SpA[1,2]	371,142	4,512,781
Prysmian SpA	94,974	3,580,113
		8,092,894
Japan: 13.8%
ITOCHU Corp.	139,800	4,275,549
NEC Corp.	68,300	3,152,856
Nippon Telegraph & Telephone Corp.	191,500	5,244,067
OBIC Business Consultants Co. Ltd.	130,100	5,485,395
ORIX Corp.	201,500	4,112,155
Shin-Etsu Chemical Co. Ltd.	35,300	6,112,979
SoftBank Group Corp.	96,400	4,553,922
Sony Group Corp.	75,100	9,450,339
Toyota Motor Corp.	336,000	6,150,117
		48,537,379
Netherlands: 3.1%
ASML Holding N.V.	8,877	7,142,236
Koninklijke Philips N.V.	98,157	3,661,545
		10,803,781
New Zealand: 0.8%
Fisher & Paykel Healthcare Corp. Ltd.	118,247	2,653,147
Norway: 1.9%
Equinor ASA	123,731	3,314,368
Mowi ASA	147,254	3,489,665
		6,804,033
Portugal: 1.6%
Galp Energia SGPS SA	599,552	5,815,664
South Korea: 5.2%
LG Chem Ltd.*	11,593	5,997,641
LG Household & Health Care Ltd.*	1,967	1,815,183
Samsung Engineering Co. Ltd.*	308,186	5,936,874
SK Hynix, Inc.	40,683	4,483,258
		18,232,956
Spain: 1.7%
Industria de Diseno Textil SA	184,508	5,993,077
Switzerland: 5.9%
Alcon, Inc.	63,676	5,642,230
Barry Callebaut AG	3,296	8,015,733
Novartis AG	80,057	7,053,310
		20,711,273

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United Kingdom: 15.2%
Ashtead Group PLC	92,664	$7,452,774
AstraZeneca PLC	62,478	7,338,732
DCC PLC	56,865	4,656,662
London Stock Exchange Group PLC	57,629	5,405,659
Prudential PLC	319,384	5,509,692
RELX PLC	166,232	5,404,580
Sage Group PLC	572,730	6,609,514
Spectris PLC	117,643	5,824,841
Unilever PLC	96,980	5,195,422
		53,397,876
United States: 4.6%
Aon PLC, Class A	17,813	5,353,875
Aptiv PLC*	27,128	4,474,764
LivaNova PLC*	25,399	2,220,635
Schlumberger N.V.	137,129	4,107,013
		16,156,287
Total common stocks (cost $335,663,441)		351,721,310
	Number of shares	Value
Investment of cash collateral from securities loaned: 0.6%
Money market funds: 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.030%[3] (cost $1,980,392)	1,980,392	$1,980,392
Total investments: 100.4% (cost $337,643,833)		353,701,702

Liabilities in excess of other assets: (0.4%)	(1,379,800)
Net assets: 100.0%	$352,321,902

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$349,933,115	$1,788,195	$—	$351,721,310
Investment of cash collateral from securities loaned	—	1,980,392	—	1,980,392
Total	$349,933,115	$3,768,587	$—	$353,701,702

At December 31, 2021, there were no transfers in or out of Level 3.

UBS International Sustainable Equity Fund

Portfolio of investments

December 31, 2021 (unaudited)

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $7,374,526, represented 2.1% of the Fund's net assets at period end.

3  Rates shown reflect yield at December 31, 2021.

See accompanying notes to financial statements.

UBS US Dividend Ruler Fund

Portfolio performance

For the six months ended December 31, 2021 (the "reporting period"), Class P shares of UBS US Dividend Ruler Fund (the "Fund") returned 9.93%. For comparison purposes, the S&P 500 Index (the "Index") returned 11.67%. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Portfolio performance summary1

What worked

•  In terms of stock selection, holdings in the industrial, financial, consumer staples, and materials sectors were most additive to relative performance.

•  In terms of sector allocation, the portfolio's underweight to communication services was the largest contributor to relative performance.

•  A number of individual holdings were beneficial for performance, including:

  – Microsoft's shares outperformed, benefiting from a strong IT investment cycle with healthy PC sales and continued very high levels of growth in its Azure cloud platform.

  – Despite difficult year-over-year comparisons, Home Depot continued to deliver strong sales and home improvement fundamentals continued to be supported by low interest rates, limited new housing supply, healthy consumer balance sheets, home price appreciation, and hybrid working arrangements

  – Broadcom's stock outperformed. Demand for the company's semiconductor chips remained strong, supported by growth in cloud computing and 5G infrastructure.

What didn't work

•  Stock selection in the health care and communication services sectors were the largest detractors from performance.

•  In terms of sector allocation, our overweights to industrials and financials, along with an underweight to information technology, detracted from relative returns.

•  A number of individual holdings weighed on performance, including:

  – COVID surges and hospital staffing shortages reduced elective procedure volumes and weighed on Medtronic's shares. The company also experienced near-term and likely temporary setbacks for two key pipeline assets. In our view, with its shares trading at their lowest relative valuation compared to the S&P 500 in history, a fair amount of pessimism appears priced in. A recovery in hospital procedure volumes and continued share gains in newly launched innovative products should support a rebound in the stock. We continue to hold the stock.

  – Comcast's shares lagged given lowered expectations for near-term broadband subscriber growth and increasing competition from telecom providers. While near-term broadband growth may slow following elevated pandemic-driven demand, we feel Comcast still stands to benefit from further penetration of its broadband business over time (current footprint is approximately 50% penetrated in the US). Strong free cash flow generation supports the company's ability to boost its share buyback program. We continue to hold the stock.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS US Dividend Ruler Fund

  – Intel's shares lagged following its third quarter earnings results. Intel detailed expectations for significantly lower profit margins for the coming years as its increases investment spending to build out its foundry business. We removed Intel from the Fund in October 2021.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Dividend Ruler Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 Year	Inception[1]
Class P2	9.93%	23.30%	26.87%
S&P 500 Index[3]	11.67	28.71	32.24

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class P—1.57% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Dividend Ruler Price Fund is July 09, 2020.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS US Dividend Ruler Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten holdings

Microsoft Corp.	7.9%
Johnson & Johnson	4.1
JPMorgan Chase & Co.	3.5
Cisco Systems, Inc.	3.4
Coca-Cola Co.	3.3
Linde PLC	3.3
McDonald's Corp.	3.2
Raytheon Technologies Corp.	3.2
Comcast Corp., Class A	3.1
Broadcom, Inc.	3.1
Total	38.1%

Issuer breakdown by country or territory of origin

United States	92.5%
United Kingdom	6.0
Switzerland	1.5
Total	100.0%

Common stocks
Aerospace & defense	5.1%
Air freight & logistics	2.8
Banks	6.3
Beverages	6.0
Biotechnology	2.3
Capital markets	4.1
Chemicals	3.3
Commercial services & supplies	1.9
Communications equipment	3.4
Consumer finance	1.7
Electric utilities	2.2
Electrical equipment	1.7
Health care equipment & supplies	2.8
Health care providers & services	2.2
Hotels, restaurants & leisure	5.2
Household products	2.8
Insurance	4.9
IT services	4.1
Media	3.1
Oil, gas & consumable fuels	4.0
Pharmaceuticals	5.5
Road & rail	2.2
Semiconductors & semiconductor equipment	8.6
Software	7.9
Specialty retail	2.0
Textiles, apparel & luxury goods	2.0
Total common stocks	98.1
Short-term investments	1.9
Total investments	100.0
Other assets in excess of liabilities	0.0 †
Net assets	100.0%
†  Amount represents less than 0.05% or (0.05%).

1  The portfolio is actively managed and its composition will vary over time.

UBS US Dividend Ruler Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks: 98.1%
Aerospace & defense: 5.1%
Lockheed Martin Corp.	6,616	$2,351,393
Raytheon Technologies Corp.	45,092	3,880,617
		6,232,010
Air freight & logistics: 2.8%
United Parcel Service, Inc., Class B	15,645	3,353,349
Banks: 6.3%
JPMorgan Chase & Co.	26,472	4,191,841
Truist Financial Corp.	59,054	3,457,612
		7,649,453
Beverages: 6.0%
Coca-Cola Co.	67,232	3,980,807
Diageo PLC, ADR	14,928	3,286,250
		7,267,057
Biotechnology: 2.3%
Amgen, Inc.	12,604	2,835,522
Capital markets: 4.1%
BlackRock, Inc.	3,352	3,068,957
Morgan Stanley	19,944	1,957,703
		5,026,660
Chemicals: 3.3%
Linde PLC	11,454	3,968,009
Commercial services & supplies: 1.9%
Republic Services, Inc.	16,500	2,300,925
Communications equipment: 3.4%
Cisco Systems, Inc.	64,792	4,105,869
Consumer finance: 1.7%
Discover Financial Services	18,199	2,103,076
Electric utilities: 2.2%
American Electric Power Co., Inc.	13,558	1,206,255
NextEra Energy, Inc.	16,131	1,505,990
		2,712,245
Electrical equipment: 1.7%
Rockwell Automation, Inc.	5,978	2,085,425
Health care equipment & supplies: 2.8%
Medtronic PLC	32,670	3,379,712
Health care providers & services: 2.2%
UnitedHealth Group, Inc.	5,239	2,630,712
Hotels, restaurants & leisure: 5.2%
McDonald's Corp.	14,569	3,905,512
Starbucks Corp.	20,155	2,357,530
		6,263,042
Household products: 2.8%
Procter & Gamble Co.	20,757	3,395,430
	Number of shares	Value
Common stocks—(concluded)
Insurance: 4.9%
Chubb Ltd.	16,938	$3,274,285
Marsh & McLennan Cos., Inc.	15,252	2,651,102
		5,925,387
IT services: 4.1%
Accenture PLC, Class A	5,951	2,466,987
Automatic Data Processing, Inc.	10,450	2,576,761
		5,043,748
Media: 3.1%
Comcast Corp., Class A	75,228	3,786,225
Oil, gas & consumable fuels: 4.0%
EOG Resources, Inc.	35,033	3,111,981
Phillips 66	24,502	1,775,415
		4,887,396
Pharmaceuticals: 5.5%
Johnson & Johnson	28,960	4,954,187
Novartis AG, ADR	20,307	1,776,254
		6,730,441
Road & rail: 2.2%
Union Pacific Corp.	10,478	2,639,723
Semiconductors & semiconductor equipment: 8.6%
Analog Devices, Inc.	19,716	3,465,481
Broadcom, Inc.	5,649	3,758,901
Texas Instruments, Inc.	16,874	3,180,243
		10,404,625
Software: 7.9%
Microsoft Corp.	28,597	9,617,743
Specialty retail: 2.0%
Home Depot, Inc.	5,809	2,410,793
Textiles, apparel & luxury goods: 2.0%
VF Corp.	33,175	2,429,074
Total common stocks (cost $104,654,238)		119,183,651
Short-term investments: 1.9%
Investment companies: 1.9%
State Street Institutional U.S. Government Money Market Fund, 0.030%[1] (cost $2,272,815)	2,272,815	2,272,815
Total investments: 100.0% (cost $106,927,053)		121,456,466
Other assets in excess of liabilities: 0.00%†		36,755
Net assets: 100.0%		$121,493,221

UBS US Dividend Ruler Fund

Portfolio of investments

December 31, 2021 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$119,183,651	$—	$—	$119,183,651
Short-term investments	—	2,272,815	—	2,272,815
Total	$119,183,651	$2,272,815	$—	$121,456,466

At December 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Rates shown reflect yield at December 31, 2021.

See accompanying notes to financial statements.

UBS US Quality Growth at Reasonable Price Fund

Portfolio performance

For the six months ended December 31, 2021 (the "reporting period"), Class P shares of UBS US Quality Growth at Reasonable Price Fund (the "Fund") returned 12.63%. For comparison purposes, the Russell 1000 Growth Index (the "Index") returned 12.93%. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Portfolio performance summary1

What worked

•  Stock selection in the health care, communication services, and industrial sectors were meaningful contributors to returns.

•  Looking at sector allocation, an overweight to consumer discretionary was the largest contributor to performance.

•  A number of individual holdings were beneficial for performance, including:

  – Microsoft's shares outperformed, benefiting from a strong IT investment cycle, with healthy PC sales and continued very high levels of growth in its Azure cloud platform.

  – Despite supply constraints, demand for Apple products remained strong. Shares of the company rallied given speculation of product launches in fast-growing areas including augmented and virtual reality and electric vehicles.

  – Alphabet's shares rallied. Following a sharp deceleration in advertising in 2020, search revenues strongly rebounded. The company continued to execute well across its other key platforms, showing improved monetization in mobile and YouTube, and share gains in cloud computing.

What didn't work

•  Stock selection in the information technology sector was a detractor from performance.

•  In terms of sector allocation, our underweight in information technology was the largest negative for relative returns.

•  A number of individual holdings were less additive to performance, including:

– Fidelity National Information Services stock lagged due to pandemic-related headwinds weighing on their merchant volumes, as well as fears of share loss to fintech competitors. While the path to reopening has faced a series of challenges, we continue to expect the company will benefit from the eventual recovery in global travel. Moreover, payment volume growth for the company's merchant segment has generally mirrored the overall payments industry which, in our view, should dampen concerns of market share losses. We continue to hold the stock.

– Ongoing COVID surges and hospital staffing shortages continued to weigh on surgical procedure volumes for Medtronic. Setbacks in two key pipeline assets also weighed on the stock. We removed Medtronic from the Fund in December 2021.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS US Quality Growth at Reasonable Price Fund

– Similar to Fidelity National Information Services, Visa's shares lagged given the impact of COVID surges and lockdowns weighing on higher-margin cross border volumes. We expect an eventual economic normalization will help support Visa's stock. Fears of disintermediation from new payment structures such as Buy Now, Pay Later (BNPL) also weighed on investor sentiment for Visa. We view new payment structures as potentially complimentary to Visa's business and still expect a long-term growth runway for Visa with increasingly more transactions moving from cash to card over time. We continue to hold the stock.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS US Quality Growth at Reasonable Price Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 Year	Inception[1]
Class P2	12.63%	29.19%	30.40%
Russell 1000 Growth[3]	12.93	27.60	32.43

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class P—1.23% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS US Quality Growth at Reasonable Price Fund is July 09, 2020.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index was developed with a base value of 200 as of August 31, 1992.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS US Quality Growth at Reasonable Price Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten holdings

Microsoft Corp.	13.0%
Amazon.com, Inc.	8.6
Alphabet, Inc., Class A	8.3
Apple, Inc.	6.6
Meta Platforms, Inc. Class A	5.2
Visa, Inc., A Shares	3.8
TJX Cos., Inc.	3.1
Lowe's Cos., Inc.	2.7
Home Depot, Inc.	2.7
salesforce.com, Inc.	2.5
Total	56.5%

Issuer breakdown by country or territory of origin

United States	100.4%

Common stocks
Capital markets	4.9%
Chemicals	2.0
Electrical equipment	1.1
Equity real estate investment trusts	1.5
Food & staples retailing	2.0
Health care equipment & supplies	4.3
Health care providers & services	2.1
Hotels, restaurants & leisure	1.3
Industrial conglomerates	1.2
Interactive media & services	13.5
Internet & direct marketing retail	8.6
IT services	5.6
Life sciences tools & services	2.6
Machinery	2.2
Multiline retail	1.5
Personal products	1.1
Road & rail	2.5
Semiconductors & semiconductor equipment	4.1
Software	17.7
Specialty retail	10.8
Technology hardware, storage & peripherals	6.6
Textiles, apparel & luxury goods	1.3
Total common stocks	98.5
Short-term investments	1.9
Total investments	100.4
Liabilities in excess of other assets	(0.4)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS US Quality Growth at Reasonable Price Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks: 98.5%
Capital markets: 4.9%
Ameriprise Financial, Inc.	13,632	$4,112,229
Intercontinental Exchange, Inc.	19,928	2,725,553
S&P Global, Inc.	4,045	1,908,957
		8,746,739
Chemicals: 2.0%
Sherwin-Williams Co.	10,078	3,549,068
Electrical equipment: 1.1%
Rockwell Automation, Inc.	5,478	1,911,000
Equity real estate investment trusts: 1.5%
American Tower Corp.	9,376	2,742,480
Food & staples retailing: 2.0%
Costco Wholesale Corp.	6,224	3,533,365
Health care equipment & supplies: 4.3%
Abbott Laboratories	31,476	4,429,932
Boston Scientific Corp.*	75,317	3,199,466
		7,629,398
Health care providers & services: 2.1%
UnitedHealth Group, Inc.	7,452	3,741,947
Hotels, restaurants & leisure: 1.3%
Booking Holdings, Inc.*	1,002	2,404,028
Industrial conglomerates: 1.2%
Honeywell International, Inc.	10,413	2,171,215
Interactive media & services: 13.5%
Alphabet, Inc., Class A*	5,134	14,873,403
Meta Platforms, Inc., Class A*	27,728	9,326,313
		24,199,716
Internet & direct marketing retail: 8.6%
Amazon.com, Inc.*	4,653	15,514,684
IT services: 5.6%
Fidelity National Information Services, Inc.	30,169	3,292,946
Visa, Inc., A Shares	31,556	6,838,501
		10,131,447
Life sciences tools & services: 2.6%
Danaher Corp.	7,383	2,429,081
Thermo Fisher Scientific, Inc.	3,341	2,229,249
		4,658,330
	Number of shares	Value
Common stocks—(concluded)
Machinery: 2.2%
Parker-Hannifin Corp.	12,549	$3,992,088
Multiline retail: 1.5%
Dollar General Corp.	11,683	2,755,202
Personal products: 1.1%
Estee Lauder Cos., Inc., Class A	5,511	2,040,172
Road & rail: 2.5%
Union Pacific Corp.	17,634	4,442,534
Semiconductors & semiconductor equipment: 4.1%
Applied Materials, Inc.	24,206	3,809,056
Texas Instruments, Inc.	18,762	3,536,074
		7,345,130
Software: 17.7%
Adobe, Inc.*	6,903	3,914,415
Microsoft Corp.	69,496	23,372,895
salesforce.com, Inc.*	17,631	4,480,566
		31,767,876
Specialty retail: 10.8%
Home Depot, Inc.	11,549	4,792,951
Lowe's Cos., Inc.	18,550	4,794,804
O'Reilly Automotive, Inc.*	6,121	4,322,834
TJX Cos., Inc.	73,070	5,547,474
		19,458,063
Technology hardware, storage & peripherals: 6.6%
Apple, Inc.	66,652	11,835,396
Textiles, apparel & luxury goods: 1.3%
Nike, Inc., Class B	14,071	2,345,214
Total common stocks (cost $147,240,777)		176,915,092
Short-term investments: 1.9%
Investment companies: 1.9%
State Street Institutional U.S. Government Money Market Fund, 0.030%[1] (cost $3,348,535)	3,348,535	3,348,535
Total investments: 100.4% (cost $150,589,312)		180,263,627
Liabilities in excess of other assets: (0.4%)		(653,552)
Net assets: 100.0%		$179,610,075

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS US Quality Growth at Reasonable Price Fund

Portfolio of investments

December 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$176,915,092	$—	$—	$176,915,092
Short-term investments	—	3,348,535	—	3,348,535
Total	$176,915,092	$3,348,535	$—	$180,263,627

At December 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Rates shown reflect yield at December 31, 2021.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the six months ended December 31, 2021, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned -2.80% (Class A shares returned -8.14% after the deduction of the maximum sales charge), while Class P shares returned -2.68%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned -5.64% over the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 72; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's performance was driven primarily by stock selection decisions.

Portfolio performance summary1

What worked:

•  Within stock selection, MaxLinear was the top contributor to Fund performance for the six months ended December 31, 2021.

– MaxLinear is a fabless provider of mixed-signal solutions for broadband communications and the wired/wireless infrastructure markets. The company outperformed after reporting third quarter results and providing fourth quarter guidance that was ahead of consensus expectations. (For details, see "Portfolio highlights.")

•  Several other stock selection decisions benefited performance during the six-month period.

– Herc, a heavy equipment rental services company for a wide array of industries, outperformed after the company revealed a three-year growth plan that included sales, earnings and net capital expenditure estimates that were above consensus expectations. (For details, see "Portfolio highlights.")

– DigitalOcean is a provider of on-demand infrastructure and platform tools to build, deploy and scale software applications. The company outperformed after reporting better-than-expected quarterly revenue and raising its annual guidance above expectations. DigitalOcean's second quarter results demonstrated acceleration across key metrics including annual recurring revenue, customer count and net retention rate, all of which supports the durability of the company's growth profile.

– TopBuild is an insulation installer and distributor. The company outperformed during the six-month period as investors grew more confident about its ability to deliver significant synergies from its most recent acquisition. (For details, see "Portfolio highlights.")

– Regal Rexnord manufactures electric motors, drives, mechanical motion control products, and alternators for electric generators. The company outperformed after reporting second quarter earnings that beat consensus expectations. In addition, the company pulled forward the expected closing date of its acquisition of the Process & Motion Control business of Rexnord Corporation, and increased its 2022 expectations for the growth of proforma earnings and earnings before interest, taxes, depreciation and amortization (EBITDA).

•  Within sector allocation, the Fund's overweight position in industrials, as well as its underweight in health care, contributed the most to relative returns over the six months. In contrast underweight positions in real estate and consumer staples detracted modestly.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS U.S. Small Cap Growth Fund

What didn't work:

•  Certain stock selection decisions made a negative contribution to Fund returns during the reporting period.

– Chegg operates an online education platform. The company underperformed after providing fourth quarter guidance that was materially lower than consensus expectations. Management attributed the cut in guidance to lower enrollment at community colleges, as students chose work over school because they are finding higher wages in the job market. We sold out of this stock after the reporting period.

– STAAR Surgical is a developer and manufacturer of implantable collamer lenses for vision correction. The stock experienced weakness following a delay in FDA approval and launch of the company's EVO Visian lens in the US. We continue to hold this stock.

– Shift4 Payments provides payment processing solutions, including software for transactions and money transfer activities. The stock underperformed after announcing that October 2021 payment volumes were up 80% versus the same period a year ago, which trailed consensus expectations. We continue to hold this stock.

– Magnite is a provider of a technology solution to automate the purchase and sale of digital advertising inventory for buyers and sellers. The company's stock price declined after management commented that macroeconomic-related headwinds emerged in some client segments late in the third quarter. We continue to hold this stock.

– CareDx, a developer and marketer of diagnostics surveillance solutions for transplant recipients, underperformed due to investor concerns about the lack of recent updates from the company, as well as competitive pressures in the markets where it operates. We sold the stock during the reporting period.

Portfolio highlights

MaxLinear is a leading provider of radio frequency, mixed-signal and analog integrated circuits for the connected home, wired and wireless infrastructure, and industrial & multi-market applications. We believe the company's infrastructure business should benefit from continued 5G and 400G PAM4 deployments. MaxLinear's connected home business was boosted by the 2020 acquisition of Intel's Home Gateway Platform Division, which gives the company greater scale in the home gateway Wi-Fi market.

Herc is one of the leading North American equipment rental companies. The company operates in a highly fragmented market, which is seeing a secular growth tailwind of customers renting rather than owning equipment. Renting is beneficial because it frees up capital, provides flexibility, and outsources repair and maintenance of the fleet. We expect the company's growth to come from expanding and diversifying revenues, improving operating efficiencies and enhancing the customer experience, along with disciplined capital management.

TopBuild is a leading installer and distributor of insulation and building material products to the North American construction industry. We believe the company will continue to benefit from strong new construction trends within the housing market. Further, TopBuild has a robust mergers & acquisitions strategy to consolidate other insulation players, in addition to expanding its commercial and adjacent product offerings.

Regal Rexnord manufactures electric motors, drives, mechanical motion control products, and alternators for electric generators. Regal Rexnord was formed through the combination of Regal Beloit and Rexnord's Process & Motion Control business through a tax-free spin in a Reverse Morris Trust (RMT) transaction that closed in the fourth quarter of 2021. Regal has a strong market position in high efficiency HVAC motors used in North American residential and light commercial HVAC installations. The company also has exposure to e-commerce through its motion control systems and water initiatives through its support of variable speed motors for pool pumps. The company has been delivering improving profit margins despite the impact from the pandemic and supply chain inflation.

•  The Fund did not invest in derivatives during the reporting period.

UBS U.S. Small Cap Growth Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.80)%	4.95%	19.86%	16.72%
Class P2	(2.68)	5.22	20.16	17.03
After deducting maximum sales charge
Class A1	(8.14)%	(0.82)%	18.50%	16.07%
Russell 2000 Growth Index[3]	(5.64)	2.83	14.53	14.14

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class A—1.44% and 1.25%; Class P—1.17% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, dividend expense and security loan fees for securities sold short and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 1.24% for Class A shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten holdings

MaxLinear, Inc.	2.7%
Herc Holdings, Inc.	2.6
Chart Industries, Inc.	2.1
Ryman Hospitality Properties, Inc.	2.1
TopBuild Corp.	2.1
Regal Rexnord Corp.	2.0
Medpace Holdings, Inc.	1.9
Ameresco, Inc., Class A	1.9
Pure Storage, Inc., Class A	1.9
Azenta, Inc.	1.9
Total	21.2%

Top five issuer breakdown by country or territory of origin

United States	101.1%
Netherlands	0.6
Israel	0.5
Switzerland	0.3
Canada	0.3
Total	102.8%

Common stocks
Air freight & logistics	1.5%
Auto components	1.3
Banks	4.6
Beverages	0.4
Biotechnology	7.8
Building products	2.5
Commercial services & supplies	1.0
Construction & engineering	3.7
Diversified consumer services	0.6
Diversified telecommunication services	0.5
Electrical equipment	2.9
Energy equipment & services	1.4
Equity real estate investment trusts	2.1
Food & staples retailing	1.9
Health care equipment & supplies	3.2
Health care providers & services	4.4
Health care technology	1.3
Hotels, restaurants & leisure	7.5
Household durables	2.1
IT services	4.6
Life sciences tools & services	6.8
Machinery	7.0
Media	0.8
Oil, gas & consumable fuels	1.5
Professional services	0.5
Semiconductors & semiconductor equipment	8.1
Software	8.4
Specialty retail	2.3
Technology hardware, storage & peripherals	1.9
Textiles, apparel & luxury goods	2.0
Thrifts & mortgage finance	0.6
Trading companies & distributors	4.3
Total common stocks	99.5
Short-term investments	2.2
Investment of cash collateral from securities loaned	1.1
Total investments	102.8
Liabilities in excess of other assets	(2.8)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks: 99.5%
Air freight & logistics: 1.5%
Forward Air Corp.	23,260	$2,816,553
Auto components: 1.3%
Visteon Corp.*	22,578	2,509,319
Banks: 4.6%
First Bancorp/Southern Pines NC	61,886	2,829,428
Veritex Holdings, Inc.	69,572	2,767,574
Webster Financial Corp.	53,420	2,982,973
		8,579,975
Beverages: 0.4%
Zevia PBC, Class A*,1	97,859	689,906
Biotechnology: 7.8%
Allogene Therapeutics, Inc.*	43,964	655,943
ALX Oncology Holdings, Inc.*	20,226	434,657
Arena Pharmaceuticals, Inc.*	12,038	1,118,812
Argenx SE, ADR*	3,201	1,120,958
CRISPR Therapeutics AG*,1	6,965	527,808
Fate Therapeutics, Inc.*	14,494	848,044
IGM Biosciences, Inc.*	19,865	582,640
Instil Bio, Inc.*,1	33,995	581,654
Intellia Therapeutics, Inc.*	8,277	978,672
Kura Oncology, Inc.*	48,868	684,152
Magenta Therapeutics, Inc.*	75,005	332,272
MeiraGTx Holdings PLC*	45,049	1,069,463
Nurix Therapeutics, Inc.*	39,246	1,136,172
PMV Pharmaceuticals, Inc.*	26,116	603,280
Relay Therapeutics, Inc.*	24,027	737,869
Repare Therapeutics, Inc.*	23,451	494,582
Xencor, Inc.*	30,858	1,238,023
Zentalis Pharmaceuticals, Inc.*	17,537	1,474,160
		14,619,161
Building products: 2.5%
AZEK Co., Inc.*	38,880	1,797,811
Simpson Manufacturing Co., Inc.	20,752	2,885,981
		4,683,792
Commercial services & supplies: 1.0%
IAA, Inc.*	38,858	1,966,992
Construction & engineering: 3.7%
Ameresco, Inc., Class A*	44,400	3,615,936
MasTec, Inc.*	36,588	3,376,341
		6,992,277
Diversified consumer services: 0.6%
Chegg, Inc.*	36,340	1,115,638
Diversified telecommunication services: 0.5%
Bandwidth, Inc., Class A*	13,089	939,267
Electrical equipment: 2.9%
Generac Holdings, Inc.*	2,185	768,945
	Number of shares	Value
Common stocks—(continued)
Electrical equipment—(concluded)
Regal Rexnord Corp.	22,146	$3,768,807
Shoals Technologies Group, Inc., Class A*	37,064	900,655
		5,438,407
Energy equipment & services: 1.4%
Aspen Aerogels, Inc.*	53,334	2,655,500
Equity real estate investment trusts: 2.1%
Ryman Hospitality Properties, Inc.*	42,669	3,923,841
Food & staples retailing: 1.9%
Performance Food Group Co.*	76,873	3,527,702
Health care equipment & supplies: 3.2%
AtriCure, Inc.*	34,172	2,375,979
Silk Road Medical, Inc.*	36,388	1,550,493
STAAR Surgical Co.*	22,307	2,036,629
		5,963,101
Health care providers & services: 4.4%
Castle Biosciences, Inc.*	23,966	1,027,422
LHC Group, Inc.*	11,315	1,552,758
R1 RCM, Inc.*	108,080	2,754,959
Surgery Partners, Inc.*	54,283	2,899,255
		8,234,394
Health care technology: 1.3%
Inspire Medical Systems, Inc.*	10,715	2,465,093
Hotels, restaurants & leisure: 7.5%
Bloomin' Brands, Inc.*	114,279	2,397,574
Churchill Downs, Inc.	12,309	2,965,238
Dave & Buster's Entertainment, Inc.*	71,823	2,758,003
Planet Fitness, Inc., Class A*	31,825	2,882,709
Six Flags Entertainment Corp.*	68,154	2,901,997
Sweetgreen, Inc., Class A*	5,800	185,600
		14,091,121
Household durables: 2.1%
TopBuild Corp.*	14,021	3,868,534
IT services: 4.6%
DigitalOcean Holdings, Inc.*	28,396	2,281,051
Jack Henry & Associates, Inc.	15,472	2,583,669
Remitly Global, Inc.*	29,200	602,104
Shift4 Payments, Inc., Class A*	36,729	2,127,711
Wix.com Ltd.*	6,112	964,412
		8,558,947
Life sciences tools & services: 6.8%
Maravai LifeSciences Holdings, Inc., Class A*	75,987	3,183,855
Medpace Holdings, Inc.*	16,799	3,656,134
NanoString Technologies, Inc.*	29,731	1,255,540
NeoGenomics, Inc.*	44,338	1,512,813
Repligen Corp.*	12,308	3,259,651
		12,867,993

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Machinery: 7.0%
Astec Industries, Inc.	33,733	$2,336,685
Chart Industries, Inc.*	25,167	4,013,885
Evoqua Water Technologies Corp.*	69,090	3,229,957
Terex Corp.	79,695	3,502,595
		13,083,122
Media: 0.8%
Magnite, Inc.*,1	88,866	1,555,155
Oil, gas & consumable fuels: 1.5%
Chesapeake Energy Corp.	43,369	2,798,168
Professional services: 0.5%
Sterling Check Corp.*	50,100	1,027,551
Semiconductors & semiconductor equipment: 8.1%
Azenta, Inc.	34,648	3,572,555
Lattice Semiconductor Corp.*	44,472	3,427,012
MaxLinear, Inc.*	68,188	5,140,694
Universal Display Corp.	19,067	3,146,627
		15,286,888
Software: 8.4%
Alteryx, Inc., Class A*	18,053	1,092,206
Clearwater Analytics Holdings, Inc., Class A*	43,700	1,004,226
Everbridge, Inc.*	12,797	861,622
ForgeRock, Inc., Class A*	32,900	878,101
HashiCorp, Inc., Class A*,1	11,100	1,010,544
Jamf Holding Corp.*,1	76,052	2,890,737
LivePerson, Inc.*	29,749	1,062,634
Rapid7, Inc.*	30,003	3,531,053
Sumo Logic, Inc.*	46,560	631,354
Tenable Holdings, Inc.*	51,546	2,838,638
		15,801,115
Specialty retail: 2.3%
Children's Place, Inc.*	22,062	1,749,296
National Vision Holdings, Inc.*	54,068	2,594,723
		4,344,019
	Number of shares	Value
Common stocks—(concluded)
Technology hardware, storage & peripherals: 1.9%
Pure Storage, Inc., Class A*	109,765	$3,572,851
Textiles, apparel & luxury goods: 2.0%
PVH Corp.	18,339	1,955,854
Tapestry, Inc.	46,814	1,900,649
		3,856,503
Thrifts & mortgage finance: 0.6%
Essent Group Ltd.	25,062	1,141,073
Trading companies & distributors: 4.3%
Boise Cascade Co.	43,656	3,108,307
Herc Holdings, Inc.	31,460	4,925,063
		8,033,370
Total common stocks (cost $143,856,945)		187,007,328
Short-term investments: 2.2%
Investment companies: 2.2%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost $4,040,662)	4,040,662	4,040,662
Investment of cash collateral from securities loaned: 1.1%
Money market funds: 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.030%[2] (cost $2,111,754)	2,111,754	2,111,754
Total investments: 102.8% (cost $150,009,361)		193,159,744
Liabilities in excess of other assets: (2.8%)		(5,224,878)
Net assets: 100.0%		$187,934,866

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

December 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$187,007,328	$—	$—	$187,007,328
Short-term investments	—	4,040,662	—	4,040,662
Investment of cash collateral from securities loaned	—	2,111,754	—	2,111,754
Total	$187,007,328	$6,152,416	$—	$193,159,744

At December 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at December 31, 2021.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance

For the six months ended December 31, 2021, Class A shares of UBS Municipal Bond Fund (the "Fund") returned -0.02% (Class A shares returned -2.26% after the deduction of the maximum sales charge), while Class P shares returned 0.10.%. For comparison purposes, the Fund's benchmark, the Bloomberg Municipal Bond Index (the "Index"), returned 0.45%, and the Bloomberg Municipal Managed Money Intermediate (1-17) Index returned 0.34% over the same time period. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 78; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund modestly underperformed its benchmark. This was partially due to the Fund's quality biases and yield curve positioning.

Portfolio performance summary1

What worked

•  From a yield curve positioning perspective, an overweight to the 20 year portion of the curve and an underweight to the 1-3 year portion of the curve contributed to relative performance. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  An overweight to the transportation sector positively impacted relative performance.

What didn't work

•  Yield curve positioning, overall, detracted from performance. Having an underweight allocation to the 22+ year portion of the municipal yield curve detracted from relative results as it lagged the benchmark.

•  The Fund's quality biases were negative for returns. In particular, an underweight to lower quality BBB-rated and A-rated securities detracted from relative results.

•  An underweight in the hospital sector was a headwind for relative performance.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see page 3.

UBS Municipal Bond Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	(0.02)%	0.16%	3.37%	2.88%
Class P3	0.10	0.42	3.61	3.12
After deducting maximum sales charge
Class A2	(2.26)%	(2.07)%	2.90%	2.55%
Bloomberg Municipal Bond Index[4]	0.45	1.52	4.17	3.54
Bloomberg Municipal Managed Money Intermediate (1-17) Index[5]	0.34	0.38	3.82	3.22

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class A—0.99% and 0.65%; Class P—0.74% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 0.65% for Class A shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement, or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Portfolio statistics and industry diversification—(unaudited)1

Summary of municipal securities by state
As a percentage of net assets as of December 31, 2021

Municipal bonds
Arizona	1.8%
Connecticut	5.6
District of Columbia	1.8
Florida	8.7
Georgia	4.0
Illinois	8.8
Maryland	3.6
Massachusetts	6.5
Michigan	2.0
Missouri	0.8
Nevada	2.1
New Jersey	4.3
New York	16.8
Ohio	2.5
Oregon	1.7
Pennsylvania	7.2
South Carolina	1.1
Texas	12.2
Virginia	1.1
Washington	3.3
Wisconsin	1.4
Total municipal bonds	97.3
Short-term investments	0.8
Total Investments	98.1
Other assets in excess of liabilities	1.9
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount	Value
Municipal bonds: 97.3%
Arizona: 1.8%
Arizona Health Facilities Authority, Banner Health Obligated Group, Revenue Bonds, Series C,[1] 0.080%, due 01/01/46	$600,000	$600,000
Salt River Project Agricultural Improvement & Power District, Arizona Electric System, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/45	1,000,000	1,297,023
		1,897,023
Connecticut: 5.6%
State of Connecticut Special Tax Revenue, Transportation Infrastructure, Revenue Bonds 5.000%, due 01/01/30	1,665,000	2,055,922
State of Connecticut, GO Bonds, Series A, 5.000%, due 04/15/25	1,250,000	1,432,785
State of Connecticut, Refunding, GO Bonds, Series F, 5.000%, due 09/15/25	2,140,000	2,488,496
		5,977,203
District of Columbia: 1.8%
District of Columbia, Revenue Bonds, Series A, 5.000%, due 03/01/31	1,465,000	1,891,351
Florida: 8.7%
Miami-Dade County Transit System, Revenue Bonds, Series A, 5.000%, due 07/01/43	1,000,000	1,274,153
Miami-Dade County, Refunding, Revenue Bonds 5.000%, due 10/01/26	1,000,000	1,198,725
Palm Beach County School District, Refunding, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,147,676
School Board of Miami-Dade County, Refunding, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,136,658
School District of Broward County, Refunding, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,290,728
	Face amount	Value
Municipal bonds—(continued)
Florida—(concluded)
St. Lucie County School Board, Refunding, Revenue Bonds, AGM 5.000%, due 10/01/26	$1,020,000	$1,187,485
State of Florida, Department Transportation, Refunding, GO Bonds 5.000%, due 07/01/24	935,000	1,042,604
		9,278,029
Georgia: 4.0%
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds 5.000%, due 07/01/29	1,500,000	1,935,411
Catoosa County School District, GO Bonds 5.000%, due 08/01/26	2,000,000	2,391,530
		4,326,941
Illinois: 8.8%
Chicago O'Hare International Airport, Refunding, Revenue Bonds 5.000%, due 01/01/30	1,000,000	1,127,435
5.000%, due 01/01/31	1,050,000	1,183,474
Illinois Finance Authority, Clean Water Initiative Revolving Fund, Revenue Bonds 5.000%, due 07/01/37	1,000,000	1,271,861
Illinois Finance Authority, OSF Healthcare System, Revenue Bonds, Series A, 5.000%, due 05/15/23	1,405,000	1,429,857
Illinois State Toll Highway Authority, Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,189,769
Railsplitter Tobacco Settlement Authority, Revenue Bonds 5.000%, due 06/01/25	1,235,000	1,412,935
State of Illinois, Refunding, GO Bonds, Series C, 4.000%, due 03/01/31	1,500,000	1,803,080
		9,418,411
Maryland: 3.6%
County of Anne Arundel MD, Consolidated Water and Sewer, GO Bonds 5.000%, due 10/01/38	1,000,000	1,285,329
State of Maryland, GO Bonds, Series A, 5.000%, due 08/01/30	1,000,000	1,292,781
Washington Suburban Sanitary Commission, Consolidated Public Improvement, Revenue Bonds 5.000%, due 06/01/29	1,000,000	1,256,604
		3,834,714

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Massachusetts: 6.5%
Commonwealth of Massachusetts, Consolidated Loan, GO Bonds 5.000%, due 07/01/45	$4,000,000	$5,089,427
Commonwealth of Massachusetts, GO Bonds, Series A, 5.000%, due 01/01/40	1,500,000	1,836,672
		6,926,099
Michigan: 2.0%
Michigan State Building Authority, Refunding, Revenue Bonds, Series I, 5.000%, due 10/15/29	1,800,000	2,147,079
Missouri: 0.8%
Health & Educational Facilities Authority of the State of Missouri, St. Louis University, Revenue Bonds, Series B-1,[1] 0.100%, due 10/01/35	800,000	800,000
Nevada: 2.1%
County of Clark NV Passenger Facility Charge Revenue, Las Vegas-McCarran International Airport, Refunding, Revenue Bonds 5.000%, due 07/01/27	1,815,000	2,222,621
New Jersey: 4.3%
Industrial Pollution Control Financing Authority of Union County, Exxon Project, Refunding, Revenue Bonds[1] 0.050%, due 10/01/24	600,000	600,000
New Jersey Transportation Trust Fund Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 06/15/30	1,000,000	1,282,258
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series AA, 5.000%, due 06/15/27	1,500,000	1,598,182
New Jersey Turnpike Authority, Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,111,646
		4,592,086
New York: 16.8%
City of New York, GO Bonds, Series B-1, 5.000%, due 10/01/42	1,200,000	1,499,018
Subseries F-1, 5.000%, due 04/01/40	1,000,000	1,225,360
	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding, Revenue Bonds, Series A-1, 5.000%, due 11/01/25	$1,500,000	$1,752,419
New York City Water & Sewer System, Second General Resolution, Refunding, Revenue Bonds 5.000%, due 06/15/40	1,200,000	1,512,543
Series EE, 5.000%, due 06/15/40	1,000,000	1,226,533
Series FF, 5.000%, due 06/15/39	2,000,000	2,472,262
New York State Dormitory Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 03/15/44	1,000,000	1,289,647
New York State Dormitory Authority, Revenue Bonds, Series A, 5.000%, due 03/15/43	1,500,000	1,839,123
New York State Urban Development Corp., Refunding, Revenue Bonds, Series A, 5.000%, due 03/15/41	4,060,000	5,137,641
		17,954,546
Ohio: 2.5%
Middletown City School District/OH, School IMPT, GO Bonds 5.250%, due 12/01/32	1,135,000	1,187,515
State of Ohio, GO Bonds, Series A, 5.000%, due 06/15/30	1,110,000	1,465,505
		2,653,020
Oregon: 1.7%
Tri-County Metropolitan Transportation District of Oregon, Revenue Bonds, Series A, 5.000%, due 09/01/43	1,500,000	1,857,014
Pennsylvania: 7.2%
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds 5.000%, due 06/01/24	1,625,000	1,799,023
Pennsylvania Turnpike Commission, Refunding, Revenue Bonds, 2nd Series, 5.000%, due 12/01/30	1,750,000	2,144,545
Series 2017-3, 5.000%, due 12/01/28	1,000,000	1,232,869

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount	Value
Municipal bonds—(continued)
Pennsylvania—(concluded)
Series A-2, 5.000%, due 12/01/28	$1,000,000	$1,236,109
Subseries B, 5.000%, due 12/01/46	1,000,000	1,279,913
		7,692,459
South Carolina: 1.1%
South Carolina Public Service Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 12/01/26	1,010,000	1,157,611
Texas: 12.2%
County of Williamson TX, GO Bonds 5.000%, due 02/15/29	1,000,000	1,276,231
Dallas and Fort Worth International Airport, Refunding, Revenue Bonds, Series A, 5.000%, due 11/01/29	1,100,000	1,414,128
Harris County Cultural Education Facilities Finance Corp. Baylor College of Medicine, Refunding, Revenue Bonds 5.000%, due 11/15/37	1,510,000	1,572,270
Lower Colorado River Authority, LCRA Transmission Services, Refunding, Revenue Bonds 5.000%, due 05/15/31	1,000,000	1,265,755
North Texas Municipal Water District Water System Revenue, Refunding, Revenue Bonds, Series A, 5.000%, due 09/01/28	2,185,000	2,755,703
North Texas Tollway Authority, Refunding, Revenue Bonds, Series A, 5.000%, due 01/01/27	3,030,000	3,298,980
North Texas Tollway Authority, Second Tier, Refunding, Revenue Bonds, Series B, 5.000%, due 01/01/29	1,140,000	1,445,649
		13,028,716
	Face amount	Value
Municipal bonds—(concluded)
Virginia: 1.1%
County of Fairfax VA, GO Bonds, Series A, 5.000%, due 10/01/29	$1,000,000	$1,219,718
Washington: 3.3%
State of Washington, GO Bonds, Series B, 5.000%, due 06/01/27	2,905,000	3,563,387
Wisconsin: 1.4%
Public Finance Authority Voyager FNDTN INC Projects, Revenue Bonds, Series A, 6.000%, due 10/01/32	1,475,000	1,538,179
Total municipal bonds (cost $99,629,552)		103,976,207
	Number of shares
Short-term investments: 0.8%
Investment companies: 0.8%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost $879,832)	879,832	879,832
Total investments: 98.1% (cost $100,509,384)		104,856,039

Other assets in excess of liabilities: 1.9%	2,055,713
Net assets: 100.0%	$106,911,752

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

UBS Municipal Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Municipal bonds	$—	$103,976,207	$—	$103,976,207
Short-term investments	—	879,832	—	879,832
Total	$—	$104,856,039	$—	$104,856,039

At December 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rates shown reflect yield at December 31, 2021.

See accompanying notes to financial statements.

UBS Sustainable Development Bank Bond Fund

Portfolio performance

For the six months ended December 31, 2021 (the "reporting period"), Class P shares of UBS Sustainable Development Bank Bond Fund (the "Fund") returned -0.66%, while Class P2 shares returned -0.68%. For comparison purposes, the Bloomberg U.S. Treasury Index (the "Index") returned -0.26%. The Fund's secondary benchmark, the Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index, retuned -0.58% during the reporting period. Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.

Fund overview

The Fund seeks current income. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and/or instruments that provide exposure to bonds issued by development banks. Development banks are financial organizations formed by government entities to promote economic and social development.

The development bank bond market typically follows high-quality US government bonds. As each of the global Multilateral Development Banks ("MDB") are supranational entities backed by multiple member governments, MDBs historically have a similar credit profile to major sovereign issuers, such as the US government. Consequently, MDB bonds have generally delivered comparable returns to US Treasurys, although this is not guaranteed to always be the case.

Market review

In the second half of 2021, three main themes dominated the financial press headlines. First, similar to the end of 2020, new variants of COVID-19 were spreading widely. However, the impact of the successive waves on financial markets diminished and no lasting performance effects resulted. The second and much more impactful theme for financial markets was inflation. The US Consumer Price Index (CPI) surged through 2021 and reached levels not seen in the last 40 years towards year end. This led to the third theme, which was the reaction of global central banks and especially the Fed to this surge in inflation. At levels at around 7% (US CPI your-over-year), inflation sits well above their desired level. Those extreme levels were deemed transitory at first. However, the surge in inflation has proven to be broader and longer lasting. As such, the narrative changed and the Fed communicated its willingness to normalize their very accommodative monetary policy.

The hawkish shift of the Fed and other major central banks led to some volatility in financial markets. US Treasury yields started to rise to reflect the normalization path and risk assets showed a mixed picture. While US equity markets were able to rise, credit spreads of US investment-grade corporate bonds started to rise.

In this environment, US Treasurys outperformed riskier parts of the US fixed income markets. Ten-year US Treasury yields rose from 1.45% at the start of the reporting period to 1.52%. Sustainable development banks (SDB) showed some resiliency to rising credit spreads and performed in-line with US Treasurys.

UBS Sustainable Development Bank Bond Fund

Portfolio performance summary

The Fund is passively managed and seeks to minimize tracking error relative to its secondary benchmark (before fees and expenses), which is constructed from a blend of two market indexes designed to measure the performance of the US dollar-denominated multilateral development bank bond market. During the reporting period, the Fund modestly underperformed relative to its secondary benchmark. Transaction costs associated with the management of the Fund's portfolio, as well as fees and expenses, were only partially covered by the slight outperformance of some out-of-benchmark holdings. Additionally, the performance deviation between the Fund and the primary index is explained by the longer duration of the Index, as well as a slightly higher credit-quality.

•  The Fund did not invest in derivatives during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Sustainable Development Bank Bond Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	Inception[1]
Class P2	(0.66)%	(2.46)%	4.09%
Class P2[5]	(0.68)	(2.37)	(1.73)
Bloomberg U.S. Treasury Index[3]	0.26	(2.32)	4.76
Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index.[4]	(0.58)	(2.12)	4.38

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2021 prospectuses were as follows: Class P—0.80% and 0.25%; Class P2—0.68% and 0.15%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 28, 2022, do not exceed 0.25% for Class P shares and 0.15% for Class P2 shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of Class P of UBS Sustainable Development Bank Bond Fund is October 24, 2018. Benchmark's inception return is based on Class P inception date.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Solactive UBS Global Multilateral Development Bank Bond USD 40% 1-5 Year 60% 5-10 Year Total Return Index is a composite index, constructed from a blend of two market indexes designed to measure the performance of the US dollar denominated multilateral development bank bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

5  Inception date of Class P2 of UBS Sustainable Development Bank Bond Fund is October 30, 2020.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Sustainable Development Bank Bond Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten holdings

Inter-American Development Bank, 1.125% due 01/13/31	5.4%
Inter-American Development Bank, 2.250% due 06/18/29	4.2
International Bank for Reconstruction & Development, 1.250% due 02/10/31	4.0
Inter-American Development Bank, 3.125% due 09/18/28	3.6
Agence Francaise de Developpement, 0.625% due 01/22/26	3.4
International Bank for Reconstruction & Development, 0.750% due 08/26/30	3.4
International Bank for Reconstruction & Development, 0.750% due 11/24/27	3.2
Inter-American Development Bank, 2.000% due 06/02/26	3.1
Inter-American Investment Corp., 1.750% due 10/02/24	2.8
International Bank for Reconstruction & Development, 1.625% due 11/03/31	2.8
Total	35.9%
Sector allocation
Non-U.S. government agency obligations	97.1%
Short-term investments	2.4
Total investments	99.5
Other assets in excess of liabilities	0.5
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount	Value
Non-U.S. government agency obligations: 97.1%
Supranationals: 97.1%
African Development Bank 0.750%, due 04/03/23	$450,000	$450,827
0.875%, due 03/23/26	500,000	491,789
0.875%, due 07/22/26	2,000,000	1,962,728
1.625%, due 09/16/22	220,000	221,869
3.000%, due 09/20/23	200,000	207,689
7.375%, due 04/06/23	300,000	324,409
Series GDIF, 0.500%, due 04/22/22	100,000	100,063
Series GDIF, 2.125%, due 11/16/22	300,000	304,371
Agence Francaise de Developpement 0.625%, due 01/22/26[1]	3,200,000	3,122,080
2.750%, due 01/22/22[1]	200,000	200,250
Asian Development Bank 0.750%, due 10/08/30	800,000	747,676
1.500%, due 03/04/31	1,000,000	994,926
1.750%, due 09/19/29	800,000	811,434
1.875%, due 01/24/30	700,000	717,328
2.500%, due 11/02/27	100,000	105,977
2.750%, due 01/19/28	240,000	257,975
3.125%, due 09/26/28	500,000	558,897
Asian Infrastructure Investment Bank 0.500%, due 05/28/25	1,200,000	1,174,352
0.500%, due 01/27/26	1,550,000	1,504,179
2.250%, due 05/16/24	1,000,000	1,031,446
Corp. Andina de Fomento 4.375%, due 06/15/22	300,000	304,983
Council Of Europe Development Bank 0.875%, due 09/22/26	800,000	783,083
Council of Europe Development Bank 1.375%, due 02/27/25	2,000,000	2,016,626
2.500%, due 02/27/24	650,000	672,535
European Bank for Reconstruction & Development 0.500%, due 05/19/25	400,000	391,173
0.500%, due 11/25/25	500,000	485,744
0.500%, due 01/28/26	450,000	436,530
1.500%, due 02/13/25	1,450,000	1,468,135
1.875%, due 02/23/22	100,000	100,238
2.750%, due 03/07/23	300,000	307,593
European Investment Bank 0.375%, due 03/26/26	100,000	96,489
0.625%, due 07/25/25	250,000	245,238
0.625%, due 10/21/27	1,400,000	1,331,948
1.250%, due 02/14/31	700,000	681,067
1.875%, due 02/10/25	700,000	718,078
2.625%, due 03/15/24	225,000	233,840
IDB Trust Services Ltd. 0.908%, due 06/25/25[1]	400,000	391,592
2.393%, due 04/12/22[1]	200,000	200,725
2.843%, due 04/25/24[1]	1,000,000	1,038,750
3.389%, due 09/26/23[1]	800,000	834,976
	Face amount	Value
Non-U.S. government agency obligations—(continued)
Supranationals—(continued)
Inter-American Development Bank 0.625%, due 07/15/25	$850,000	$833,924
0.625%, due 09/16/27	1,400,000	1,334,567
0.875%, due 04/03/25	550,000	545,881
0.875%, due 04/20/26	200,000	196,817
1.125%, due 07/20/28	1,100,000	1,075,060
1.125%, due 01/13/31	5,100,000	4,899,139
1.750%, due 03/14/25	850,000	867,183
2.000%, due 06/02/26	2,750,000	2,835,313
2.000%, due 07/23/26	630,000	649,615
2.125%, due 01/15/25	200,000	206,496
2.250%, due 06/18/29	3,600,000	3,782,855
2.375%, due 07/07/27	1,285,000	1,348,340
3.000%, due 10/04/23	300,000	311,934
3.125%, due 09/18/28	2,950,000	3,257,290
Inter-American Investment Corp. 0.625%, due 02/10/26[1]	100,000	97,200
1.750%, due 10/02/24[1]	2,500,000	2,548,964
International Bank for Reconstruction & Development 0.625%, due 04/22/25	300,000	294,973
0.750%, due 11/24/27	3,000,000	2,877,412
0.750%, due 08/26/30	3,300,000	3,082,245
0.875%, due 05/14/30	2,550,000	2,414,993
1.125%, due 09/13/28	400,000	390,344
1.250%, due 02/10/31	3,750,000	3,644,090
1.625%, due 11/03/31	2,500,000	2,500,307
Series GDIF, 1.375%, due 04/20/28	800,000	797,705
Series GDIF, 1.750%, due 10/23/29	2,060,000	2,089,402
Series GDIF, 1.875%, due 10/27/26	1,750,000	1,793,587
Series GDIF, 2.500%, due 11/22/27	2,110,000	2,228,769
International Development Association 0.875%, due 04/28/26[1]	700,000	687,915
1.000%, due 12/03/30[1]	1,850,000	1,758,706
2.750%, due 04/24/23[1]	250,000	256,841
Series GDIF, 0.750%, due 06/10/27[1]	1,500,000	1,445,364
International Finance Corp. 0.375%, due 07/16/25	1,000,000	973,000
0.750%, due 10/08/26	700,000	681,510
0.750%, due 08/27/30	1,250,000	1,170,500
1.375%, due 10/16/24	400,000	403,971
2.125%, due 04/07/26	875,000	907,034
Kreditanstalt fuer Wiederaufbau 0.625%, due 01/22/26	1,000,000	975,628
2.000%, due 05/02/25	600,000	616,970
2.875%, due 04/03/28	1,500,000	1,625,992

UBS Sustainable Development Bank Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount	Value
Non-U.S. government agency obligations—(concluded)
Supranationals—(concluded)
Nordic Investment Bank 2.250%, due 05/21/24	$1,200,000	$1,239,276
2.875%, due 07/19/23	600,000	619,923
Total non-U.S. government agency obligations (cost $88,845,815)		88,296,643
	Number of shares
Short-term investments: 2.4%
Investment companies: 2.4%
State Street Institutional U.S. Government Money Market Fund, 0.030%[2] (cost $2,136,479)	2,136,479	2,136,479
Total investments: 99.5% (cost $90,982,294)		90,433,122
Other assets in excess of liabilities: 0.5%		466,405
Net assets: 100.0%		$90,899,527

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-U.S. government agency obligations	$—	$88,296,643	$—	$88,296,643
Short-term investments	—	2,136,479	—	2,136,479
Total	$—	$90,433,122	$—	$90,433,122

At December 31, 2021, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

2  Rates shown reflect yield at December 31, 2021.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio performance:

For the six months ended December 31, 2021, Class A shares of UBS Total Return Bond Fund (the "Fund") returned -0.53% (Class A shares returned -4.26% after the deduction of the maximum sales charge), while Class P shares returned -0.41%. For comparison purposes, the Bloomberg U.S. Aggregate Index (the "Index") returned 0.06%. (Class P shares have lower expenses than the other share class of the Fund. Returns for all share classes over various time periods are shown on page 92; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. A number of credit derivatives, including index (CDX) options, were used to manage the Fund's credit exposure. For active currency management, we utilized foreign exchange (FX) forwards. For managing interest rate exposure, we utilized interest rate futures during the reporting period. Derivatives were just one tool, among others, that we used to implement our overall strategy. Looking at the impact of derivatives in isolation is not very meaningful and could potentially be misleading, as often times they are used as a complement or risk mitigant to other existing positions in the portfolio.

Portfolio performance summary:

What Worked:

Active Duration: A bias for having a shorter duration relative to the index contributed to performance as rates generally trended higher over the period.

Yield Curve Positioning: Positioning along the curve for a flattening of the US Treasury yield curve was additive for relative results.

US TIPS: An allocation to US Treasury Inflation-Protected Securities (TIPS) contributed to performance as inflation expectations rose, which supported the TIPS market.

Securitized Exposure: An overweight to asset-backed securities (ABS) and security selection within the ABS market was additive. An underweight to the mortgage-backed security (MBS) market was also additive for relative returns.

What Didn't Work:

Security Selection: Security selection within the emerging market debt allocation, particularly to an issuer in China, was a detractor.

Duration—New Zealand: A long exposure to New Zealand interest rates was a headwind for returns during the period.

Duration Positioning in Germany: A short position to German bunds detracted from performance.

UBS Total Return Bond Fund

Market outlook:

In the US, ongoing high inflation, a buoyant household sector and tighter labor markets have forced the Federal Reserve (Fed) into a more hawkish posture sooner than anticipated. We now expect the Fed asset purchase taper to be complete by the end of March 2022 and the policy rate to be between 0.75% and 1% by the end of the year. GDP growth will likely be lower than 2021, but still higher than the pre-COVID trend. This should help support corporate earnings, but against a backdrop of tighter monetary policy when a lot of good news is already priced in. The Omicron variant is still a threat to the outlook, and COVID restrictions will cause disruption to global (and local) supply chains well into 2022.

It remains to be seen exactly how risk markets cope with real policy tightening, although the Fed has trailed an accelerated taper and the market has priced in at least two rate hikes for 2022. The emergence of the Omicron variant adds a lot of uncertainty to the 2022 outlook. A combination of tighter policy and a faltering recovery would be extremely damaging for risk assets. The credit impulse in China is negative and the property sector still faces some serious challenges with major debt restructuring looming for several issuers. Despite a better outlook for the broader economy the impact of credit losses in real-estate and the ongoing regulatory clampdown could still destabilize global markets.

With respect to our forward-looking views, risk assets are generally well supported, though rich in some cases, by the near-term economic outlook and the demand from the investment community, institutional and retail investors alike. We expect increased issuance in most sectors and eventual taper to put pressure on the Treasury and MBS markets. The supply/demand dynamics continue to look favorable for the US credit markets despite less attractive valuations. We remain defensive in the MBS sector.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended December 31, 2021. The views and opinions in the letter were current as of February 10, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at (800) 647-1568 or by visiting our website at www.ubs.com/am-us.

UBS Total Return Bond Fund

Average annual total returns for periods ended 12/31/21 (unaudited)

	6 months	1 year	5 years	10 years or Inception[1]
Before deducting maximum sales charge
Class A1	(0.53)%	(1.73)%	3.31%	2.53%
Class P3	(0.41)	(1.49)	3.56	3.09
After deducting maximum sales charge
Class A2	(4.26)%	(5.40)%	2.52%	1.80%
Bloomberg US Aggregate Index[4]	0.06	(1.54)	3.57	2.75

The annualized gross and net expense ratios as in the October 28, 2021 prospectuses were as follows: Class A—1.74% and 0.76%; Class P—1.53% and 0.51%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc., the Fund's investment advisor and administrator ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, such as proxy-related expenses), through the period ending October 28, 2022, do not exceed 0.75% for Class A shares and 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses to the extent such reimbursement can be made during the three fiscal years following the date on which such fee waivers and expense reimbursements were made, provided that the reimbursement of the Advisor by the Fund will not cause the Fund to exceed the lesser of any applicable expense limit that is in place for the Fund (i) at the time of the waiver or reimbursement or (ii) at the time of the recoupment. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of A shares of UBS Total Return Bond Fund and the index is September 29, 2016. 10 years fund performance is shown for Class P Shares, and the 10 years index performance of the Bloomberg US Aggregate Index is 2.90%. The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown above reflects the historical performance of the Predecessor Fund for periods prior to the Reorganization. The performance information shown for periods prior to the Reorganization is for the Predecessor Fund and may not be representative of performance of the Fund.

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg US Aggregate Bond Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, assetbacked and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

A temporary redemption fee of 2% was imposed on sales of Class P shares of the Fund between May 23, and August 22, 2016.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of December 31, 2021

Top ten holdings

UMBS TBA, 2.000%	3.3%
UMBS TBA, 3.000%	2.4
UMBS TBA, 2.500%	2.1
FNMA, 2.500% due 08/01/51	1.5
Santander Retail Auto Lease Trust, 1.100% due 06/20/25	1.5
COMM Mortgage Trust, 1.310% due 03/15/38	1.3
BX Trust, 1.412% due 10/15/23	1.2
State of California, GO Bonds, 7.300% due 10/01/39	1.2
JPMorgan Chase & Co., 3.875% due 09/10/24	1.1
ONE Mortgage Trust, 1.210% due 03/15/36	1.1
Total	16.7%

Top five issuer breakdown by country or territory of origin

United States	100.3%
United Kingdom	2.6
New Zealand	1.0
Canada	0.8
Colombia	0.7
Total	105.4%
Corporate bonds
Agriculture	0.1%
Airlines	0.3
Auto manufacturers	1.7
Banks	8.6
Beverages	0.6
Biotechnology	1.1
Chemicals	0.5
Commercial services	0.3
Computers	0.7
Diversified financial services	1.9
Electric	2.2
Food	0.1
Healthcare-products	0.1
Housewares	0.7
Insurance	1.9
Media	1.2
Mining	0.2
Miscellaneous manufacturers	2.4
Oil & gas	1.9
Packaging & containers	0.6
Pharmaceuticals	1.1
Pipelines	1.7
Real estate	0.4
Real estate investment trust	0.7
Retail	0.6
Semiconductors	0.5
Software	1.9
Telecommunications	2.5
Transportation	0.5
Total corporate bonds	37.0%
Asset-backed securities	15.0%
Mortgage-backed securities	22.7
Municipal bonds	1.9
Non-U.S. government agency obligations	3.2
U.S. government agency obligations	19.5
U.S. Treasury obligations	1.1
Short-term investments	8.3
Investment of cash collateral from securities loaned	0.4
Option purchased	0.1
Swaptions purchased	0.0 †
Total investments	109.2
Liabilities in excess of other assets	(9.2)
Net assets	100.0%

1  The portfolio is actively managed and its composition will vary over time.

†  Amount represents less than 0.05% or (0.05)%.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]	Value
Asset-backed securities: 15.0%
Canada: 0.6%
Golden Credit Card Trust, Series 2021-1A, Class C, 1.740%, due 08/15/28[2]	200,000	$196,769
United States: 14.4%
CCG Receivables Trust, Series 2020-1, Class C, 1.840%, due 12/14/27[2]	150,000	151,198
CPS Auto Trust, Series 2018-C, Class D, 4.400%, due 06/17/24[2]	113,209	114,629
Dell Equipment Finance Trust, Series 2021-2, Class D, 1.210%, due 06/22/27[2]	125,000	123,513
Drive Auto Receivables Trust, Series 2018-1, Class D, 3.810%, due 05/15/24	56,453	56,691
Series 2018-2, Class D, 4.140%, due 08/15/24	69,718	70,592
Series 2018-3, Class D, 4.300%, due 09/16/24	138,855	140,603
Series 2018-4, Class D, 4.090%, due 01/15/26	102,251	103,894
DT Auto Owner Trust, Series 2018-1A, Class D, 3.810%, due 12/15/23[2]	295	295
Series 2021-1A, Class C, 0.840%, due 10/15/26[2]	150,000	148,742
Series 2021-1A, Class D, 1.160%, due 11/16/26[2]	150,000	147,823
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.300%, due 03/15/24[2]	31,570	31,696
Ford Credit Auto Owner Trust, Series 2021-REV2, Class D, 2.600%, due 05/15/34[2]	200,000	198,805
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, due 03/20/31[2]	300,000	295,975
Series 2021-2A, Class D, 1.290%, due 03/20/29[2]	150,000	147,741
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 1.359%, due 03/17/37[2,3]	99,986	99,838
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class C, 3.850%, due 10/14/25[2]	300,000	300,646
OneMain Financial Issuance Trust, Series 2019-1A, Class A, 3.480%, due 02/14/31[2]	47,089	47,108
Series 2020-2A, Class A, 1.750%, due 09/14/35[2]	100,000	99,346
	Face amount[1]	Value
Asset-backed securities—(concluded)
United States—(concluded)
Series 2020-2A, Class B, 2.210%, due 09/14/35[2]	150,000	$150,379
Series 2021-1A, Class A1, 1.550%, due 06/16/36[2]	250,000	246,378
PSNH Funding LLC 3, Series 2018-1, Class A3, 3.814%, due 02/01/35	175,000	197,725
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class B, 0.770%, due 12/15/25[2]	275,000	274,066
Santander Drive Auto Receivables Trust, Series 2017-3, Class D, 3.200%, due 11/15/23	58,520	58,578
Series 2018-4, Class D, 3.980%, due 12/15/25	202,639	206,127
Santander Retail Auto Lease Trust, Series 2021-B, Class C, 1.100%, due 06/20/25[2]	500,000	493,729
Series 2021-C, Class C, 1.110%, due 03/20/26[2]	125,000	123,351
Sofi Consumer Loan Program LLC, Series 2017-6, Class B, 3.520%, due 11/25/26[2]	47,698	47,792
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, due 02/25/27[2]	24,243	24,385
Series 2018-2, Class B, 3.790%, due 04/26/27[2]	5,355	5,366
Series 2018-3, Class B, 4.020%, due 08/25/27[2]	24,520	24,629
Tesla Auto Lease Trust, Series 2020-A, Class B, 1.180%, due 01/22/24[2]	100,000	100,225
Series 2020-A, Class D, 2.330%, due 02/20/24[2]	100,000	101,282
Series 2021-A, Class D, 1.340%, due 03/20/25[2]	250,000	248,294
Series 2021-B, Class D, 1.320%, due 09/22/25[2]	125,000	122,905
World Omni Select Auto Trust, Series 2021-A, Class D, 1.440%, due 11/15/27	125,000	122,869
		4,827,215
Total asset-backed securities (cost $5,022,709)		5,023,984
Corporate bonds: 37.0%
Belgium: 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900%, due 02/01/46	165,000	208,549

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Canada: 0.2%
Rogers Communications, Inc. 5.000%, due 03/15/44	60,000	$74,025
China: 0.6%
Agile Group Holdings Ltd. 5.750%, due 01/02/25[4]	200,000	128,720
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26[2]	65,000	70,050
		198,770
Colombia: 0.2%
Ecopetrol SA 5.375%, due 06/26/26	70,000	73,666
Ireland: 0.2%
Avolon Holdings Funding Ltd. 2.875%, due 02/15/25[2]	50,000	51,075
Peru: 0.2%
Southern Copper Corp. 6.750%, due 04/16/40	40,000	56,045
United Kingdom: 2.6%
Barclays PLC 4.836%, due 05/09/28	200,000	220,315
HSBC Holdings PLC 6.500%, due 09/15/37	100,000	138,355
Lloyds Banking Group PLC 4.582%, due 12/10/25	200,000	218,167
Natwest Group PLC 3.875%, due 09/12/23	250,000	260,687
Reynolds American, Inc. 7.250%, due 06/15/37	35,000	46,576
		884,100
United States: 32.4%
Abbott Laboratories 3.750%, due 11/30/26	45,000	49,726
AbbVie, Inc. 4.500%, due 05/14/35	100,000	119,622
AEP Texas, Inc., Series E, 6.650%, due 02/15/33	50,000	66,541
Series G, 4.150%, due 05/01/49	50,000	56,838
Air Lease Corp. 2.875%, due 01/15/26	50,000	51,572
Alabama Power Co. 6.000%, due 03/01/39	100,000	138,851
Allstate Corp., Series B, (fixed, converts to FRN on 08/15/23), 5.750%, due 08/15/53	25,000	26,000
Ally Financial, Inc. 4.625%, due 05/19/22	100,000	101,480
	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
American International Group, Inc. 2.500%, due 06/30/25	50,000	$51,555
Amgen, Inc. 4.663%, due 06/15/51	50,000	63,962
Aon PLC 4.750%, due 05/15/45	50,000	62,212
Apple, Inc. 4.650%, due 02/23/46	100,000	131,169
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250%, due 04/30/25[2]	200,000	206,500
AT&T, Inc. 3.800%, due 12/01/57	58,000	60,382
4.300%, due 02/15/30	316,000	355,655
Bank of America Corp. 4.200%, due 08/26/24	150,000	160,779
6.110%, due 01/29/37	125,000	168,147
Bank of New York Mellon Corp. 1.600%, due 04/24/25	100,000	100,918
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49	50,000	61,754
Biogen, Inc. 3.250%, due 02/15/51[2]	56,000	54,950
4.050%, due 09/15/25	100,000	108,612
Boston Properties LP 2.750%, due 10/01/26	210,000	218,513
BP Capital Markets America, Inc. 3.017%, due 01/16/27	50,000	52,779
Bristol-Myers Squibb Co. 3.200%, due 06/15/26	150,000	161,300
4.125%, due 06/15/39	50,000	59,143
Broadcom, Inc. 3.137%, due 11/15/35[2]	30,000	30,179
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43	50,000	66,962
Burlington Resources LLC 7.200%, due 08/15/31	100,000	140,311
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[2]	75,000	77,266
Citigroup, Inc. 5.500%, due 09/13/25	300,000	339,277
6.675%, due 09/13/43	25,000	37,587
Comcast Corp. 2.887%, due 11/01/51[2]	64,000	61,951
2.937%, due 11/01/56[2]	67,000	63,820
3.969%, due 11/01/47	38,000	43,751
CVS Health Corp. 4.300%, due 03/25/28	27,000	30,299
Delta Air Lines, Inc. 7.000%, due 05/01/25[2]	100,000	114,341
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	50,000	59,998
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	115,824

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
Eaton Corp. 2.750%, due 11/02/22	190,000	$193,543
Energy Transfer LP 5.400%, due 10/01/47	50,000	58,673
5.500%, due 06/01/27	50,000	57,032
EOG Resources, Inc. 3.900%, due 04/01/35	50,000	56,675
EQT Corp. 3.900%, due 10/01/27	220,000	235,954
Exelon Corp. 3.400%, due 04/15/26	150,000	159,784
4.450%, due 04/15/46	50,000	59,722
FedEx Corp. 4.550%, due 04/01/46	50,000	59,917
Fiserv, Inc. 3.200%, due 07/01/26	60,000	63,439
4.400%, due 07/01/49	50,000	59,567
Ford Motor Credit Co. LLC 4.542%, due 08/01/26	300,000	325,875
Fox Corp. 3.050%, due 04/07/25[5]	25,000	26,242
5.576%, due 01/25/49	50,000	68,245
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	200,000	212,626
General Electric Co., Series D, 3 mo. USD LIBOR + 3.330%, 3.533%, due 03/15/22[3,6]	99,000	98,010
General Motors Co. 6.600%, due 04/01/36	170,000	229,933
Gilead Sciences, Inc. 3.650%, due 03/01/26	75,000	80,802
4.750%, due 03/01/46	50,000	63,356
Goldman Sachs Group, Inc. 3.750%, due 02/25/26	200,000	215,382
5.150%, due 05/22/45	80,000	104,037
Hillenbrand, Inc. 5.750%, due 06/15/25	200,000	209,000
Home Depot, Inc. 2.125%, due 09/15/26	100,000	103,135
Illinois Tool Works, Inc. 2.650%, due 11/15/26	80,000	83,893
International Lease Finance Corp. 5.875%, due 08/15/22	120,000	123,703
JPMorgan Chase & Co. (fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29	150,000	160,686
3.875%, due 09/10/24	350,000	371,235
Series I, 3 mo. USD LIBOR + 3.470%, 3.599%, due 04/30/22[3,6]	97,000	97,485
	Face amount[1]	Value
Corporate bonds—(continued)
United States—(continued)
Kinder Morgan, Inc. 4.300%, due 03/01/28	100,000	$111,120
5.550%, due 06/01/45	40,000	50,573
Kroger Co. 6.900%, due 04/15/38	25,000	36,449
Liberty Mutual Group, Inc. 4.250%, due 06/15/23[2]	45,000	47,001
4.569%, due 02/01/29[2]	155,000	178,111
Lumen Technologies, Inc. 5.625%, due 04/01/25	200,000	211,544
LYB International Finance BV 4.875%, due 03/15/44	50,000	61,760
Marathon Petroleum Corp. 4.750%, due 09/15/44	70,000	82,377
McDonald's Corp. 4.875%, due 12/09/45	75,000	96,357
MetLife, Inc. 6.400%, due 12/15/36	110,000	135,324
Microsoft Corp. 2.375%, due 02/12/22	250,000	250,103
2.525%, due 06/01/50	100,000	97,519
Morgan Stanley 4.300%, due 01/27/45	50,000	61,481
4.350%, due 09/08/26	140,000	154,747
MPLX LP 4.875%, due 06/01/25	70,000	76,598
Newell Brands, Inc. 4.875%, due 06/01/25	200,000	218,000
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	50,000	56,876
OneMain Finance Corp. 6.875%, due 03/15/25	200,000	222,500
Oracle Corp. 2.800%, due 04/01/27	100,000	103,099
4.000%, due 11/15/47	50,000	51,912
Prudential Financial, Inc. 6.625%, due 06/21/40	50,000	74,722
QUALCOMM, Inc. 3.250%, due 05/20/27	60,000	64,742
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	200,000	224,635
Seagate HDD Cayman 5.750%, due 12/01/34[5]	80,000	92,200
Synchrony Financial 4.500%, due 07/23/25	90,000	97,241
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]	60,000	72,470
Union Pacific Corp. 4.050%, due 11/15/45	40,000	47,106
Verizon Communications, Inc. 2.987%, due 10/30/56	126,000	119,271
Virginia Electric and Power Co. 4.600%, due 12/01/48	50,000	63,785

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]	Value
Corporate bonds—(concluded)
United States—(concluded)
Walt Disney Co. 4.950%, due 10/15/45	50,000	$65,812
Wells Fargo & Co. (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	70,000	73,795
Yale University, Series 2020, 1.482%, due 04/15/30	100,000	97,597
		10,845,304
Total corporate bonds (cost $11,845,758)		12,391,534
Mortgage-backed securities: 22.7%
United States: 22.7%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.593%, due 10/25/49[2,7]	54,667	54,529
Series 2020-4, Class A1, 1.469%, due 06/25/65[2,7]	81,215	81,075
Series 2020-5, Class A1, 1.373%, due 05/25/65[2,7]	52,074	52,003
Series 2020-R1, Class A1, 0.990%, due 04/25/53[2,7]	93,687	93,429
Series 2021-4, Class A1, 1.035%, due 01/20/65[2,7]	83,950	82,840
Series 2021-5, Class A1, 0.951%, due 07/25/66[2,7]	128,790	126,974
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.649%, due 09/25/48[2,7]	17,592	17,604
Series 2019-4, Class A1, 2.993%, due 07/26/49[2,7]	43,452	43,621
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class B, 2.511%, due 10/15/54[2]	150,000	148,245
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class D, 3.596%, due 04/14/33[2,7]	100,000	101,244
BANK, Series 2018-BN15, Class A4, 4.407%, due 11/15/61[7]	150,000	171,124
BBCMS Trust, Series 2015-SRCH, Class B, 4.498%, due 08/10/35[2]	135,000	148,467
Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, due 07/15/51	100,000	109,949
BX Commercial Mortgage Trust, Series 2021-SOAR, Class D, 1 mo. USD LIBOR + 1.400%, 1.510%, due 06/15/38[2,3]	150,000	149,158
	Face amount[1]	Value
Mortgage-backed securities—(continued)
United States—(continued)
BX Mortgage Trust, Series 2021-PAC, Class D, 1 mo. USD LIBOR + 1.298%, 1.408%, due 10/15/36[2,3]	175,000	$174,185
BX Trust, Series 2021-LGCY, Class D, 1 mo. USD LIBOR + 1.302%, 1.412%, due 10/15/23[2,3]	400,000	395,474
COLT Funding LLC, Series 2021-6, Class A1, 1.907%, due 12/25/66[2,7,8]	100,000	99,999
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, due 03/25/65[2,7]	22,737	22,770
Series 2020-3, Class A1, 1.506%, due 04/27/65[2,7]	27,858	27,855
Series 2021-3, Class A1, 0.956%, due 09/27/66[2,7]	96,282	94,754
Series 2021-HX1, Class A1, 1.110%, due 10/25/66[2,7]	263,143	259,548
COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A1, 0.857%, due 05/25/65[2,7]	42,824	42,715
COMM Mortgage Trust, Series 2021-LBA, Class C, 1 mo. USD LIBOR + 1.200%, 1.310%, due 03/15/38[2,3]	425,000	418,856
CSMC Trust, Series 2020-NQM1, Class A1, 1.208%, due 05/25/65[2,9]	89,947	89,701
Deephaven Residential Mortgage Trust, Series 2021-1, Class A1, 0.715%, due 05/25/65[2,7]	75,387	74,775
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 2.360%, due 07/15/38[2,3]	124,353	124,353
FREMF Mortgage Trust, Series 2017-K64, Class B, 3.993%, due 05/25/50[2,7]	50,000	54,081
GCAT Trust, Series 2021-NQM4, Class A1, 1.093%, due 08/25/66[2,7]	115,428	113,857
GS Mortgage Securities Corp. II, Series 2018-GS10, Class C, 4.409%, due 07/10/51[7]	100,000	108,610
GS Mortgage Securities Trust, Series 2017-GS5, Class B, 4.047%, due 03/10/50[7]	200,000	213,054
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[2,7]	49,502	49,180

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]	Value
Mortgage-backed securities—(continued)
United States—(continued)
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	200,000	$209,721
Series 2015-C30, Class A5, 3.822%, due 07/15/48	170,000	182,123
Med Trust, Series 2021-MDLN, Class D, 1 mo. USD LIBOR + 2.000%, 2.110%, due 11/15/38[2,3]	300,000	299,247
MFA Trust, Series 2021-NQM2, Class A1, 1.029%, due 11/25/64[2,7]	82,117	81,340
MHC Commercial Mortgage Trust, Series 2021-MHC, Class D, 1 mo. USD LIBOR + 1.601%, 1.711%, due 04/15/38[2,3]	300,000	299,437
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4, 3.732%, due 05/15/48	100,000	106,632
Series 2015-C24, Class AS, 4.036%, due 05/15/48[7]	75,000	79,402
Series 2016-C32, Class AS, 3.994%, due 12/15/49[7]	273,000	293,794
Series 2017-C34, Class C, 4.179%, due 11/15/52[7]	100,000	106,053
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A1, 1.650%, due 05/24/60[2,7]	39,843	39,840
Series 2021-NQM3, Class A1, 1.156%, due 11/27/56[2,7]	241,170	239,640
ONE Mortgage Trust, Series 2021-PARK, Class C, 1 mo. USD LIBOR + 1.100%, 1.210%, due 03/15/36[2,3]	375,000	371,235
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.633%, due 09/25/59[2,7]	49,695	49,698
Series 2020-2, Class A1, 1.654%, due 05/25/60[2,7]	80,571	80,762
SLG Office Trust, Series 2021-OVA, Class C, 2.851%, due 07/15/41[2]	100,000	100,841
Starwood Retail Property Trust, Series 2014-STAR, Class C, 1 mo. USD LIBOR + 2.750%, 2.860%, due 11/15/27[2,3]	125,000	1,501
Verus Securitization Trust, Series 2019-3, Class A1, 2.784%, due 07/25/59[2,9]	28,350	28,446
Series 2019-4, Class A1, 2.642%, due 11/25/59[2,9]	29,578	29,863
	Face amount[1]	Value
Mortgage-backed securities—(concluded)
United States—(concluded)
Series 2020-4, Class A1, 1.502%, due 05/25/65[2,9]	49,973	$49,846
Series 2020-5, Class A1, 1.218%, due 05/25/65[2,9]	53,850	53,616
Series 2021-1, Class A1, 0.815%, due 01/25/66[2,7]	63,655	63,023
Series 2021-3, Class A1, 1.046%, due 06/25/66[2,7]	326,377	322,594
Series 2021-5, Class A1, 1.013%, due 09/25/66[2,7]	238,616	234,297
Series 2021-R1, Class A1, 0.820%, due 10/25/63[2,7]	101,416	100,913
Series 2021-R3, Class A1, 1.020%, due 04/25/64[2,7]	196,635	195,977
Vista Point Securitization Trust, Series 2020-1, Class A1, 1.763%, due 03/25/65[2,7]	22,162	22,224
Series 2020-2, Class A1, 1.475%, due 04/25/65[2,7]	49,028	48,874
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class C, 4.833%, due 05/15/51[7]	150,000	163,363
Total mortgage-backed securities (cost $7,717,518)		7,598,331
Municipal bonds: 1.9%
California: 1.2%
State of California, GO Bonds 7.300%, due 10/01/39	250,000	392,204
Hawaii: 0.2%
State of Hawaii, GO Bonds, Series FZ, 2.245%, due 08/01/38	75,000	72,344
Illinois: 0.2%
State of Illinois, GO Bonds 6.630%, due 02/01/35	50,000	61,088
Texas: 0.3%
Texas Transportation Commission, Taxable Refunding, GO Bonds 2.472%, due 10/01/44	100,000	97,769
Total municipal bonds (cost $591,580)		623,405
Non-U.S. government agency obligations: 3.2%
Colombia: 0.5%
Colombia Government International Bond 8.125%, due 05/21/24	155,000	175,373
Indonesia: 0.4%
Indonesia Government International Bond 6.625%, due 02/17/37[2]	100,000	139,394

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

	Face amount[1]		Value
Non-U.S. government agency obligations—(concluded)
Mexico: 0.5%
Mexico Government International Bond 4.750%, due 03/08/44		150,000	$163,247
New Zealand: 1.0%
New Zealand Government Bond, Series 0531, 1.500%, due 05/15/31	NZD	500,000	319,167
Panama: 0.1%
Panama Government International Bond 3.870%, due 07/23/60		50,000	49,884
Turkey: 0.3%
Turkey Government International Bond 6.875%, due 03/17/36		100,000	93,750
Uruguay: 0.4%
Uruguay Government International Bond 7.625%, due 03/21/36		100,000	150,800
Total non-U.S. government agency obligations (cost $1,101,150)			1,091,615
U.S. government agency obligations: 19.5%
United States: 19.5%
FHLMC 2.500%, due 10/01/50		84,285	86,797
3.000%, due 09/01/43		74,511	79,090
3.500%, due 08/01/47		100,360	106,362
3.500%, due 11/01/47		110,488	117,096
4.000%, due 01/01/46		50,866	55,341
4.000%, due 05/01/47		35,795	38,333
4.000%, due 10/01/47		24,906	26,672
FNMA 1.500%, due 03/01/51		47,055	45,526
2.000%, due 09/01/50		119,607	119,521
2.000%, due 01/01/51		223,424	223,262
2.000%, due 03/01/51		322,190	321,464
2.500%, due 11/01/50		84,442	86,438
2.500%, due 08/01/51		491,169	502,488
3.000%, due 02/01/33		88,802	93,104
3.000%, due 09/01/42		63,730	67,142
3.000%, due 07/01/43		49,669	52,293
3.000%, due 05/01/46		51,484	53,901
3.000%, due 08/01/50		71,685	74,803
3.500%, due 04/01/32		52,858	56,320
3.500%, due 06/01/45		58,517	63,144
3.500%, due 06/01/46		103,495	112,039
4.000%, due 09/01/40		48,091	52,408
4.000%, due 03/01/41		15,751	17,167
4.000%, due 12/01/43		97,310	107,061
4.000%, due 02/01/45		61,884	67,760
4.500%, due 02/01/44		13,378	14,883
4.500%, due 12/01/44		10,859	11,946
4.500%, due 02/01/45		17,645	19,411
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
United States—(concluded)
4.500%, due 08/01/46	11,000	$12,125
4.500%, due 05/01/47	29,670	32,619
5.500%, due 03/01/33	20,530	23,191
5.500%, due 09/01/34	54,272	60,256
5.500%, due 11/01/34	20,582	23,404
6.000%, due 11/01/28	20,906	23,150
GNMA 6.500%, due 05/15/29	5,268	5,840
GNMA II 2.500%, due 03/20/51	44,042	45,173
2.500%, due 08/20/51	146,971	150,744
2.500%, due 12/20/51	50,000	51,283
3.000%, due 09/20/44	31,643	33,265
3.500%, due 02/20/43	8,976	9,631
4.000%, due 06/20/44	5,820	6,302
4.000%, due 09/20/44	22,907	24,801
4.000%, due 05/20/45	5,690	6,138
5.000%, due 08/20/48	7,416	7,907
GNMA II TBA 2.000%	175,000	176,269
3.000%	175,000	180,794
UMBS TBA 1.500%	150,000	145,020
2.000%	1,100,000	1,096,779
2.500%	700,000	714,609
3.000%	775,000	801,815
3.500%	225,000	236,948
Total U.S. government agency obligations (cost $6,528,202)		6,539,835
U.S. Treasury obligations: 1.1%
United States: 1.1%
U.S. Treasury Inflation Index Notes (TIPS) 0.125%, due 07/15/30	145,596	162,885
U.S. Treasury Notes 0.625%, due 08/15/30	50,000	46,629
1.625%, due 05/15/31	150,000	151,898
Total U.S. Treasury obligations (cost $367,155)		361,412
	Number of shares
Short-term investments: 8.3%
Investment companies: 8.3%
State Street Institutional U.S. Government Money Market Fund, 0.030%[10] (cost $2,789,787)	2,789,733	2,789,787

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

		Number of shares		Value
Investment of cash collateral from securities loaned: 0.4%
Money market funds: 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.030%[10] (cost $121,600)			121,600	$121,600
	Number of contracts	Notional amount
Option purchased: 0.1%
Put options: 0.1%
U.S. Treasury Note 10 Year Futures, strike @ USD 129.5, expires 01/21/22 (cost $29,554)	90	USD	11,655,000	23,906
Swaptions purchased: 0.0%†
Put swaptions: 0.0%†
CDX North American High Yield Series 37 Index, strike @ 108.000%, expires 02/16/22 (Counterparty UBS AG); underlying swap terminates	1,000,000	USD	1,000,000	6,161
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
CDX North American Investment Grade Series 37 Index, strike @ 55.000%, expires 01/19/22 (Counterparty BOA); underlying swap terminates	3,500,000	USD	3,500,000	$1,044
Total swaptions purchased (cost $18,950)				7,205
Total investments: 109.2% (cost $36,133,963)				36,572,614
Liabilities in excess of other assets: (9.2%)				(3,067,246)
Net assets: 100.0%				$33,505,368

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the Glossary of terms used in the Portfolio of investments.

Options written

Notional amount		Number of contracts	Put options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	11,520,000	90	U.S. Treasury Note 10 Year Futures, strike @ 128.00	02/18/22	$23,907	$(21,094)	$2,813

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

Swaptions written

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,000	1,000,000	CDX North American High Yield Series 37 Index, strike @ 103.000%, terminating	GS	Receive	02/16/22	$3,700	$(1,368)	$2,332
USD	1,000	1,000,000	CDX North American High Yield 37 Series Index, strike @ 106.000%, terminating	GS	Receive	02/16/22	7,000	(3,341)	3,659
USD	3,500	3,500,000	CDX North American Investment Grade Series 37 Index, strike @ 75.000%, terminating	BOA	Receive	01/19/22	2,100	(93)	2,007
	Total swaptions written						$12,800	$(4,802)	$7,998

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
3	USD	U.S. Long Bond Futures	March 2022	$475,332	$481,313	$5,981
3	USD	U.S. Treasury Note 10 Year Futures	March 2022	393,379	391,406	(1,973)
3	USD	U.S. Treasury Note 5 Year Futures	March 2022	362,985	362,930	(55)
12	USD	U.S. Ultra Bond Futures	March 2022	2,321,455	2,365,500	44,045
6	USD	U.S. Ultra Treasury Note 10 Year Futures	March 2022	878,517	878,625	108
Total				$4,431,668	$4,479,774	$48,106
Interest rate futures sell contracts:
4	GBP	United Kingdom Long Gilt Bond Futures	March 2022	$(675,635)	$(676,234)	$(599)
U.S. Treasury futures sell contracts:
6	USD	U.S. Treasury Note 2 Year Futures	March 2022	(1,310,335)	(1,309,031)	1,304
Total				$(1,985,970)	$(1,985,265)	$705
Net unrealized appreciation (depreciation)						$48,811

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[11]	Payments received by the Portfolio[11]	Value	Unrealized appreciation (depreciation)
NZD	300	08/20/31	Semi-Annual	New Zealand Bank Bills 3 Months	1.928%	$(11,243)	$(11,243)
USD	200	08/20/31	Quarterly	1.309	3 Month USD LIBOR	3,682	3,682
NZD	530	08/11/31	Semi-Annual	New Zealand Bank Bills 3 Months	1.910	(20,247)	(20,247)
USD	390	08/11/31	Quarterly	1.323	3 Month USD LIBOR	6,506	6,506
	Total					$(21,302)	$(21,302)

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
JPMCB	NZD	485,000	USD	325,509	01/25/22	$(6,593)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Asset-backed securities	$—	$5,023,984	$—	$5,023,984
Corporate bonds	—	12,391,534	—	12,391,534
Mortgage-backed securities	—	7,598,331	—	7,598,331
Municipal bonds	—	623,405	—	623,405
Non-U.S. government agency obligations	—	1,091,615	—	1,091,615
U.S. government agency obligations	—	6,539,835	—	6,539,835
U.S. Treasury obligations	—	361,412	—	361,412
Short-term investments	—	2,789,787	—	2,789,787
Investment of cash collateral from securities loaned	—	121,600	—	121,600
Option purchased	23,906	—	—	23,906
Swaptions purchased	—	7,205	—	7,205
Futures contracts	51,438	—	—	51,438
Swap agreements	—	10,188	—	10,188
Total	$75,344	$36,558,896	$—	$36,634,240
Liabilities
Options written	$(21,094)	$—	$—	$(21,094)
Swaptions written	—	(4,802)	—	(4,802)
Futures contracts	(2,627)	—	—	(2,627)
Swap agreements	—	(31,490)	—	(31,490)
Forward foreign currency contracts	—	(6,593)	—	(6,593)
Total	$(23,721)	$(42,885)	$—	$(66,606)

At December 31, 2021, there were $322,594 transferred out of Level 3. The transfers from Level 3 to Level 2 occurred because there was observable market data that became available as of December 31, 2021.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In U.S. dollars unless otherwise indicated.

UBS Total Return Bond Fund

Portfolio of investments

December 31, 2021 (unaudited)

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $11,088,519, represented 33.1% of the Fund's net assets at period end.

3  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

5  Security, or portion thereof, was on loan at the period end.

6  Perpetual investment. Date shown reflects the next call date.

7  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

8  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

9  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

10  Rates shown reflect yield at December 31, 2021.

11  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

The UBS Funds
Glossary of terms used in the Portfolio of investments

December 31, 2021

Portfolio acronyms

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal Corporation

CDO  Collateralized Debt Obligation

COP  Certificate of Participation

ETF  Exchange Traded Fund

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GNMA  Government National Mortgage Association

GO  General Obligation

LIBOR  London Interbank Offered Rate

OAT  Obligation Assimilables du Trésor (French
  Government Bonds)

OTC  Over The Counter

PJSC  Private Joint Stock Company

REIT  Real Estate Investment Trust

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage-Backed Securities

Counterparty abbreviations

BB  Barclays Bank PLC

BOA  Bank of America NA

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

GS  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

SSC  State Street Bank and Trust Co.

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

The UBS Funds

December 31, 2021 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2021 to December 31, 2021 (unless otherwise noted).

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypo- thetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The UBS Funds

December 31, 2021 (unaudited)

		Beginning account value July 1, 2021	Ending account value December 31, 2021	Expenses paid during period 07/01/21 to 12/31/21[1]	Expense ratio during the period
UBS All China Equity Fund
Class P	Actual	$1,000.00	$811.40	$5.02	1.10%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS Dynamic Alpha Fund
Class A	Actual	1,000.00	1,001.20	6.81	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class P	Actual	1,000.00	1,002.60	5.55	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,028.40	6.14	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,029.60	4.86	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS Emerging Markets Equity Opportunity Fund
Class P	Actual	1,000.00	885.70	4.75	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P2	Actual	1,000.00	890.00	0.67	0.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.50	0.71	0.14
UBS Engage for Impact Fund
Class P	Actual	1,000.00	1,060.40	4.41	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.92	4.33	0.85
Class P2	Actual	1,000.00	1,064.30	1.30	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.94	1.28	0.25
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	974.10	6.22	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class P	Actual	1,000.00	974.80	4.98	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00
Class P2	Actual	1,000.00	978.50	1.05	0.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.15	1.07	0.21
UBS US Dividend Ruler Fund
Class P	Actual	1,000.00	1,099.30	2.65	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

December 31, 2021 (unaudited)

		Beginning account value July 1, 2021	Ending account value December 31, 2021	Expenses paid during period 07/01/21 to 12/31/21[1]	Expense ratio during the period
UBS US Quality Growth At Reasonable Price Fund
Class P	Actual	$1,000.00	$1,126.30	$2.68	0.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	972.00	6.16	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31	1.24
Class P	Actual	1,000.00	973.20	4.92	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
UBS Municipal Bond Fund
Class A	Actual	1,000.00	999.80	3.28	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.93	3.31	0.65
Class P	Actual	1,000.00	1,001.00	2.02	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.19	2.04	0.40
UBS Sustainable Development Bank Bond Fund
Class P	Actual	1,000.00	993.40	1.26	0.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.95	1.28	0.25
Class P2	Actual	1,000.00	993.20	0.75	0.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.45	0.77	0.15
UBS Total Return Bond Fund
Class A	Actual	1,000.00	994.70	3.77	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.82	0.75
Class P	Actual	1,000.00	995.90	2.52	0.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.50

1  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2021 (unaudited)

	UBS All China Equity Fund	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Assets:
Investments, at cost
Unaffiliated issuers	$1,912,051	$37,175,506	$191,294,798
Affiliated issuers	—	—	34,079,383
Foreign currency	3,053	1,157,194	1,461,667
Investments, at value
Unaffiliated issuers[1]	$1,440,575	$29,943,377	$220,144,962
Affiliated issuers	—	—	33,434,615
Foreign currency	3,046	1,172,434	1,460,905
Cash collateral on futures	—	534,615	3,373,585
Cash collateral on swap agreements	—	122,405	—
Due from broker	—	907,674	—
Receivable for investments sold	—	26,616	—
Receivable for fund shares sold	—	1,460	61,557
Receivable for interest and dividends	399	129,726	390,551
Receivable for foreign tax reclaims	—	—	132,194
Receivable from affiliate	22,193	—	—
Receivable for variation margin on futures contracts	—	163,539	865,963
Receivable for variation margin on centrally cleared swap agreements	—	71,177	9
Unrealized appreciation on forward foreign currency contracts	—	268,507	795,883
Deferred offering cost	9,705	—	—
Other assets	15,107	24,232	17,867
Total assets	1,491,025	33,365,762	260,678,091
Liabilities:
Due to broker	—	—	832,738
Payable for bank loan	—	—	—
Payable for cash collateral from securities loaned	4,332	1,289,086	7,592,367
Payable for investments purchased	—	—	10,303,906
Payable for fund shares redeemed	—	222,304	231,729
Payable to affiliate	—	9,197	152,621
Payable to Trustees	3,989	7,905	16,330
Payable to custodian	7,789	64,551	31,305
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	998
Unrealized depreciation on forward foreign currency contracts	—	323,433	564,432
Accrued expenses and other liabilities	51,230	118,792	213,511
Total liabilities	67,340	2,035,268	19,939,937
Net assets	$1,423,685	$31,330,494	$240,738,154

1  Includes $68,065; $1,552,056; $14,516,138; $0; $756,473 and $2,034,458, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

The UBS Funds

	UBS Emerging Markets Equity Opportunity Fund	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund
Assets:
Investments, at cost
Unaffiliated issuers	$725,308,129	$50,932,326	$337,643,833
Affiliated issuers	—	—	—
Foreign currency	1,846,502	48,831	29,891
Investments, at value
Unaffiliated issuers[1]	$697,503,260	$59,793,302	$353,701,702
Affiliated issuers	—	—	—
Foreign currency	1,849,102	48,410	30,095
Cash collateral on futures	—	—	—
Cash collateral on swap agreements	—	—	—
Due from broker	—	—	—
Receivable for investments sold	3,905,086	115,907	—
Receivable for fund shares sold	2,240,418	567,746	2,155,985
Receivable for interest and dividends	346,658	22,130	42,859
Receivable for foreign tax reclaims	45,572	26,436	543,686
Receivable from affiliate	—	16,542	—
Receivable for variation margin on futures contracts	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Deferred offering cost	—	—	—
Other assets	34,656	28,843	34,609
Total assets	705,924,752	60,619,316	356,508,936
Liabilities:
Due to broker	—	—	—
Payable for bank loan	—	—	1,351,726
Payable for cash collateral from securities loaned	—	—	1,980,392
Payable for investments purchased	—	619,603	—
Payable for fund shares redeemed	2,668,648	12,059	512,675
Payable to affiliate	150,946	—	210,838
Payable to Trustees	33,007	8,007	17,126
Payable to custodian	41,212	16,258	23,680
Payable for foreign withholding taxes and foreign capital gains taxes	166,606	231	4,712
Unrealized depreciation on forward foreign currency contracts	—	—	—
Accrued expenses and other liabilities	100,992	83,074	85,885
Total liabilities	3,161,411	739,232	4,187,034
Net assets	$702,763,341	$59,880,084	$352,321,902

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2021 (unaudited) (continued)

	UBS All China Equity Fund	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Net assets consist of:
Beneficial interest	$2,000,000	$74,793,661	$209,661,364
Distributable earnings (accumulated losses)	(576,315)	(43,463,167)	31,076,790
Net assets	$1,423,685	$31,330,494	$240,738,154
Class A
Net assets	$—	$18,954,872	$186,245,213
Shares outstanding	—	3,089,839	14,850,046
Net asset value and redemption proceeds per share	$—	$6.13	$12.54
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$6.49	$13.27
Class P
Net assets	$1,423,685	$12,375,622	$54,492,941
Shares outstanding	200,000	1,960,908	4,217,351
Net asset value, offering price and redemption value per share	$7.12	$6.31	$12.92
Class P2
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value and offering price per share[2]	$—	$—	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

The UBS Funds

	UBS Emerging Markets Equity Opportunity Fund	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$702,139,748	$50,533,304	$327,974,524
Distributable earnings (accumulated losses)	623,593	9,346,780	24,347,378
Net assets	$702,763,341	$59,880,084	$352,321,902
Class A
Net assets	$—	$—	$8,267,882
Shares outstanding	—	—	747,669
Net asset value and redemption proceeds per share	$—	$—	$11.06
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$—	$11.70
Class P
Net assets	$205,419,681	$8,588,006	$296,275,742
Shares outstanding	20,813,114	639,388	26,740,812
Net asset value, offering price and redemption value per share	$9.87	$13.43	$11.08
Class P2
Net assets	$497,343,660	$51,292,078	$47,778,278
Shares outstanding	50,126,798	3,823,104	4,310,720
Net asset value and offering price per share[2]	$9.92	$13.42	$11.08

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2021 (unaudited) (continued)

	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost
Unaffiliated issuers	$106,927,053	$150,589,312	$150,009,361
Foreign currency	—	—	—
Investments, at value
Unaffiliated issuers[1]	$121,456,466	$180,263,627	$193,159,744
Foreign currency	—	—	—
Cash	—	—	—
Cash collateral on futures	—	—	—
Cash collateral on swap agreements	—	—	—
Due from broker	—	—	—
Receivable for investments sold	—	—	151,188
Receivable for fund shares sold	1,060,957	1,846,219	86,784
Receivable for interest and dividends	51,677	15,188	31,376
Receivable from affiliate	—	—	—
Receivable for variation margin on futures contracts	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Other assets	15,850	17,905	21,692
Total assets	122,584,950	182,142,939	193,450,784
Liabilities:
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0 and $36,707, respectively)	—	—	—
Payable for cash collateral from securities loaned	—	—	2,111,754
Payable for investments purchased	870,315	2,317,268	—
Payable for fund shares redeemed	89,727	67,774	3,163,824
Payable to affiliate	26,967	45,851	125,301
Payable to Trustees	7,687	6,654	13,861
Payable to custodian	13,841	16,538	11,920
Unrealized depreciation on forward foreign currency contracts	—	—	—
Accrued expenses and other liabilities	83,192	78,779	89,258
Total liabilities	1,091,729	2,532,864	5,515,918
Net assets	$121,493,221	$179,610,075	$187,934,866

1  Includes $0; $0; $5,894,611; $0; $0 and $118,999, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

The UBS Funds

	UBS Municipal Bond Fund	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Assets:
Investments, at cost
Unaffiliated issuers	$100,509,384	$90,982,294	$36,133,963
Foreign currency	—	—	21,525
Investments, at value
Unaffiliated issuers[1]	$104,856,039	$90,433,122	$36,572,614
Foreign currency	—	—	21,209
Cash	600,023	—	—
Cash collateral on futures	—	—	115,006
Cash collateral on swap agreements	—	—	50,188
Due from broker	—	—	110,229
Receivable for investments sold	900,040	—	—
Receivable for fund shares sold	1,001,982	1,197,211	—
Receivable for interest and dividends	1,191,093	355,436	170,067
Receivable from affiliate	—	8,709	9,739
Receivable for variation margin on futures contracts	—	—	48,865
Receivable for variation margin on centrally cleared swap agreements	—	—	16,972
Other assets	22,392	23,776	15,734
Total assets	108,571,569	92,018,254	37,130,623
Liabilities:
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0 and $36,707, respectively)	—	—	25,896
Payable for cash collateral from securities loaned	—	—	121,600
Payable for investments purchased	1,500,063	290,551	3,349,367
Payable for fund shares redeemed	57,971	770,280	24,221
Payable to affiliate	14,655	—	—
Payable to Trustees	11,510	7,547	9,497
Payable to custodian	4,419	3,491	8,945
Unrealized depreciation on forward foreign currency contracts	—	—	6,593
Accrued expenses and other liabilities	71,199	46,858	79,136
Total liabilities	1,659,817	1,118,727	3,625,255
Net assets	$106,911,752	$90,899,527	$33,505,368

See accompanying notes to financial statements.

The UBS Funds

Financial statements
Statement of assets and liabilities—December 31, 2021 (unaudited) (concluded)

	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$105,549,486	$149,758,799	$140,991,791
Distributable earnings (accumulated losses)	15,943,735	29,851,276	46,943,075
Net assets	$121,493,221	$179,610,075	$187,934,866
Class A
Net assets	$—	$—	$28,628,055
Shares outstanding	—	—	1,343,100
Net asset value and redemption proceeds per share	$—	$—	$21.31
Maximum offering price per share (NAV per share plus maximum sales charge)	$—	$—	$22.55
Class P
Net assets	$121,493,221	$179,610,075	$159,306,811
Shares outstanding	8,877,535	12,533,800	6,261,027
Net asset value, offering price and redemption value per share	$13.69	$14.33	$25.44
Class P2
Net assets	$—	$—	$—
Shares outstanding	—	—	—
Net asset value and offering price per share[2]	$—	$—	$—

2  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

The UBS Funds

	UBS Municipal Bond Fund	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$102,605,644	$91,553,422	$35,189,698
Distributable earnings (accumulated losses)	4,306,108	(653,895)	(1,684,330)
Net assets	$106,911,752	$90,899,527	$33,505,368
Class A
Net assets	$8,860,344	$—	$749,199
Shares outstanding	825,286	—	48,448
Net asset value and redemption proceeds per share	$10.74	$—	$15.46
Maximum offering price per share (NAV per share plus maximum sales charge)	$10.99	$—	$16.06
Class P
Net assets	$98,051,408	$18,859,486	$32,756,169
Shares outstanding	9,141,006	1,803,318	2,117,057
Net asset value, offering price and redemption value per share	$10.73	$10.46	$15.47
Class P2
Net assets	$—	$72,040,041	$—
Shares outstanding	—	6,891,555	—
Net asset value and offering price per share[2]	$—	$10.45	$—

See accompanying notes to financial statements.

The UBS Funds

Statement of operations
For the six months ended December 31, 2021 (unaudited)

	UBS All China Equity Fund	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Investment income:
Unaffiliated dividends	$6,485	$43,159	$1,340,907
Non-cash dividends from unaffiliated securities	—	—	—
Affiliated dividends	—	—	557,205
Interest	15	172,408	675,535
Securities lending	72	3,918	43,071
Foreign tax withheld	(347)	(28)	(25,978)
Total income	6,225	219,457	2,590,740
Expenses:
Investment management and administration fees	7,103	154,890	1,086,793
Service and distribution fees—Class A	—	25,182	239,737
Transfer agency and related services fees—Class A	—	9,840	55,298
Transfer agency and related services fees—Class P	4,537	7,864	11,443
Transfer agency and related services fees—Class P2	—	—	—
Custody and fund accounting fees	6,166	21,069	35,244
Trustees fees	11,215	14,206	27,517
Professional services fees	67,140	85,388	96,771
Printing and shareholder report fees	11,496	10,726	34,837
Federal and state registration fees	2,682	18,114	16,701
Interest expense	—	—	—
Amortization of offering costs	33,069	—	—
Other expenses	15,291	24,765	49,156
Total expenses	158,699	372,044	1,653,497
Fee waivers and/or expense reimbursements by Advisor	(150,252)	(162,670)	(233,813)
Net expenses	8,447	209,374	1,419,684
Net investment income (loss)	(2,222)	10,083	1,171,056
Net realized gain (loss) on:
Investments in unaffiliated issuers (including foreign capital gain tax expense of $0; $0; $0; $0; $0 and $0, respectively)	7,052	45,972	8,135,181
Realized gain received as distribution from affiliated issuers	—	—	1,606,912
Futures contracts	—	39,268	(679,645)
Swap agreements	—	48,803	(101,881)
Forward foreign currency contracts	—	560,814	(164,345)
Foreign currency transactions	(126)	(117,643)	(317,806)
Net realized gain (loss)	6,926	577,214	8,478,416
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of change in deferred foreign capital gain taxes of $0; $0; $180,406; $0 and $0, respectively)	(337,685)	(550,436)	(448,773)
Investments in affiliated issuers	—	—	(4,382,762)
Futures contracts	—	260,862	1,710,235
Swap agreements	—	(31,812)	40,110
Forward foreign currency contracts	—	(224,245)	318,737
Translation of other assets and liabilities denominated in foreign currency	2	20,097	11,930
Net change in unrealized appreciation (depreciation)	(337,683)	(525,534)	(2,750,523)
Net realized and unrealized gain (loss)	(330,757)	51,680	5,727,893
Net increase (decrease) in net assets resulting from operations	$(332,979)	$61,763	$6,898,949

The UBS Funds

	UBS Emerging Markets Equity Opportunity Fund	UBS Engage for Impact Fund	UBS International Sustainable Equity Fund
Investment income:
Unaffiliated dividends	$12,623,030	$459,692	$2,326,574
Non-cash dividends from unaffiliated securities	—	—	206,000
Affiliated dividends	—	—	—
Interest	2,275	194	939
Securities lending	21,804	17,135	11,491
Foreign tax withheld	(1,169,072)	(20,996)	(256,989)
Total income	11,478,037	456,025	2,288,015
Expenses:
Investment management and administration fees	4,405,704	227,986	1,721,513
Service and distribution fees—Class A	—	—	11,057
Transfer agency and related services fees—Class A	—	—	2,274
Transfer agency and related services fees—Class P	11,015	971	38,424
Transfer agency and related services fees—Class P2	13,230	6,212	7,634
Custody and fund accounting fees	356,602	15,627	91,840
Trustees fees	69,985	14,921	35,622
Professional services fees	77,382	104,818	92,716
Printing and shareholder report fees	22,116	15,291	19,806
Federal and state registration fees	25,176	23,530	36,817
Interest expense	2,031	—	2,783
Amortization of offering costs	—	—	—
Other expenses	66,167	18,102	38,850
Total expenses	5,049,408	427,458	2,099,336
Fee waivers and/or expense reimbursements by Advisor	(3,339,542)	(332,901)	(271,765)
Net expenses	1,709,866	94,557	1,827,571
Net investment income (loss)	9,768,171	361,468	460,444
Net realized gain (loss) on:
Investments in unaffiliated issuers (including foreign capital gain tax expense of $0; $0; $0; $0; $0 and $0, respectively)	54,444,603	1,664,493	28,543,988
Realized gain received as distribution from affiliated issuers	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	(136,594)	(3,728)	90,212
Net realized gain (loss)	54,308,009	1,660,765	28,634,200
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of change in deferred foreign capital gain taxes of $0; $0; $180,406; $0 and $0, respectively)	(181,934,816)	1,324,459	(40,211,402)
Investments in affiliated issuers	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	24,403	(676)	1,969
Net change in unrealized appreciation (depreciation)	(181,910,413)	1,323,783	(40,209,433)
Net realized and unrealized gain (loss)	(127,602,404)	2,984,548	(11,575,233)
Net increase (decrease) in net assets resulting from operations	$(117,834,233)	$3,346,016	$(11,114,789)

See accompanying notes to financial statements.

The UBS Funds

Statement of operations
For the six months ended December 31, 2021 (unaudited) (concluded)

	UBS US Dividend Ruler Fund	UBS US Quality Growth At Reasonable Price Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Unaffiliated dividends	$1,106,353	$522,992	$647,318
Interest	285	387	665
Securities lending	—	—	5,567
Total income	1,106,638	523,379	653,550
Expenses:
Investment management and administration fees	289,784	420,696	944,749
Service and distribution fees—Class A	—	—	40,884
Transfer agency and related services fees—Class A	—	—	12,688
Transfer agency and related services fees—Class P	20,496	29,208	60,688
Transfer agency and related services fees—Class P2	—	—	—
Custody and fund accounting fees	14,386	16,490	9,984
Trustees fees	16,316	16,485	24,034
Professional services fees	73,878	74,002	65,482
Printing and shareholder report fees	2,486	5,193	14,555
Federal and state registration fees	17,138	18,713	16,620
Interest expense	—	—	—
Amortization of offering costs	7,427	7,111	—
Other expenses	15,182	16,278	24,077
Total expenses	457,093	604,176	1,213,761
Fee waivers and/or expense reimbursements by Advisor	(205,107)	(238,354)	(161,741)
Net expenses	251,986	365,822	1,052,020
Net investment income (loss)	854,652	157,557	(398,470)
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,241,355	2,241,295	19,488,710
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Foreign currency transactions	—	—	—
Net realized gain (loss)	2,241,355	2,241,295	19,488,710
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated	6,550,552	14,746,576	(25,376,626)
Options and swaptions written	—	—	—
Futures contracts	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	—
Net change in unrealized appreciation (depreciation)	6,550,552	14,746,576	(25,376,626)
Net realized and unrealized gain (loss)	8,791,907	16,987,871	(5,887,916)
Net increase (decrease) in net assets resulting from operations	$9,646,559	$17,145,428	$(6,286,386)

The UBS Funds

	UBS Municipal Bond Fund	UBS Sustainable Development Bank Bond Fund	UBS Total Return Bond Fund
Investment income:
Unaffiliated dividends	$—	$—	$—
Interest	969,785	518,973	418,116
Securities lending	—	438	113
Total income	969,785	519,411	418,229
Expenses:
Investment management and administration fees	266,134	100,163	100,775
Service and distribution fees—Class A	11,903	—	958
Transfer agency and related services fees—Class A	1,113	—	140
Transfer agency and related services fees—Class P	9,900	3,410	13,138
Transfer agency and related services fees—Class P2	—	7,979	—
Custody and fund accounting fees	5,388	7,458	13,141
Trustees fees	19,365	16,922	13,469
Professional services fees	64,375	67,195	66,445
Printing and shareholder report fees	6,990	3,017	7,571
Federal and state registration fees	15,718	21,067	15,195
Interest expense	188	—	—
Amortization of offering costs	—	—	—
Other expenses	33,355	22,710	21,889
Total expenses	434,429	249,921	252,721
Fee waivers and/or expense reimbursements by Advisor	(198,225)	(173,670)	(164,132)
Net expenses	236,204	76,251	88,589
Net investment income (loss)	733,581	443,160	329,640
Net realized gain (loss) on:
Investments in unaffiliated issuers	384,378	(53,486)	97,459
Options and swaptions written	—	—	21,020
Futures contracts	—	—	119,485
Swap agreements	—	—	1,137
Forward foreign currency contracts	—	—	18,779
Foreign currency transactions	—	—	(296)
Net realized gain (loss)	384,378	(53,486)	257,584
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated	(1,016,697)	(1,052,486)	(647,359)
Options and swaptions written	—	—	10,811
Futures contracts	—	—	(26,994)
Swap agreements	—	—	(23,920)
Forward foreign currency contracts	—	—	(18,954)
Translation of other assets and liabilities denominated in foreign currency	—	—	(2,105)
Net change in unrealized appreciation (depreciation)	(1,016,697)	(1,052,486)	(708,521)
Net realized and unrealized gain (loss)	(632,319)	(1,105,972)	(450,937)
Net increase (decrease) in net assets resulting from operations	$101,262	$(662,812)	$(121,297)

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets

	UBS All China Equity Fund		UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	For the six months ended December 31, 2021 (unaudited)	For the period ended June 30, 2021*	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021
From operations:
Net investment income (loss)	$(2,222)	$6,783	$10,083	$(90,797)	$1,171,056	$2,206,910
Net realized gain (loss)	6,926	(105,979)	577,214	3,618,601	8,478,416	29,913,845
Net change in unrealized appreciation (depreciation)	(337,683)	(133,800)	(525,534)	1,175,817	(2,750,523)	22,845,567
Net increase (decrease) in net assets resulting from operations	(332,979)	(232,996)	61,763	4,703,621	6,898,949	54,966,322
Total distributions—Class A	—	—	(1,987,394)	—	(30,550,894)	(3,057,684)
Total distributions—Class P	(10,340)	—	(1,304,338)	—	(8,853,140)	(1,019,866)
Total distributions—Class P2	—	—	—	—	—	—
Total distributions	(10,340)	—	(3,291,732)	—	(39,404,034)	(4,077,550)
From beneficial interest transactions:
Proceeds from shares sold	—	2,000,000	801,950	1,460,148	1,195,622	3,575,085
Cost of shares redeemed	—	—	(3,260,710)	(7,646,862)	(13,195,387)	(34,517,066)
Shares issued on reinvestment of dividends and distributions	—	—	2,946,277	—	36,087,640	3,739,203
Net increase (decrease) in net assets from beneficial interest transactions	—	2,000,000	487,517	(6,186,714)	24,087,875	(27,202,778)
Net increase (decrease) in net assets	(343,319)	1,767,004	(2,742,452)	(1,483,093)	(8,417,210)	23,685,994
Net assets:
Beginning of period	1,767,004	—	34,072,946	35,556,039	249,155,364	225,469,370
End of period	$1,423,685	$1,767,004	$31,330,494	$34,072,946	$240,738,154	$249,155,364

1  For the period from February 23, 2021 (commencement of operations) through June 30, 2021

The UBS Funds

	UBS Emerging Markets Equity Opportunity Fund		UBS Engage for Impact Fund
	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021
From operations:
Net investment income (loss)	$9,768,171	$10,804,930	$361,468	$255,555
Net realized gain (loss)	54,308,009	57,445,652	1,660,765	4,971,813
Net change in unrealized appreciation (depreciation)	(181,910,413)	122,770,023	1,323,783	7,328,710
Net increase (decrease) in net assets resulting from operations	(117,834,233)	191,020,605	3,346,016	12,556,078
Total distributions—Class A	—	—	—	—
Total distributions—Class P	(21,255,044)	(1,771,622)	(942,905)	(300,924)
Total distributions—Class P2	(57,717,700)	(9,016,015)	(5,632,935)	—
Total distributions	(78,972,744)	(10,787,637)	(6,575,840)	(300,924)
From beneficial interest transactions:
Proceeds from shares sold	119,578,030	488,581,499	10,218,301	60,440,196
Cost of shares redeemed	(322,004,540)	(117,310,941)	(3,622,120)	(48,693,360)
Shares issued on reinvestment of dividends and distributions	65,976,763	8,182,239	6,005,611	265,026
Net increase (decrease) in net assets from beneficial interest transactions	(136,449,747)	379,452,797	12,601,792	12,011,862
Net increase (decrease) in net assets	(333,256,724)	559,685,765	9,371,968	24,267,016
Net assets:
Beginning of period	1,036,020,065	476,334,300	50,508,116	26,241,100
End of period	$702,763,341	$1,036,020,065	$59,880,084	$50,508,116

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets (continued)

	UBS International Sustainable Equity Fund		UBS US Dividend Ruler Fund		UBS US Quality Growth At Reasonable Price Fund
	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021	For the six months ended December 31, 2021 (unaudited)	For the period ended June 30, 2021*	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021
From operations:
Net investment income (loss)	$460,444	$2,697,378	$854,652	$675,132	$157,557	$196,830
Net realized gain (loss)	28,634,200	23,151,011	2,241,355	1,273,902	2,241,295	2,667,603
Net change in unrealized appreciation (depreciation)	(40,209,433)	51,616,793	6,550,552	7,978,861	14,746,576	14,927,739
Net increase (decrease) in net assets resulting from operations	(11,114,789)	77,465,182	9,646,559	9,927,895	17,145,428	17,792,172
Total distributions—Class A	(730,948)	(93,754)	—	—	—	—
Total distributions—Class P	(30,035,006)	(3,529,498)	(3,293,706)	(337,013)	(4,820,745)	(250,762)
Total distributions—Class P2	(4,530,274)	(397,737)	—	—	—	—
Total distributions	(35,296,228)	(4,020,989)	(3,293,706)	(337,013)	(4,820,745)	(250,762)
From beneficial interest transactions:
Proceeds from shares sold	95,280,796	225,093,386	38,794,325	84,691,033	58,800,672	123,322,191
Cost of shares redeemed	(160,851,260)	(81,050,264)	(8,518,029)	(12,605,771)	(12,422,746)	(24,559,546)
Shares issued on reinvestment of dividends and distributions	32,668,089	3,628,047	2,883,002	304,926	4,369,581	233,830
Net increase (decrease) in net assets from beneficial interest transactions	(32,902,375)	147,671,169	33,159,298	72,390,188	50,747,507	98,996,475
Net increase (decrease) in net assets	(79,313,392)	221,115,362	39,512,151	81,981,070	63,072,190	116,537,885
Net assets:
Beginning of period	431,635,294	210,519,932	81,981,070	—	116,537,885	—
End of period	$352,321,902	$431,635,294	$121,493,221	$81,981,070	$179,610,075	$116,537,885

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

The UBS Funds

	UBS U.S. Small Cap Growth Fund		UBS Municipal Bond
	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021
From operations:
Net investment income (loss)	$(398,470)	$(1,385,314)	$733,581	$1,704,405
Net realized gain (loss)	19,488,710	31,012,552	384,378	1,757,715
Net change in unrealized appreciation (depreciation)	(25,376,626)	45,051,897	(1,016,697)	7,467
Net increase (decrease) in net assets resulting from operations	(6,286,386)	74,679,135	101,262	3,469,587
Total distributions—Class A	(6,291,832)	(3,778,671)	(147,775)	(236,182)
Total distributions—Class P	(29,326,530)	(15,336,070)	(1,747,374)	(2,476,911)
Total distributions—Class P2	—	—	—	—
Total distributions	(35,618,362)	(19,114,741)	(1,895,149)	(2,713,093)
From beneficial interest transactions:
Proceeds from shares sold	8,968,783	63,802,582	7,728,319	35,344,732
Cost of shares redeemed	(27,658,850)	(39,173,242)	(13,840,561)	(44,075,100)
Shares issued on reinvestment of dividends and distributions	34,291,276	18,382,290	1,559,839	2,202,817
Net increase (decrease) in net assets from beneficial interest transactions	15,601,209	43,011,630	(4,552,403)	(6,527,551)
Net increase (decrease) in net assets	(26,303,539)	98,576,024	(6,346,290)	(5,771,057)
Net assets:
Beginning of period	214,238,405	115,662,381	113,258,042	119,029,099
End of period	$187,934,866	$214,238,405	$106,911,752	$113,258,042

See accompanying notes to financial statements.

The UBS Funds

Statement of changes in net assets (concluded)

	UBS Sustainable Development Bank Bond Fund		UBS Total Return Bond Fund
	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021	For the six months ended December 31, 2021 (unaudited)	For the year ended June 30, 2021
From operations:
Net investment income (loss)	$443,160	$647,062	$329,640	$791,481
Net realized gain (loss)	(53,486)	224,614	257,584	(547,424)
Net change in unrealized appreciation (depreciation)	(1,052,486)	(1,610,586)	(708,521)	514,088
Net increase (decrease) in net assets resulting from operations	(662,812)	(738,910)	(121,297)	758,145
Total distributions — Class A	—	—	(5,660)	(11,047)
Total distributions — Class P	(108,881)	(741,550)	(297,471)	(695,034)
Total distributions — Class P2	(452,126)	(1,108,472)	—	—
Total distributions	(561,007)	(1,850,022)	(303,131)	(706,081)
From beneficial interest transactions:
Proceeds from shares sold	16,448,465	88,763,287	172,525	333,021
Cost of shares redeemed	(7,962,776)	(41,736,626)	(1,781,931)	(3,311,690)
Shares issued on reinvestment of dividends and distributions	468,915	1,317,020	229,614	539,109
Net increase (decrease) in net assets from beneficial interest transactions	8,954,604	48,343,681	(1,379,792)	(2,439,560)
Net increase (decrease) in net assets	7,730,785	45,754,749	(1,804,220)	(2,387,496)
Net assets:
Beginning of period	83,168,742	37,413,993	35,309,588	37,697,084
End of period	$90,899,527	$83,168,742	$33,505,368	$35,309,588

See accompanying notes to financial statements.

UBS All China Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2021 (unaudited)	Period ended June 30, 2021[1]
Net asset value, beginning of period	$8.84	$10.00
Net investment income (loss)[2]	(0.01)	0.03
Net realized and unrealized gain (loss)	(1.66)	(1.19)
Net increase (decrease) from operations	(1.67)	(1.16)
Dividends from net investment income	(0.05)	—
Net asset value, end of period	$7.12	$8.84
Total investment return[3]	(18.86)%	(11.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	20.67%[4]	20.92%[4]
Expenses after fee waivers and/or expense reimbursements	1.10%[4]	1.10%[4]
Net investment income (loss)	(0.29)%[4]	1.06%[4]
Supplemental data:
Net assets, end of period (000's)	$1,424	$1,767
Portfolio turnover	1%	6%

1  For the period from February 23, 2021 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$6.83	$5.98	$6.36	$6.38	$6.52	$6.17
Net investment income (loss)[1]	(0.00)[2]	(0.02)	0.07	0.08	0.04	0.03
Net realized and unrealized gain (loss)	(0.00)[2]	0.87	(0.15)	(0.04)	(0.18)	0.32
Net increase (decrease) from operations	(0.00)[2]	0.85	(0.08)	0.04	(0.14)	0.35
Dividends from net investment income	(0.70)	—	(0.30)	(0.06)	—	—
Net asset value, end of period	$6.13	$6.83	$5.98	$6.36	$6.38	$6.52
Total investment return[3]	0.12%	14.21%	(1.45)%	0.60%	(2.15)%	5.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.31%[4]	2.29%[5]	2.00%[5]	2.02%[5]	1.69%	1.49%
Expenses after fee waivers and/or expense reimbursements	1.35%[4]	1.35%[5]	1.35%[5]	1.35%[5]	1.35%	1.35%
Net investment income (loss)	(0.04)%[4]	(0.36)%	1.06%	1.29%	0.57%	0.42%
Supplemental data:
Net assets, end of period (000's)	$18,955	$20,671	$21,273	$30,025	$31,066	$43,930
Portfolio turnover	5%	27%	62%	32%	31%	48%

Class P

	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$7.02	$6.13	$6.52	$6.53	$6.66	$6.28
Net investment income (loss)[1]	0.01	(0.01)	0.08	0.10	0.06	0.04
Net realized and unrealized gain (loss)	0.00[2]	0.90	(0.15)	(0.04)	(0.19)	0.34
Net increase (decrease) from operations	0.01	0.89	(0.07)	0.06	(0.13)	0.38
Dividends from net investment income	(0.72)	—	(0.32)	(0.07)	—	—
Net asset value, end of period	$6.31	$7.02	$6.13	$6.52	$6.53	$6.66
Total investment return[3]	0.26%	14.52%	(1.28)%	0.83%	(1.80)%	6.05%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.08%[4]	2.06%[5]	1.75%[5]	1.70%[5]	1.43%	1.27%
Expenses after fee waivers and/or expense reimbursements	1.10%[4]	1.10%[5]	1.10%[5]	1.10%[5]	1.10%	1.10%
Net investment income (loss)	0.21%[4]	(0.11)%	1.31%	1.52%	0.94%	0.68%
Supplemental data:
Net assets, end of period (000's)	$12,376	$13,402	$14,283	$19,357	$30,647	$98,018
Portfolio turnover	5%	27%	62%	32%	31%	48%

1  Calculated using the average share method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$14.61	$11.82	$12.56	$12.08	$11.52	$10.46
Net investment income (loss)[1]	0.07	0.12	0.12	0.12	0.05	0.02
Net realized and unrealized gain (loss)	0.27	2.89	0.02	0.36	0.68	1.27
Net increase (decrease) from operations	0.34	3.01	0.14	0.48	0.73	1.29
Dividends from net investment income	(0.16)	(0.07)	(0.35)	—	(0.17)	(0.23)
Distributions from net realized gains	(2.25)	(0.15)	(0.53)	—	—	—
Total dividends and distributions	(2.41)	(0.22)	(0.88)	—	(0.17)	(0.23)
Net asset value, end of period	$12.54	$14.61	$11.82	$12.56	$12.08	$11.52
Total investment return[2]	2.84%	25.58%	0.79%	3.97%[3]	6.34%	12.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.39%[4]	1.41%	1.42%[5]	1.40%[5]	1.40%	1.39%
Expenses after fee waivers and/or expense reimbursements	1.20%[4]	1.20%	1.20%[5]	1.20%[5]	1.20%	1.25%
Net investment income (loss)	0.89%[4]	0.85%	1.01%	1.04%	0.39%	0.16%
Supplemental data:
Net assets, end of period (000's)	$186,245	$192,772	$174,159	$209,407	$159,678	$174,148
Portfolio turnover	61%	128%	120%	35%	54%	56%

Class P

	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.00	$12.13	$12.87	$12.34	$11.78	$10.69
Net investment income (loss)[1]	0.09	0.15	0.16	0.16	0.08	0.05
Net realized and unrealized gain (loss)	0.28	2.97	0.02	0.37	0.68	1.30
Net increase (decrease) from operations	0.37	3.12	0.18	0.53	0.76	1.35
Dividends from net investment income	(0.20)	(0.10)	(0.39)	—	(0.20)	(0.26)
Distributions from net realized gains	(2.25)	(0.15)	(0.53)	—	—	—
Total dividends and distributions	(2.45)	(0.25)	(0.92)	—	(0.20)	(0.26)
Net asset value, end of period	$12.92	$15.00	$12.13	$12.87	$12.34	$11.78
Total investment return[2]	2.96%	25.88%	1.02%	4.21%[3]	6.56%	12.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.13%[4]	1.14%	1.14%[5]	1.13%[5]	1.14%	1.12%
Expenses after fee waivers and/or expense reimbursements	0.95%[4]	0.95%	0.95%[5]	0.95%[5]	0.95%	1.00%
Net investment income (loss)	1.13%[4]	1.10%	1.27%	1.27%	0.64%	0.41%
Supplemental data:
Net assets, end of period (000's)	$54,493	$56,383	$51,311	$57,803	$64,009	$67,156
Portfolio turnover	61%	128%	120%	35%	54%	56%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  During the year, the Fund recorded a gain of $263,116 from affiliated funds that were previously liquidated. If this gain had been excluded, the total return of Class A and Class P would have been 3.89% and 4.13%, respectively.

4  Annualized.

5  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Emerging Markets Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2021	Years ended June 30,		Period ended
	(unaudited)	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$12.39	$9.23	$9.28	$8.92
Net investment income (loss)[3]	0.08	0.09	0.19	0.21
Net realized and unrealized gain (loss)	(1.54)	3.18	0.00[4]	0.15
Net increase (decrease) from operations	(1.46)	3.27	0.19	0.36
Dividends from net investment income	(0.12)	(0.11)	(0.24)	—
Distributions from net realized gains	(0.94)	—	—	—
Total dividends and distributions	(1.06)	(0.11)	(0.24)	—
Net asset value, end of period	$9.87	$12.39	$9.23	$9.28
Total investment return[6]	(11.43)%	35.51%	1.84%	4.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%[7,8]	1.08%	1.19%	1.22%[7]
Expenses after fee waivers and/or expense reimbursements	1.00%[7,8]	1.00%	1.04%	1.15%[7]
Net investment income (loss)	1.45%[7]	0.73%	2.14%	5.73%[7]
Supplemental data:
Net assets, end of period (000's)	$205,420	$274,359	$100,543	$38,465
Portfolio turnover	24%	41%	50%	52%

Class P2

	Six months ended December 31, 2021	Years ended June 30,			Period ended
	(unaudited)	2021	2020	2019	June 30, 2018[2]
Net asset value, beginning of period	$12.52	$9.30	$9.31	$9.40	$10.00
Net investment income (loss)[3]	0.13	0.18	0.26	0.19	0.03
Net realized and unrealized gains (losses)	(1.55)	3.22	0.00[4]	(0.23)[5]	(0.63)
Net increase (decrease) from operations	(1.42)	3.40	0.26	(0.04)	(0.60)
Dividends from net investment income	(0.24)	(0.18)	(0.27)	(0.05)	—
Distributions from net realized gains	(0.94)	—	—	—	—
Total dividends and distributions	(1.18)	(0.18)	(0.27)	(0.05)	—
Net asset value, end of period	$9.92	$12.52	$9.30	$9.31	$9.40
Total investment return[6]	(11.00)%	36.66%	2.66%	(0.46)%	(5.90)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%[7,8]	1.06%	1.17%	1.42%	4.39%[7]
Expenses after fee waivers and/or expense reimbursements	0.14%[7,8]	0.12%	0.22%	0.40%	0.44%[7]
Net investment income (loss)	2.31%[7]	1.56%	2.88%	2.16%	4.05%[7]
Supplemental data:
Net assets, end of period (000's)	$497,344	$761,661	$375,791	$186,941	$94,349
Portfolio turnover	24%	41%	50%	52%	0%

1  For the period February 1, 2019 (commencement of operations) through June 30, 2019.

2  For the period June 4, 2018 (commencement of operations) through June 30, 2018.

3  Calculated using the average share method.

4  Amount represents less than $0.005 per share.

5  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

7  Annualized.

8  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

UBS Engage For Impact Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2021	Years ended June 30,		Period ended
	(unaudited)	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$14.26	$10.14	$10.81	$10.00
Net investment income (loss)[3]	0.06	0.03	0.08	0.15
Net realized and unrealized gain (loss)	0.72	4.19	(0.45)	0.67
Net increase (decrease) from operations	0.78	4.22	(0.37)	0.82
Dividends from net investment income	(0.08)	(0.02)	(0.11)	(0.01)
Distributions from net realized gains	(1.53)	(0.08)	(0.19)	—
Total dividends and distributions	(1.61)	(0.10)	(0.30)	(0.01)
Net asset value, end of period	$13.43	$14.26	$10.14	$10.81
Total investment return[4]	6.04%	41.70%	(3.77)%	8.27%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[5]	1.69%	2.27%	3.87%[5]
Expenses after fee waivers and/or expense reimbursements	0.85%[5]	0.85%	0.85%	0.85%[5]
Net investment income (loss)	0.81%[5]	0.27%	0.75%	2.13%[5]
Supplemental data:
Net assets, end of period (000's)	$8,588	$7,816	$26,241	$15,918
Portfolio turnover	17%	78%	43%	67%

Class P2

	Six months ended December 31, 2021 (unaudited)	Period ended June 30, 2021[2]
Net asset value, beginning of period	$14.29	$13.64
Net investment income (loss)[3]	0.10	0.09
Net realized and unrealized gains	0.73	0.56
Net increase from operations	0.83	0.65
Dividends from net investment income	(0.17)	—
Distributions from net realized gains	(1.53)	—
Total dividends and distributions	(1.70)	—
Net asset value, end of period	$13.42	$14.29
Total investment return[4]	6.43%	4.77%
Expenses before fee waivers and/or expense reimbursements	1.55%[5]	2.24%[5]
Expenses after fee waivers and/or expense reimbursements	0.25%[5]	0.25%[5]
Net investment income (loss)	1.40%[5]	1.80%[5]
Net assets, end of period (000's)	$51,292	$42,692
Portfolio turnover	17%	78%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019

2  For the period February 24, 2021 (commencement of operations) through June 30, 2021.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

See accompanying notes to financial statements

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.48	$9.62	$10.01	$10.20	$9.58	$8.05
Net investment income (loss)[2]	(0.00)[3]	0.05	0.16	0.13	0.08	0.19
Net realized and unrealized gain (loss)	(0.36)	2.93	(0.42)	(0.16)[4]	0.66	1.51
Net increase (decrease) from operations	(0.36)	2.98	(0.26)	(0.03)	0.74	1.70
Dividends from net investment income	(0.12)	(0.12)	(0.13)	(0.06)	(0.12)	(0.17)
Distributions from net realized gains	(0.94)	—	—	(0.10)	—	—
Total dividends and distributions	(1.06)	(0.12)	(0.13)	(0.16)	(0.12)	(0.17)
Net asset value, end of period	$11.06	$12.48	$9.62	$10.01	$10.20	$9.58
Total investment return[5]	(2.59)%	31.09%	(2.73)%	(0.14)%	7.67%	21.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.33%[6,7]	1.33%	1.41%[6]	1.53%	2.02%	2.25%
Expenses after fee waivers and/or expense reimbursements	1.25%[6,7]	1.25%	1.25%[6]	1.25%	1.25%	1.25%
Net investment income (loss)	(0.07)%[7]	0.45%	1.60%	1.38%	0.79%	2.16%
Supplemental data:
Net assets, end of period (000's)	$8,268	$9,081	$7,442	$9,769	$8,049	$15,811
Portfolio turnover	33%	52%	41%	57%	43%	33%

Class P

	Six months ended December 31,2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.53	$9.66	$10.04	$10.23	$9.61	$8.08
Net investment income (loss)[2]	0.01	0.09	0.18	0.17	0.14	0.14
Net realized and unrealized gain (loss)	(0.36)	2.93	(0.41)	(0.18)[4]	0.63	1.58
Net increase (decrease) from operations	(0.35)	3.02	(0.23)	(0.01)	0.77	1.72
Dividends from net investment income	(0.16)	(0.15)	(0.15)	(0.08)	(0.15)	(0.19)
Distributions from net realized gains	(0.94)	—	—	(0.10)	—	—
Total dividends and distributions	(1.10)	(0.15)	(0.15)	(0.18)	(0.15)	(0.19)
Net asset value, end of period	$11.08	$12.53	$9.66	$10.04	$10.23	$9.61
Total investment return[5]	(2.52)%	31.40%	(2.40)%	0.10%	7.94%	21.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%[6,7]	1.05%	1.12%[6]	1.26%	1.70%	2.06%
Expenses after fee waivers and/or expense reimbursements	1.00%[6,7]	0.99%	1.00%[6]	1.00%	1.00%	1.00%
Net investment income (loss)	0.14%[7]	0.79%	1.82%	1.80%	1.37%	1.65%
Supplemental data:
Net assets, end of period (000's)	$296,276	$380,983	$203,078	$146,616	$65,750	$19,952
Portfolio turnover	33%	52%	41%	57%	43%	33%
1  For the period October 30, 2020 (commencement of operations) through June 20, 2021.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized gain reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values.

UBS International Sustainable Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P2

	Six months ended December 31, 2021 (unaudited)	Period ended June 30, 2021[1]
Net asset value, beginning of period	$12.59	$10.05
Net investment income (loss)[2]	0.06	0.14
Net realized and unrealized gains (losses)	(0.37)	2.55
Net increase (decrease) from operations	(0.31)	2.69
Dividends from net investment income	(0.26)	(0.15)
Distributions from net realized gains	(0.94)	—
Total dividends and distributions	(1.20)	(0.15)
Net asset value, end of period	$11.08	$12.59
Total investment return[5]	(2.15)%	26.90%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%[6,7]	1.08%[7]
Expenses after fee waivers and/or expense reimbursements	0.21%[6,7]	0.22%[7]
Net investment income (loss)	0.97%[7]	1.78%[7]
Supplemental data:
Net assets, end of period (000's)	$47,778	$41,571
Portfolio turnover	33%	52%

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

6  Includes interest expense representing less than 0.005%.

7  Annualized.

See accompanying notes to financial statements

UBS US Dividend Ruler Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2021 (unaudited)	Period ended June 30, 2021[1]
Net asset value, beginning of period	$12.82	$10.00
Net investment income (loss)[2]	0.11	0.20
Net realized and unrealized gain (loss)	1.14	2.72
Net increase (decrease) from operations	1.25	2.92
Dividends from net investment income	(0.16)	(0.05)
Distributions from net realized gains	(0.22)	(0.05)
Total dividends and distributions	(0.38)	(0.10)
Net asset value, end of period	$13.69	$12.82
Total investment return[3]	9.93%	29.37%
Expenses before fee waivers and/or expense reimbursements	0.91%[4]	1.57%[4]
Expenses after fee waivers and/or expense reimbursements	0.50%[4]	0.50%[4]
Net investment income (loss)	1.70%[4]	1.72%[4]
Net assets, end of period (000's)	$121,493	$81,981
Portfolio turnover	13%	24%

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements

UBS US Quality Growth At Reasonable Price Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2021 (unaudited)	Period ended June 30, 2021[1]
Net asset value, beginning of period	$13.10	$10.00
Net investment income (loss)[2]	0.02	0.04
Net realized and unrealized gain (loss)	1.62	3.10
Net increase (decrease) from operations	1.64	3.14
Dividends from net investment income	(0.03)	(0.01)
Distributions from net realized gains	(0.38)	(0.03)
Total dividends and distributions	(0.41)	(0.04)
Net asset value, end of period	$14.33	$13.10
Total investment return[3]	12.63%	31.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.83%[4]	1.23%[4]
Expenses after fee waivers and/or expense reimbursements	0.50%[4]	0.50%[4]
Net investment income (loss)	0.22%[4]	0.32%[4]
Supplemental data:
Net assets, end of period (000's)	$179,610	$116,538
Portfolio turnover	9%	29%

1  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

2  Calculated using the average share method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

4  Annualized.

See accompanying notes to financial statements

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$28.15	$19.74	$19.49	$20.74	$21.26	$17.75
Net investment income (loss)[1]	(0.08)	(0.25)	(0.11)	(0.10)	(0.17)	(0.15)
Net realized and unrealized gain (loss)	(1.14)	11.88	1.79	0.80	4.92	4.34
Net increase (decrease) from operations	(1.22)	11.63	1.68	0.70	4.75	4.19
Distributions from net realized gains	(5.62)	(3.22)	(1.43)	(1.95)	(5.27)	(0.68)
Net asset value, end of period	$21.31	$28.15	$19.74	$19.49	$20.74	$21.26
Total investment return[2]	(2.80)%	59.94%	9.33%	5.95%	26.17%	23.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.40%[3]	1.43%	1.60%[4]	1.57%	1.66%	1.56%
Expenses after fee waivers and/or expense reimbursements	1.24%[3]	1.24%	1.24%[4]	1.24%	1.24%	1.24%
Net investment income (loss)	(0.60)%[3]	(0.98)%	(0.63)%	(0.53)%	(0.83)%	(0.77)%
Supplemental data:
Net assets, end of period (000's)	$28,628	$35,268	$22,909	$26,114	$26,498	$27,464
Portfolio turnover	18%	63%	79%	54%	67%	50%

Class P

	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$32.44	$22.37	$21.84	$22.89	$22.92	$19.05
Net investment income (loss)[1]	(0.06)	(0.22)	(0.08)	(0.06)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	(1.26)	13.51	2.04	0.96	5.37	4.66
Net increase (decrease) from operations	(1.32)	13.29	1.96	0.90	5.24	4.55
Dividends from net investment income	(0.06)	—	—	—	—	—
Distributions from net realized gains	(5.62)	(3.22)	(1.43)	(1.95)	(5.27)	(0.68)
Total dividends and distributions	(5.68)	(3.22)	(1.43)	(1.95)	(5.27)	(0.68)
Net asset value, end of period	$25.44	$32.44	$22.37	$21.84	$22.89	$22.92
Total investment return[2]	(2.68)%	60.29%	9.62%	6.24%	26.50%	24.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.15%[3]	1.16%	1.29%[4]	1.30%	1.34%	1.22%
Expenses after fee waivers and/or expense reimbursements	0.99%[3]	0.99%	0.99%[4]	0.99%	0.99%	0.99%
Net investment income (loss)	(0.35)%[3]	(0.74)%	(0.37)%	(0.27)%	(0.58)%	(0.50)%
Supplemental data:
Net assets, end of period (000's)	$159,307	$178,971	$92,754	$96,485	$88,845	$75,770
Portfolio turnover	18%	63%	79%	54%	67%	50%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.92	$10.84	$10.60	$10.07	$10.23	$10.52
Net investment income (loss)[1]	0.06	0.13	0.18	0.18	0.16	0.15
Net realized and unrealized gain (loss)	(0.06)	0.17	0.24	0.53	(0.16)	(0.27)
Net increase (decrease) from operations	—	0.30	0.42	0.71	—	(0.12)
Dividends from net investment income	(0.06)	(0.13)	(0.18)	(0.18)	(0.16)	(0.15)
Distributions from net realized gains	(0.12)	(0.09)	—	—	—	(0.02)
Total dividends and distributions	(0.18)	(0.22)	(0.18)	(0.18)	(0.16)	(0.17)
Net asset value, end of period	$10.74	$10.92	$10.84	$10.60	$10.07	$10.23
Total investment return[2]	(0.02)%	2.82%	3.98%	7.17%	0.04%	(1.11)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.01%[3,4]	0.99%[4]	1.00%[4]	1.07%[4]	1.03%	1.00%
Expenses after fee waivers and/or expense reimbursements	0.65%[3,4]	0.65%[4]	0.65%[4]	0.65%[4]	0.65%	0.65%
Net investment income (loss)	1.08%[3]	1.21%	1.66%	1.80%	1.61%	1.42%
Supplemental data:
Net assets, end of period (000's)	$8,860	$9,858	$12,496	$12,796	$9,378	$21,007
Portfolio turnover[5]	8%	35%	23%	31%	39%	60%

Class P

	Six months ended December 31, 2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$10.91	$10.84	$10.60	$10.06	$10.22	$10.52
Net investment income (loss)[1]	0.07	0.16	0.20	0.21	0.19	0.17
Net realized and unrealized gain (loss)	(0.06)	0.16	0.24	0.54	(0.16)	(0.28)
Net increase (decrease) from operations	0.01	0.32	0.44	0.75	0.03	(0.11)
Dividends from net investment income	(0.07)	(0.16)	(0.20)	(0.21)	(0.19)	(0.17)
Distributions from net realized gains	(0.12)	(0.09)	—	—	—	(0.02)
Total dividends and distributions	(0.19)	(0.25)	(0.20)	(0.21)	(0.19)	(0.19)
Net asset value, end of period	$10.73	$10.91	$10.84	$10.60	$10.06	$10.22
Total investment return[2]	0.10%	2.99%	4.24%	7.55%	0.30%	(0.97)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.75%[3,4]	0.74%[4]	0.74%[4]	0.82%[4]	0.79%	0.77%
Expenses after fee waivers and/or expense reimbursements	0.40%[3,4]	0.40%[4]	0.40%[4]	0.40%[4]	0.40%	0.40%
Net investment income (loss)	1.33%[3]	1.45%	1.91%	2.03%	1.88%	1.68%
Supplemental data:
Net assets, end of period (000's)	$98,051	$103,400	$106,533	$89,222	$107,153	$101,601
Portfolio turnover[5]	8%	35%	23%	31%	39%	60%

1  Calculated using the average share method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

4  Includes interest expense representing less than 0.005%.

5  Effective with the fiscal year ended June 30, 2017, calculation of the portfolio turnover rate excludes transactions involving variable-rate demand notes,which are considered short-term instruments due to the ability to demand immediate repayment.

See accompanying notes to financial statements

UBS Sustainable Development Bank Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class P

	Six months ended December 31, 2021	Years ended June 30,		Period ended
	(unaudited)	2021	2020	June 30, 2019[1]
Net asset value, beginning of period	$10.60	$11.17	$10.58	$10.00
Net investment income (loss)[3]	0.05	0.13	0.21	0.19
Net realized and unrealized gain (loss)	(0.13)	(0.31)	0.63	0.58
Net increase (decrease) from operations	(0.08)	(0.18)	0.84	0.77
Dividends from net investment income	(0.05)	(0.12)	(0.21)	(0.19)
Distributions from net realized gains	(0.01)	(0.27)	(0.04)	—
Total dividends and distributions	(0.06)	(0.39)	(0.25)	(0.19)
Net asset value, end of period	$10.46	$10.60	$11.17	$10.58
Total investment return[4]	(0.66)%	(1.70)%	8.03%	7.75%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.57%[6]	0.80%	1.07%[5]	2.19%[6]
Expenses after fee waivers and/or expense reimbursements	0.25%[6]	0.25%	0.25%[5]	0.25%[6]
Net investment income (loss)	0.92%[6]	1.18%	1.94%	2.67%[6]
Supplemental data:
Net assets, end of period (000's)	$18,859	$17,510	$37,414	$25,235
Portfolio turnover	11%	16%	80%	20%

Class P2

	Six months ended December 31, 2021 (unaudited)	Period ended June 30, 2021[2]
Net asset value, beginning of period	$10.59	$11.09
Net investment income (loss)[3]	0.05	0.08
Net realized and unrealized gains (losses)	(0.13)	(0.23)
Net increase (decrease) from operations	(0.08)	(0.15)
Dividends from net investment income	(0.05)	(0.08)
Distributions from net realized gains	(0.01)	(0.27)
Total dividends and distributions	(0.06)	(0.35)
Net asset value, end of period	$10.45	$10.59
Total investment return[4]	(0.68)%	(1.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.56%[6]	0.68%[6]
Expenses after fee waivers and/or expense reimbursements	0.15%[6]	0.15%[6]
Net investment income (loss)	1.02%[6]	1.09%[6]
Supplemental data:
Net assets, end of period (000's)	$72,040	$65,659
Portfolio turnover	11%	16%

1  For the period October 24, 2018 (commencement of operations) through June 30, 2019

2  For the period October 30, 2020 (commencement of operations) through June 30, 2021.

3  Calculated using the average share method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Includes interest expense representing less than 0.005%.

6  Annualized.

See accompanying notes to financial statements

UBS Total Return Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

Class A

	Six months ended December 31, 2021	Years ended June 30,				Period ended
	(unaudited)	2021	2020	2019	2018	June 30, 2017[1]
Net asset value, beginning of period	$15.66	$15.64	$15.09	$14.40	$14.94	$15.24
Net investment income (loss)[2]	0.13	0.30	0.41	0.45	0.47	0.25
Net realized and unrealized gain (loss)	(0.21)	(0.02)	0.50	0.65	(0.65)	(0.30)
Net increase (decrease) from operations	(0.08)	0.28	0.91	1.10	(0.18)	(0.05)
Dividends from net investment income	(0.12)	(0.26)	(0.36)	(0.41)	(0.36)	(0.25)
Return of capital	—	—	—	—	—	(0.00)[3]
Total dividends and distributions	(0.12)	(0.26)	(0.36)	(0.41)	(0.36)	(0.25)
Net asset value, end of period	$15.46	$15.66	$15.64	$15.09	$14.40	$14.94
Total investment return[4]	(0.53)%	1.83%	6.14%	7.63%	(1.12)%	(0.31)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.64%[5]	1.73%	1.59%[6]	1.68%[6]	1.45%	1.74%[5]
Expenses after fee waivers and/or expense reimbursements	0.75%[5]	0.75%	0.75%[6]	0.75%[6]	0.75%	0.75%[5]
Net investment income (loss)	1.64%[5]	1.90%	2.66%	3.10%	3.22%	2.28%[5]
Supplemental data:
Net assets, end of period (000's)	$749	$681	$650	$488	$108	$44
Portfolio turnover	92%	169%	209%	234%	236%	700%

Class P

	Six months ended December 31,2021	Years ended June 30,
	(unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$15.67	$15.65	$15.10	$14.41	$14.94	$15.14
Net investment income (loss)[2]	0.15	0.34	0.45	0.49	0.49	0.37
Net realized and unrealized gain (loss)	(0.21)	(0.02)	0.50	0.64	(0.63)	(0.18)
Net increase (decrease) from operations	(0.06)	0.32	0.95	1.13	(0.14)	0.19
Dividends from net investment income	(0.14)	(0.30)	(0.40)	(0.44)	(0.39)	(0.39)
Return of capital	—	—	—	—	—	(0.00)[3]
Total dividends and distributions	(0.14)	(0.30)	(0.40)	(0.44)	(0.39)	(0.39)
Net asset value, end of period	$15.47	$15.67	$15.65	$15.10	$14.41	$14.94
Total investment return[4]	(0.41)%	2.07%	6.40%	7.95%	(0.88)%	1.32%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.44%[5]	1.52%	1.38%[6]	1.45%[6]	1.30%	1.29%
Expenses after fee waivers and/or expense reimbursements	0.50%[5]	0.50%	0.50%[6]	0.50%[6]	0.50%	0.50%
Net investment income (loss)	1.89%[5]	2.15%	2.92%	3.35%	3.29%	2.45%
Supplemental data:
Net assets, end of period (000's)	$32,756	$34,629	$37,048	$38,949	$41,245	$49,919
Portfolio turnover	92%	169%	209%	234%	236%	700%

1  For the period September 29, 2016 (commencement of operations) through June 30, 2017.

2  Calculated using the average share method.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

5  Annualized.

6  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

The UBS Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

The UBS Funds (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has twelve Funds available for investment, each having its own investment objectives and policies: UBS All China Equity Fund, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth at Reasonable Price Fund, UBS U.S. Small Cap Growth Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, (each a "Fund", and collectively, the "Funds"). Each of the Funds is classified as a diversified investment company with the exception of UBS Dynamic Alpha Fund, UBS Municipal Bond Fund, and the UBS Sustainable Development Bank Bond Fund which are classified as non-diversified for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Funds. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Funds. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Funds currently offer Class A and Class P shares, with the exception of UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund and UBS Sustainable Development Bank Bond Fund, which currently offers Class P2 shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P and Class P2 shares have no service or distribution plan.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The UBS Funds

Notes to financial statements (unaudited)

In January 2021, the FASB issued Accounting Standards ("FASB") Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update become effective no later than December 31, 2022, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund , using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Offering costs

Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis.

Dividends and distributions: Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign

The UBS Funds

Notes to financial statements (unaudited)

exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currencydenominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30 , 2023, with the remainder of LIBOR publications to still end at the end of 2021.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the issuers of the Funds' investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

The UBS Funds

Notes to financial statements (unaudited)

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on U.S. and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

The UBS Funds

Notes to financial statements (unaudited)

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third-party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair value determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

The UBS Funds

Notes to financial statements (unaudited)

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

Investments

Asset-backed securities: Certain Funds may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities: Certain Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO

The UBS Funds

Notes to financial statements (unaudited)

classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts: Certain Funds may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's portfolio footnotes.

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund , normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales: UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

For the period ended December 31, 2021, UBS Dynamic Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Total Return Bond Fund did not engage in short sale transactions.

Treasury inflation protected securities: The Funds may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published

The UBS Funds

Notes to financial statements (unaudited)

Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Funds pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Fund of investments and are included in the Statement of assets and liabilities in investments, at value. At December 31, 2021, the Funds did not hold any purchased options.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The UBS Funds

Notes to financial statements (unaudited)

Written options, if any, are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in options and swaptions written, at value. At December 31, 2021, the Funds did not hold any written options.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Fund , depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as fund holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, credit default and total return swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain or loss on swap agreements, in addition to realized gain or loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract.

The UBS Funds

Notes to financial statements (unaudited)

However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section "Credit default swap agreements on credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities..

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if

The UBS Funds

Notes to financial statements (unaudited)

any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund's portfolio of investments is representative of the volume of derivatives outstanding during the period ended December 31, 2021.

The UBS Funds

Notes to financial statements (unaudited)

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2021 is reflected in the Statement of assets and liabilities.

At December 31, 2021, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$37,950	$—	$—	$197,656	$235,606
Swap agreements	103,190	—	—	54,839	158,029
Forward foreign currency contracts	—	268,507	—	—	268,507
Total value	$141,140	$268,507	$—	$252,495	$662,142
UBS Global Allocation Fund
Futures contracts	$236,853	$—	$—	$982,027	$1,218,880
Forward foreign currency contracts	—	795,883	—	—	795,883
Total value	$236,853	$795,883	$—	$982,027	$2,014,763
UBS Total Return Bond Fund
Options and swaptions purchased	$31,111	$—	$—	$—	$31,111
Futures contracts	51,438	—	—	—	51,438
Swap agreements	10,188	—	—	—	10,188
Total value	$92,737	$—	$—	$—	$92,737

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$(34,362)	$—	$—	$(37,385)	$(71,747)
Forward foreign currency contracts	—	(323,433)	—	—	(323,433)
Total	$(34,362)	$(323,433)	$—	$(37,385)	$(395,180)
UBS Global Allocation Fund
Futures contracts	$(162,729)	$—	$—	$(191,463)	$(354,192)
Forward foreign currency contracts	—	(564,432)	—	—	(564,432)
Total	$(162,729)	$(564,432)	$—	$(191,463)	$(918,624)

The UBS Funds

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Total Return Bond Fund
Options and swaptions written	$(25,896)	$—	$—	$—	$(25,896)
Futures contracts	(2,627)	—	—	—	(2,627)
Swap agreements	(31,490)	—	—	—	(31,490)
Forward foreign currency contracts	—	(6,593)	—	—	(6,593)
Total	$(60,013)	$(6,593)	$—	$—	$(66,606)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

During the period ended December 31, 2021, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$(64,476)	$—	$—	$103,744	$39,268
Swap agreements	—	—	48,803	—	48,803
Forward foreign currency contracts	—	560,814	—	—	560,814
Total net realized gains (loss)	$(64,476)	$560,814	$48,803	$103,744	$648,885
UBS Global Allocation Fund
Futures contracts	$(214,285)	$—	$—	$(465,360)	$(679,645)
Swap agreements	—	—	(101,881)	—	(101,881)
Forward foreign currency contracts	—	(164,345)	—	—	(164,345)
Total net realized gains (loss)	$(214,285)	$(164,345)	$(101,881)	$(465,360)	$(945,871)
UBS Total Return Bond Fund
Options and swaptions Purchased	$(26,525)	$—	$—	$—	$(26,525)
Options and swaptions written	21,020	—	—	—	21,020
Futures contracts	119,485	—	—	—	119,485
Swap agreements	173	—	—	964	1,137
Forward foreign currency contracts	—	18,779	—	—	18,779
Total net realized gains (loss)	$114,153	$18,779	$—	$964	$133,896

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

The UBS Funds

Notes to financial statements (unaudited)

During the period ended December 31, 2021, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
UBS Dynamic Alpha Fund
Futures contracts	$56,353	$—	$—	$204,509	$260,862
Swap agreements	—	—	(31,812)	—	(31,812)
Foreign forward currency contracts	—	(224,245)	—	—	(224,245)
Net change in appreciation (depreciation)	$56,353	$(224,245)	$(31,812)	$204,509	$4,805
UBS Global Allocation Fund
Futures contracts	$132,636	$—	$—	$1,577,599	$1,710,235
Swap agreements	—	—	40,110	—	40,110
Foreign forward currency contracts	—	318,737	—	—	318,737
Net change in appreciation (depreciation)	$132,636	$318,737	$40,110	$1,577,599	$2,069,082
UBS Total Return Bond Fund
Options and swaptions purchased	$(17,393)	$—	$—	$—	$(17,393)
Options and swaptions written	10,811	—	—	—	10,811
Futures contracts	(26,994)	—	—	—	(26,994)
Swap agreements	(21,302)	—	—	(2,618)	(23,920)
Foreign forward currency contracts	—	(18,954)	—	—	(18,954)
Net change in appreciation (depreciation)	$(54,878)	$(18,954)	$—	$(2,618)	$(76,450)

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At December 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Dynamic Alpha Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$662,142	$(395,180)
Derivatives not subject to a MNA or similar agreements	(393,635)	71,747
Total gross amount of assets and liabilities subject to MNA or similar agreements	$268,507	$(323,433)

The UBS Funds

Notes to financial statements (unaudited)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$79,742	$(79,742)	$—	$—
CIBC	3	(3)	—	—
CITI	39,456	—	—	39,456
GS	38,099	(30,143)	—	7,956
MSCI	109,980	(21,445)	—	88,535
SSC	1,227	—	—	1,227
Total	$268,507	$(131,333)	$—	$137,174
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(96,184)	$79,742	$—	$(16,442)
BOA	(73,141)	—	—	(73,141)
CIBC	(997)	3	—	(994)
GS	(30,143)	30,143	—	—
HSBC	(100,421)	—	—	(100,421)
JPMCB	(1,102)	—	—	(1,102)
MSCI	(21,445)	21,445	—	—
Total	$(323,433)	$131,333	$—	$(192,100)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

UBS Global Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$2,014,763	$(918,624)
Derivatives not subject to a MNA or similar agreements[1]	(1,218,880)	354,192
Total gross amount of assets and liabilities subject to MNA or similar agreements	$795,883	$(564,432)

The UBS Funds

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BOA	$287,847	$(68,739)	$—	$219,108
GS	108,540	(55,014)	—	53,526
JPMCB	54,569	—	—	54,569
MSCI	157,191	(157,191)	—	—
SSC	187,736	(52,795)	—	134,941
Total	$795,883	$(333,739)	$—	$462,144
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(68,739)	$68,739	$—	$—
CIBC	(128,629)	—	—	(128,629)
GS	(55,014)	55,014	—	—
MSCI	(259,255)	157,191	—	(102,064)
SSC	(52,795)	52,795	—	—
Total	$(564,432)	$333,739	$—	$(230,693)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

At December 31, 2021, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$92,737	$(66,606)
Derivatives not subject to a MNA or similar agreements[1]	(85,532)	55,211
Total gross amount of assets and liabilities subject to MNA or similar agreements	$7,205	$(11,395)

The UBS Funds

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
AG	$6,161	$—	$—	$6,161
BOA	1,044	(93)	—	951
Total	$7,205	$(93)	$—	$7,112
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(93)	$93	$—	$—
GS	(4,709)	—	—	(4,709)
JPMCB	(6,593)	—	—	(6,593)
Total	$(11,395)	$93	$—	$(11,302)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, as value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation of forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to $750 mm	$750 mm to $1.0 billion	$1.0 billion and over
UBS All China Equity Fund	0.850%	0.825%	0.800%	0.775%	0.750%
UBS Emerging Markets Equity Opportunity Fund	0.900	0.875	0.850	0.825	0.750
UBS Sustainable Development Bank Bond Fund	0.150	0.145	0.140	0.135	0.130

The UBS Funds

Notes to financial statements (unaudited)

Fund	$0 to $250 mm	$250 mm to $500 mm billion	$500 mm to $750 mm billion	$750 mm to $1.0 billion	$1.0 billion to $1.5 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%	0.775%	0.750%	0.725%	0.675%	0.650%

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS U.S. Small Cap Growth Fund	0.850%	0.850%	0.825%	0.825%	0.825%

Fund	All assets
UBS Engage For Impact Fund	0.750%
UBS Municipal Bond Fund	0.400
UBS US Dividend Ruler Fund	0.500
UBS US Quality Growth at Reasonable Price Fund	0.500
UBS Total Return Bond Fund	0.500

For UBS All China Equity Fund, UBS Global Allocation Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS International Sustainable Equity Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth at Reasonable Price Fund, UBS Municipal Bond Fund, UBS Sustainable Development Bank Bond Fund, and UBS Total Return Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. The contractual fee waiver and/or expense reimbursement agreement for each Fund, except UBS International Sustainable Equity Fund, will remain in place through the period ending October 28, 2022. The fee waiver and/or expense reimbursement for UBS International Sustainable Equity Fund is irrevocable. Investment advisory fees, including the dollar amount waived or reimbursed, for the period ended December 31, 2021 were as follows:

Fund	Class A expense cap	Class P expense cap	Class P2 expense cap	Amount due to (due from) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS All China Equity Fund	—	1.10%	—	$(22,285)	$6,527	$(150,252)	$—
UBS Dynamic Alpha Fund	1.35%	1.10	—	3,132	142,331	(162,670)	—
UBS Global Allocation Fund	1.20	0.95	—	98,186	993,640	(233,813)	—
UBS Emerging Markets Equity Opportunity Fund	—	1.00	0.40%	133,641	4,054,230	(3,098,057)	—
UBS Engage For Impact Fund	—	0.85	0.25	(20,196)	207,260	(332,901)	—
UBS International Sustainable Equity Fund	1.25	1.00	0.25	189,506	1,572,394	(258,156)	—
UBS US Dividend Ruler Fund	—	0.50	—	19,528	251,986	(205,107)	—
UBS US Quality Growth at Reasonable Price Fund	—	0.50	—	34,932	365,823	(238,354)	—
UBS U.S. Small Cap Growth Fund	1.24	0.99	—	107,159	868,148	(161,741)	—
UBS Municipal Bond Fund	0.65	0.40	—	5,918	224,113	(198,225)	—
UBS Sustainable Development Bank Bond Fund	—	0.25	0.15	(13,895)	66,775	(170,364)	—
UBS Total Return Bond Fund	0.75	0.50	—	(12,056)	87,630	(164,132)	—

The UBS Funds

Notes to financial statements (unaudited)

For UBS Emerging Markets Opportunity Fund Class P2, UBS Engage For Impact Fund Class P2, UBS International Sustainable Equity Fund Class P2, and UBS Sustainable Development Bank Bond Fund Class P2 the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its all or portion of management fees. For the period ended December 31, 2021, the advisory fees waived were $2,997,046, $175,421, $175,672 and $52,560, respectively and such amounts are not subject to future recoupment. In addition these waivers are included within the fees waived/expenses reimbursed amount disclosed in the table above.

Each Fund, except for UBS International Sustainable Equity Fund and UBS Emerging Markets Equity Opportunity Fund Class P2, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the period ended December 31, 2021 are subject to repayment through June 30, 2025.

UBS Emerging Markets Equity Opportunity Fund Class P2 will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by the Fund of the Advisor will not cause the total expense ratio to exceed the contractual limit as then may be in effect for the class. The expenses reimbursed for the period ended December 31, 2021 are subject to repayment through June 30, 2025.

At December 31, 2021, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2022	Expires June 30, 2023	Expires June 30, 2024	Expires June 30, 2025
UBS All China Equity Fund—Class P	$277,044	$—	$—	$126,792[1]	$150,252
UBS Dynamic Alpha Fund—Class A	677,556	216,606	163,867	200,016	97,067
UBS Dynamic Alpha Fund—Class P	466,157	159,704	109,524	131,326	65,603
UBS Global Allocation Fund—Class A	1,389,020	397,509	409,362	397,866	184,283
UBS Global Allocation Fund—Class P	365,988	109,737	103,031	103,690	49,530
UBS Emerging Markets Equity Opportunity Fund—Class P	385,333	2,946	129,108	152,268	101,011
UBS Emerging Markets Equity Opportunity Fund—Class P2	109,650	109,650	—	—	—
UBS Engage For Impact Fund—Class P	689,876	237,224	295,800	127,379	29,473
UBS Engage For Impact Fund—Class P2	249,252	—	—	121,244	128,008
UBS US Dividend Ruler Fund—Class P	625,350	—	—	420,243	205,107
UBS US Quality Growth at Reasonable Price Fund—Class P	695,989	—	—	457,635	238,354
UBS U.S. Small Cap Growth Fund—Class A	250,588	83,376	80,713	59,658	26,841
UBS U.S. Small Cap Growth Fund—Class P	941,398	287,096	268,927	250,475	134,900
UBS Municipal Bond Fund—Class A	151,606	50,814	44,702	39,054	17,036
UBS Municipal Bond Fund—Class P	1,263,258	394,044	321,177	366,848	181,189
UBS Sustainable Development Bank Bond Fund—Class P	715,961	241,710	296,902	146,863	30,486
UBS Sustainable Development Bank Bond Fund—Class P2	199,159	—	—	111,841	87,318
UBS Total Return Bond Fund—Class A	18,216	3,032	5,271	6,484	3,429
UBS Total Return Bond Fund—Class P	1,233,720	370,965	333,503	368,549	160,703

For UBS Emerging Markets Equity Opportunity Fund Class P2, UBS International Sustainable Equity Fund P2 and UBS Sustainable Development Bank Bond Fund Class P2, the Advisor has entered into a written agreement pursuant to which the Advisor has agreed to waive its retained administration fees. For the period ended December 31, 2021,

The UBS Funds

Notes to financial statements (unaudited)

the administration fees waived were $241,485, $13,609 and $3,306,respectively and such amounts are not subject to future recoupment.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the period ended December 31, 2021, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS All China Equity Fund	$92	$576
UBS Dynamic Alpha Fund	2,025	12,559
UBS Global Allocation Fund	15,329	93,153
UBS Emerging Markets Equity Opportunity Fund	17,305	351,474
UBS Engage For Impact Fund	3,654	20,726
UBS International Sustainable Equity Fund	21,332	149,119
UBS US Dividend Ruler Fund	7,439	37,798
UBS US Quality Growth at Reasonable Price Fund	10,919	54,873
UBS U.S. Small Cap Growth Fund	11,965	76,601
UBS Municipal Bond Fund	6,916	42,021
UBS Sustainable Development Bank Bond Fund	5,186	33,388
UBS Total Return Bond Fund	2,161	13,145

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the period ended December 31, 2021 have been included near the end of each Fund's Portfolio of investments.

During the period ended December 31, 2021, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	UBS Group AG
UBS Emerging Markets Equity Opportunity Fund	$9,020
UBS Engage For Impact Fund	141
UBS International Sustainable Equity Fund	1,563

During the period ended, December 31, 2021, some of the Funds engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the Board.

Service and distribution plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans ("the Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments

The UBS Funds

Notes to financial statements (unaudited)

made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A
UBS Dynamic Alpha Fund	0.25%
UBS Global Allocation Fund	0.25
UBS Engage For Impact Fund	0.25
UBS International Sustainable Equity Fund	0.25
UBS U.S. Small Cap Growth Fund	0.25
UBS Municipal Bond Fund	0.25
UBS Total Return Bond Fund	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. At December 31, 2021, certain Funds owed UBS AM (US) service and distribution fees, and for the period ended December 31, 2021, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Service and distribution fees owed	Sales charges earned by distributor
UBS Dynamic Alpha Fund—Class A	$4,040	$—
UBS Global Allocation Fund—Class A	39,106	—
UBS U.S. Small Cap Growth Fund—Class A	6,177	—
UBS Municipal Bond Fund—Class A	1,821	—
UBS Total Return Bond Fund—Class A	156	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the period ended December 31, 2021, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated service fees as follows:

Fund	Delegated services fees earned
UBS Dynamic Alpha Fund	$7,513
UBS Global Allocation Fund	26,448
UBS Emerging Markets Equity Opportunity Fund	16,165
UBS Engage For Impact Fund	5,071
UBS International Sustainable Equity Fund	11,109
UBS US Dividend Ruler Fund	13,769
UBS US Quality Growth At Reasonable Price Fund	19,748
UBS U.S. Small Cap Growth Fund	2,713
UBS Municipal Bond Fund	5,947
UBS Sustainable Development Bank Bond Fund	5,719
UBS Total Return Bond Fund	452

The UBS Funds

Notes to financial statements (unaudited)

Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured by cash, U.S. government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, U.S. government securities, and irrevocable letters of credit securing the loan falls below 100% of the market value for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, U.S. government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Fund, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

At December 31, 2021, the following Funds had securities on loan at value, cash collateral and non-cash collateral as follows:

Fund	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
UBS All China Equity Fund	$68,065	$4,332	$67,884	$72,216	U.S. Treasury Notes and U.S. Treasury Bills
UBS Dynamic Alpha Fund	1,552,056	1,289,086	295,852	1,584,938	U.S. Treasury Notes and U.S. Treasury Bills
UBS Global Allocation Fund	14,516,138	7,592,367	7,443,761	15,036,128	U.S. Treasury Notes and U.S. Treasury Bills
UBS Engage For Impact Fund	756,473	—	774,954	774,954	U.S. Treasury Notes and U.S. Treasury Bills
UBS International Sustainable Equity Fund	2,034,458	1,980,392	125,251	2,105,643	U.S. Treasury Notes and U.S. Treasury Bills
UBS U.S. Small Cap Growth Fund	5,894,611	2,111,754	4,047,722	6,159,476	U.S. Treasury Notes and U.S. Treasury Bills
UBS Total Return Bond Fund	118,999	121,600	—	121,600

* These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

The table below represents the disaggregation at December 31, 2021 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized
Fund	Equity securities	Corporate bonds	liabilities for securities lending transactions
UBS All China Equity Fund	$4,332	$—	$4,332
UBS Dynamic Alpha Fund	—	1,289,086	1,289,086
UBS Global Allocation Fund	7,592,367	—	7,592,367
UBS International Sustainable Equity Fund	1,980,392	—	1,980,392
UBS U.S. Small Cap Growth Fund	2,111,754	—	2,111,754
UBS Total Return Bond Fund	—	121,600	121,600

The UBS Funds

Notes to financial statements (unaudited)

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. The funds covered by the Committed Credit Facility have agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the allocation is based on utilization.

For the period ended December 31, 2021, the following Funds had borrowings as follows:

Fund	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS Emerging Markets Equity Opportunity Fund	$10,152,596	5	$2,031	1.440%
UBS International Sustainable Equity Fund	5,785,935	12	2,783	1.443
UBS Municipal Bond Fund	803,501	7	188	1.200

At December 31, 2021, UBS International Sustainable Equity Fund had an outstanding borrowing of $1,351,726.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended December 31, 2021, there were no recaptured commissions on the Funds.

Purchases and sales of securities

For the period December 31, 2021, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales
UBS All China Equity Fund	$162,491	$19,166
UBS Dynamic Alpha Fund	990,147	1,325,911
UBS Global Allocation Fund	129,048,775	137,169,005
UBS Emerging Markets Equity Opportunity Fund	216,799,234	415,466,833
UBS Engage For Impact Fund	17,219,440	9,125,577
UBS International Sustainable Equity Fund	127,261,855	178,150,511
UBS US Dividend Ruler Fund	42,363,369	12,305,687
UBS US Quality Growth At Reasonable Price Fund	59,175,165	13,389,938
UBS U.S. Small Cap Growth Fund	36,192,052	53,298,934
UBS Municipal Bond Fund	12,267,447	8,083,960
UBS Sustainable Development Bank Bond Fund	17,078,211	9,225,220
UBS Total Return Bond Fund	31,937,959	33,618,026

The UBS Funds

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Funds for the period ended December 31, 2021 were as follows:

UBS All China Equity Fund
For the six months ended December 31, 2021:

Class P
	Shares	Amount
Shares sold	—	$—
Net increase (decrease)	—	$—

For the period ended June 30, 2021:

	Class P1
	Shares	Amount
Shares sold	200,000	$2,000,000
Net increase (decrease)	200,000	$2,000,000

1  For the period from February 23, 2021 (commencement of operations) through June 30, 2021.

UBS Dynamic Alpha Fund
For the six months ended December 31, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,198	$21,364	111,842	$780,586
Shares repurchased	(221,637)	(1,492,004)	(257,796)	(1,768,706)
Dividends reinvested	282,505	1,714,805	197,351	1,231,472
Net increase (decrease)	64,066	$244,165	51,397	$243,352

For the year ended June 30, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,428	$28,574	211,816	$1,431,574
Shares repurchased	(535,926)	(3,458,032)	(632,905)	(4,188,830)
Net increase (decrease)	(531,498)	$(3,429,458)	(421,089)	$(2,757,256)

UBS Global Allocation Fund
For the six months ended December 31, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	19,261	$241,643	64,315	$953,979
Shares repurchased	(656,457)	(9,407,362)	(257,353)	(3,788,025)
Dividends reinvested	2,292,309	27,920,324	650,782	8,167,316
Net increase (decrease)	1,655,113	$18,754,605	457,744	$5,333,270

The UBS Funds

Notes to financial statements (unaudited)

For the year ended June 30, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	10,038	$136,618	244,148	$3,438,467
Shares repurchased	(1,750,164)	(23,572,518)	(781,217)	(10,944,548)
Dividends reinvested	202,723	2,805,681	65,787	933,522
Net increase (decrease)	(1,537,403)	$(20,630,219)	(471,282)	$(6,572,559)

UBS Emerging Markets Equity Opportunity Fund
For the six months ended December 31, 2021:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	1,719,274	$19,487,716	8,717,793	$100,090,314
Shares repurchased	(4,996,946)	(54,773,879)	(24,355,240)	(267,230,661)
Dividends reinvested	1,943,668	18,562,033	4,939,035	47,414,730
Net increase (decrease)	(1,334,004)	$(16,724,130)	(10,698,412)	$(119,725,617)

For the year ended June 30, 2021:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	14,147,551	$169,320,305	26,833,218	$319,261,194
Shares repurchased	(3,025,956)	(36,095,951)	(6,974,249)	(81,214,990)
Dividends reinvested	127,176	1,540,098	545,332	6,642,141
Net increase (decrease)	11,248,771	$134,764,452	20,404,301	$244,688,345

UBS Engage For Impact Fund
For the six months ended December 31, 2021:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	121,089	$1,737,571	583,771	$8,480,730
Shares repurchased	(60,207)	(875,565)	(188,209)	(2,746,555)
Dividends reinvested	30,309	387,354	440,302	5,618,257
Net increase (decrease)	91,191	$1,249,360	835,864	$11,352,432

For the period ended June 30, 2021:

	Class P		Class P2[2]
	Shares	Amount	Shares	Amount
Shares sold	1,369,755	$17,043,521	3,075,952	$43,396,675
Shares repurchased	(3,430,094)	(47,437,737)	(88,712)	(1,255,623)
Dividends reinvested	20,418	265,026	—	—
Net increase (decrease)	(2,039,921)	$(30,129,190)	2,987,240	$42,141,052

2  For the period February 24, 2021 (commencement of operations) through June 30, 2021.

The UBS Funds

Notes to financial statements (unaudited)

UBS International Sustainable Equity Fund
For the six months ended December 31, 2021:

	Class A		Class P		Class P2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	17,643	$216,616	7,067,000	$85,837,022	751,342	$9,227,158
Shares repurchased	(60,481)	(734,378)	(13,313,324)	(158,065,741)	(165,414)	(2,051,141)
Dividends reinvested	62,958	671,131	2,573,269	27,482,511	422,701	4,514,447
Net increase (decrease)	20,120	$153,369	(3,673,055)	$(44,746,208)	1,008,629	$11,690,464

For the period ended June 30, 2021:

	Class A		Class P		Class P2[3]
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	113,209	$1,201,424	15,687,291	$182,719,166	3,495,542	$41,172,796
Shares repurchased	(166,275)	(1,815,013)	(6,573,685)	(76,443,156)	(226,942)	(2,792,095)
Dividends reinvested	7,173	84,210	267,600	3,149,650	33,491	394,187
Net increase (decrease)	(45,893)	$(529,379)	9,381,206	$109,425,660	3,302,091	$38,774,888

3  For the period from October 30, 2020 (commencement of operations) through June 30, 2021.

UBS US Dividend Ruler Fund
For the six months ended December 31, 2021:

	Class P
	Shares	Amount
Shares sold	2,908,456	$38,794,325
Shares repurchased	(643,208)	(8,518,029)
Dividends reinvested	219,574	2,883,002
Net increase (decrease)	2,484,822	$33,159,298

For the period ended June 30, 2021:

	Class P4
	Shares	Amount
Shares sold	7,444,278	$84,691,033
Shares repurchased	(1,078,574)	(12,605,771)
Dividends reinvested	27,009	304,926
Net increase (decrease)	6,392,713	$72,390,188

4  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

The UBS Funds

Notes to financial statements (unaudited)

UBS US Quality Growth At Reasonable Price Fund
For the six months ended December 31, 2021:

	Class P
	Shares	Amount
Shares sold	4,208,647	$58,800,672
Shares repurchased	(890,870)	(12,422,746)
Dividends reinvested	317,326	4,369,581
Net increase (decrease)	3,635,103	$50,747,507

For the period ended June 30, 2021:

	Class P4
	Shares	Amount
Shares sold	10,980,973	$123,322,191
Shares repurchased	(2,102,969)	(24,559,546)
Dividends reinvested	20,693	233,830
Net increase (decrease)	8,898,697	$98,996,475

4  For the period from July 9, 2020 (commencement of operations) through June 30, 2021.

UBS U.S. Small Cap Growth Fund
For the six months ended December 31, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	38,675	$945,212	254,535	$8,023,571
Shares repurchased	(221,498)	(5,697,412)	(711,282)	(21,961,438)
Dividends reinvested	272,963	5,486,549	1,200,697	28,804,727
Net increase (decrease)	90,140	$734,349	743,950	$14,866,860

For the year ended June 30, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	257,901	$6,742,911	1,935,839	$57,059,671
Shares repurchased	(295,081)	(7,733,170)	(1,076,007)	(31,440,072)
Dividends reinvested	129,889	3,329,059	510,279	15,053,231
Net increase (decrease)	92,709	$2,338,800	1,370,111	$40,672,830

UBS Municipal Bond Fund
For the six months ended December 31, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	710,320	$7,728,319
Shares repurchased	(89,196)	(969,685)	(1,182,494)	(12,870,876)
Dividends reinvested	11,475	123,638	133,336	1,436,201
Net increase (decrease)	(77,721)	$(846,047)	(338,838)	$(3,706,356)

The UBS Funds

Notes to financial statements (unaudited)

For the year ended June 30, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	3,234,611	$35,344,732
Shares repurchased	(267,440)	(2,906,597)	(3,769,782)	(41,168,503)
Dividends reinvested	18,104	198,055	183,475	2,004,762
Net increase (decrease)	(249,336)	$(2,708,542)	(351,696)	$(3,819,009)

UBS Sustainable Development Bank Bond Fund
For the six months ended December 31, 2021:

	Class P		Class P2
	Shares	Amount	Shares	Amount
Shares sold	398,571	$4,225,763	1,154,571	$12,222,702
Shares repurchased	(249,618)	(2,632,082)	(504,331)	(5,330,694)
Dividends reinvested	1,745	18,417	42,703	450,498
Net increase (decrease)	150,698	$1,612,098	692,943	$7,342,506

For the period ended June 30, 2021:

	Class P		Class P2[3]
	Shares	Amount	Shares	Amount
Shares sold	1,430,661	$15,750,187	6,756,676	$73,013,100
Shares repurchased	(3,148,022)	(34,747,508)	(660,559)	(6,989,118)
Dividends reinvested	19,415	214,348	102,495	1,102,672
Net increase (decrease)	(1,697,946)	$(18,782,973)	6,198,612	$67,126,654

3 For the period from October 30, 2020 (commencement of operations) through June 30, 2021.

UBS Total Return Bond Fund
For the six months ended December 31, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,202	$143,667	1,837	$28,858
Shares repurchased	(4,494)	(69,616)	(109,766)	(1,712,315)
Dividends reinvested	273	4,261	14,422	225,353
Net increase (decrease)	4,981	$78,312	(93,507)	$(1,458,104)

For the year ended June 30, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,735	$27,000	19,241	$306,021
Shares repurchased	(336)	(5,337)	(210,154)	(3,306,353)
Dividends reinvested	531	8,349	33,709	530,760
Net increase (decrease)	1,930	$30,012	(157,204)	$(2,469,572)

The UBS Funds

Notes to financial statements (unaudited)

Federal tax status

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2021 was as follows:

Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from long term realized capital gains	Total distributions paid
UBS Global Allocation Fund	$—	$1,410,280	$2,667,270	$4,077,550
UBS Emerging Markets Equity Opportunity Fund	—	10,787,637	—	10,787,637
UBS Engage For Impact Fund	—	65,220	235,704	300,924
UBS International Sustainable Equity Fund	—	4,020,989	—	4,020,989
UBS US Dividend Ruler Fund	—	337,013	—	337,013
UBS US Quality Growth At Reasonable Price Fund	—	250,762	—	250,762
UBS U.S. Small Cap Growth Fund	—	6,327,434	12,787,307	19,114,741
UBS Municipal Bond Fund	1,703,034	37,074	972,985	2,713,093
UB Sustainable Development Bank Bond Fund	—	1,254,524	595,498	1,850,022
UBS Total Return Bond Fund	—	706,081	—	706,081

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis current fiscal year will be determined after the Trust's fiscal year ending June 30, 2022.

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at December 31, 2021 were as follows:

Fund	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS All China Equity Fund	$1,912,051	$22,150	$(493,626)	$(471,476)
UBS Dynamic Alpha Fund	37,175,506	1,134,302	(8,366,431)	(7,232,129)
UBS Global Allocation Fund	225,374,181	32,310,751	(4,105,355)	28,205,396
UBS Emerging Markets Equity Opportunity Fund	725,308,129	57,547,964	(85,352,833)	(27,804,869)
UBS Engage For Impact Fund	50,932,326	11,266,756	(2,405,780)	8,860,976
UBS International Sustainable Equity Fund	337,643,833	40,742,917	(24,685,048)	16,057,869
UBS US Dividend Ruler Fund	106,927,053	15,569,037	(1,039,624)	14,529,413
UBS US Quality Growth At Reasonable Price Fund	150,589,312	30,402,373	(728,058)	29,674,315
UBS U.S. Small Cap Growth Fund	150,009,361	53,324,536	(10,174,153)	43,150,383
UBS Municipal Bond Fund	100,509,384	4,442,065	(95,410)	4,346,655
UB Sustainable Development Bank Bond Fund	90,982,294	679,302	(1,228,474)	(549,172)
UBS Total Return Bond Fund	36,133,963	921,567	(482,916)	438,651

Net capital losses recognized by the Funds, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

The UBS Funds

Notes to financial statements (unaudited)

At June 30, 2021, the following Funds had net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS All China Equity Fund	$106,114	$—	$106,114
UBS Dynamic Alpha Fund	18,340,107	13,544,679	31,884,786
UBS Total Return Bond Fund	1,853,913	770,813	2,624,726

During the fiscal year ended June 30, 2021, the following Funds had capital loss carryforwards utilized:

Fund	Capital loss carryforwards utilized
UBS Emerging Markets Equity Opportunity Fund	$12,454,148
UBS International Sustainable Equity Fund	8,595,504

Qualified late year losses are deemed to arise on the first business day of a Fund's next table year. For the fiscal year ended June 30, 2021, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October capital loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Municipal Bond Fund	$—	$102,185	$—
UBS Sustainable Development Bank Bond Fund	—	24,512	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of December 31, 2021, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended December 31, 2021, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2021 or since inception in the case of UBS All China Equity Fund, UBS Emerging Markets Equity Opportunity Fund, UBS Engage For Impact Fund, UBS US Dividend Ruler Fund, UBS US Quality Growth at Reasonable Price Fund and UBS Sustainable Development Bank Bond Fund remains subject to examination by the Internal Revenue Service and state taxing authorities.

The UBS Funds

General information (unaudited)

Quarterly portfolio schedule

The Funds filed its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC's website at http://www.sec.gov. (Please note that on the SEC's website, the "filing type" designation for this information may be "NPORT-EX.") Additionally, you may obtain copies of such portfolio holdings schedules for the first and third quarters of each fiscal year from the funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's website: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019-6028

S1627

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Keith Weller, Secretary of The UBS Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant - not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The UBS Funds

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	March 10, 2022

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	March 10, 2022